    As filed with the Securities and Exchange Commission on October 20, 2003

                                                             FILE NOS. 333-90324
                                                                       811-21096

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM N-4
                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                  ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO. / /

                       POST-EFFECTIVE AMENDMENT NO. 4 /X/

                                     AND/OR
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940

                               AMENDMENT NO. 5 /X/

                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------
                          Variable Annuity Account Nine
                           (Exact Name of Registrant)

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
           (formerly known as Anchor National Life Insurance Company)
                             ("AIG SunAmerica Life")
                               (Name of Depositor)
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (310) 772-6000

                            CHRISTINE A. NIXON, ESQ.
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on October 31, 2003 pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a) of Rule 485
[ ]  on                  pursuant to paragraph (a) of Rule 485

                          VARIABLE ANNUITY ACCOUNT NINE

                              Cross Reference Sheet

                               PART A - PROSPECTUS

Item Number in Form N-4                    Caption
-----------------------                    -------
1.   Cover Page                            Cover Page

2.   Definitions                           Glossary

3.   Synopsis                              Highlights; Fee Tables;
                                           Portfolio Expenses; Examples

4.   Condensed Financial Information       Appendix A-Condensed Financial

5.   General Description of Registrant,    The Alliance Ovation Plus Variable Annuity;
     Depositor and Portfolio Company       Investment Options; Other Information

6.   Deductions                            Expenses

7.   General Description of                The Alliance Ovation Plus Variable Annuity;
     Variable Annuity Contracts            Purchasing an Alliance Ovation Plus
                                           Variable Annuity Contract;
                                           Investment Options

8.   Annuity Period                        Income Options

9.   Death Benefit                         Death Benefits

10.  Purchases and Contract Value          Purchasing an Alliance Ovation Plus
                                           Variable Annuity Contract

11.  Redemptions                           Access To Your Money

12.  Taxes                                 Taxes

13.  Legal Proceedings                     Other Information-Legal Proceedings

14.  Table of Contents of Statement        Table of Contents of Statement
     of Additional Information             of Additional Information

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

Item Number in Form N-4                    Caption
-----------------------                    -------
15.  Cover Page                            Cover Page

16.  Table of Contents                     Table of Contents

17.  General Information and History       The Alliance Ovation Plus Variable Annuity (P);
                                           Separate Account; General Account;
                                           Other Information (P)

18.  Services                              Other Information (P)

19.  Purchase of Securities Being Offered  Purchasing an Alliance Ovation Plus
                                           Variable Annuity Contract (P)

20.  Underwriters                          Distribution of Contracts

21.  Calculation of Performance Data       Performance Data

22.  Annuity Payments                      Income Options (P);
                                           Income Payments;
                                           Annuity Unit Values

23.  Financial Statements                  Financial Statements (Depositor and
                                           Registrant)

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

--------------------------------------------------------------------------------
                          VARIABLE ANNUITY ACCOUNT NINE
                                Supplement to the
          ALLIANCE OVATION PLUS VARIABLE ANNUITY (O-3121-PRO (R 4/03))
                          PROSPECTUS DATED MAY 1, 2003
--------------------------------------------------------------------------------

The date of the Prospectus is changed to October 31, 2003.

All references in the prospectus to the date of the Statement of Additional Information are hereby changed to October 31, 2003.

The following replaces the Fee Tables on page 7 of the prospectus:

================================================================================
                                   FEE TABLES
================================================================================

The following describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. If applicable, you may also be subject to state premium taxes.

Maximum Owner Transaction Expenses

Withdrawal Charges (as a percentage of each Purchase Payment)/1/ .........  6.0%

Transfer Fee
No charge for first 12 transfers each contract year; thereafter, fee is $10 per transfer. (Transfers for DCA or asset rebalancing are not counted against your 12 free transfers.)

The following describes the fees and expenses that you may pay periodically during the time that you own the contract, not including the underlying portfolios fees and expenses which are outlined in the next section.

Contract Maintenance Fee ............................   none

Separate Account Annual Expenses
(deducted daily as a percentage of your average daily net asset value)
    Separate Account Annual Expenses .....................   1.60%
    Optional Annual Ratchet Plan/2/ ......................   0.10%
    Optional Equity Assurance Plan/2/
           Ages 60+ at issue/3/ ..........................   0.20%
    Optional Estate Benefit Payment ......................   0.20%
    Optional Accidental Death Benefit ....................   0.05%
                                                             -----
       Total Separate Account Annual Expenses ............   2.15%
                                                             =====

Additional Optional Feature Fee
    You may elect the Capital Protector feature described below.

Optional Capital Protector Fee/4/
Contract Year                   Annualized Charge
-------------                   -----------------
     0-7 ....................          1.00%
     8-10 ...................          0.80%
     11+ ....................          none

Footnotes to the Fee Table:


/1/ Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 years:


                                       Years
      -------------------------------------------------------------------
       1        2         3        4        5        6        7       8 +
      ----    -----      ----     ----     ----     ----     ----    ----
       6%       6%        5%       5%       4%       3%       2%      0%

/2/ The Enhanced Equity Assurance Plan includes both the Annual Ratchet Plan and the Equity Assurance Plan. The fee for the Enhanced Equity Assurance Plan up to age 59 at issue is 0.17% and age 60+ at issue is 0.30%.

/3/ If you are age 59 or younger at issue, the fee for the Equity Assurance Plan is 0.07%.

/4/ The Capital Protector feature is optional and if elected, the fee is calculated as a percentage of your Contract Value minus Purchase Payments received after the 30th day since you purchased your contract. The fee is deducted from your Contract Value at the end of the first contract quarter and quarterly thereafter.

The following shows the minimum and maximum total operating expenses charged by the underlying Portfolios of the Series Fund before any waivers or reimbursements that you may pay periodically during the time you own the contract. More detail concerning the Series Fund's fees and expenses is contained in the prospectus for the Series Fund. Please read the Series Fund prospectus carefully before investing.

                               PORTFOLIO EXPENSES

Total Annual Underlying Portfolio Expenses                                         Minimum   Maximum
------------------------------------------                                         -------   -------
(expenses that are deducted from underlying portfolios of the Series Fund,
including management fees, other expenses and 12b-1 fees if applicable)/1/ .....   0.93%     2.47%

/1/ For individual expenses of each of the Variable Portfolios available in your contract, please refer to the Series Fund prospectus.

The following replaces the Examples listed under the section entitled MAXIMUM EXPENSE EXAMPLES on page 8 of the prospectus:

(1) If you surrender your contract at the end of the applicable time period and you elect the optional benefits at the maximum charges offered (Annual Ratchet Plan, 0.10%, Equity Assurance Plan, Ages 60+, 0.20% (or the Enhanced Equity Assurance Plan, which is the combination of the Annual Ratchet and Equity Assurance Plan, Ages 60+ at 0.30%); Estate Benefit Payment, 0.20%, Accidental Death Benefit, 0.05% and Capital Protector, 1.00% Years 0-7, 0.80% Years 8-10):

     1 YEAR                     3 YEARS          5 YEARS           10 YEARS
     ======================================================================
     $1,160                      $2,170           $3,167             $5,397
     ======================================================================

(2) If you annuitize your contract:

     1 YEAR                     3 YEARS          5 YEARS           10 YEARS
     ======================================================================
       $409                      $1,238           $2,083             $4,264
     ======================================================================

(3) If you do not surrender your contract and you elect the optional benefits at the maximum charges offered (Annual Ratchet Plan, 0.10%, Equity Assurance Plan, Ages 60+, 0.20% (or the Enhanced Equity Assurance Plan, which is the combination of the Annual Ratchet and Equity Assurance Plan, Ages 60+ at 0.30%); Estate Benefit Payment, 0.20%, Accidental Death Benefit, 0.05% and Capital Protector, 1.00% Years 0-7, 0.80% Years 8-10):

     1 YEAR                     3 YEARS          5 YEARS           10 YEARS
     ======================================================================
       $560                      $1,670           $2,767             $5,397
     ======================================================================

The following replaces the Examples located under the section entitled MINIMUM EXPENSE EXAMPLES on page 8 of the prospectus:

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

      1 YEAR                     3 YEARS          5 YEARS           10 YEARS
      ======================================================================
        $856                        $1,288         $1,745             $2,866
      ======================================================================

(2) If you annuitize your contract:

      1 YEAR                     3 YEARS          5 YEARS           10 YEARS
      ======================================================================
        $256                        $788           $1,345            $2,866
      ======================================================================

(3) If you do not surrender your contract and do not elect any optional benefits or features:

     1 YEAR                     3 YEARS          5 YEARS           10 YEARS
     ======================================================================
       $256                        $788           $1,345             $2,866
     ======================================================================

The following should be added subsequent to the section entitled Allocation of Purchase Payments on page 11 and prior to the section entitled Right to Cancel on page 12 of the prospectus:

Capital Protector

The Capital Protector is an optional feature of your variable annuity. If you elect this feature, for which you will be charged an annualized fee, at the end of applicable waiting period your contract will be worth at least the amount of your initial Purchase Payment (less adjustments for withdrawals). The Capital Protector may offer protection in the event that your Contract Value declines due to unfavorable investment performance in your contract. The Capital Protector feature has rules and restrictions, which are discussed more fully, below.

         Election of the Feature

You may only elect this feature at the time your contract is issued, so long as the applicable waiting period prior to receiving the benefit ends before your latest Annuity Date. You can elect this feature at the time of your contract application. The effective date for this feature will be your contract issue date.

The Capital Protector feature may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor for availability.

         Applicable Waiting Period and Benefit Date

If you elect the Capital Protector, at the end of the applicable waiting period we will evaluate your contract to determine if a Capital Protector benefit is payable to you. The applicable waiting period is up to fifteen full contract years from your contract issue date. The last day in the waiting period is your benefit date, the date on which we will calculate any Capital Protector benefit payable to you.

         Termination

Generally, this feature and its corresponding charge cannot be terminated prior to the end of the waiting period. The feature terminates automatically following the end of the waiting period. In addition, the Capital Protector will no longer be available and no benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end of the waiting period.

         Calculation of the Benefit

The Capital Protector is a one-time adjustment to your Contract Value in the event that your Contract Value at the end of the waiting period is less than the guaranteed amount. The amount of the benefit payable to you, if any, at the end of the waiting period will be based upon the amount of your initial Purchase Payment and may also include certain portions of subsequent Purchase Payments contributed to your contract over specified periods of time, as follows:

                                              Percentage of Purchase Payments
Time Elapsed Since                                   Included in the
Effective Date                             Capital Protector Benefit Calculation
--------------                             -------------------------------------
0-30 days                                               up to 100%
 31+ days                                                       0%


THE CAPITAL PROTECTOR FEATURE MAY NOT GUARANTEE A RETURN OF ALL OF YOUR PURCHASE PAYMENTS. IF YOU PLAN TO ADD SUBSEQUENT PURCHASE PAYMENTS OVER THE LIFE OF YOUR CONTRACT, YOU SHOULD KNOW THAT THE CAPITAL PROTECTOR WOULD NOT PROTECT THE MAJORITY OF THOSE PAYMENTS.

The Capital Protector benefit calculation is equal to your Capital Protector Base, as defined below, minus your Contract Value on the benefit date. If the resulting amount is positive, you will receive a benefit under the feature. If the resulting amount is negative, you will not receive a benefit. Your Capital Protector Base is equal to (a) minus (b) where:

         (a) is the Purchase Payments received on or after the effective date multiplied by the applicable percentages in the table above, and;

         (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the effective date, in an amount proportionate to the amount by which the withdrawal decreased the Contract Value at the time of the withdrawal.

We will allocate any benefit amount contributed to the Contract Value on the benefit date to the Money Market Portfolio. Any Capital Protector benefit paid is not considered a Purchase Payment for purposes of calculating other benefits. Benefits based on earnings, such as the Estate Benefit Plan, will continue to define earnings as the difference between Contract Value and Purchase Payments adjusted for withdrawals. For information about how the benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

SINCE THE CAPITAL PROTECTOR FEATURE MAY NOT GUARANTEE A RETURN OF ALL PURCHASE PAYMENTS AT THE END OF THE WAITING PERIOD, IT IS IMPORTANT TO REALIZE THAT SUBSEQUENT PURCHASE PAYMENTS MADE INTO THE CONTRACT MAY DECREASE THE VALUE OF THE CAPITAL PROTECTOR BENEFIT. For example, if near the end of the waiting period your Capital Protector Base is greater than your Contract Value, and you then make a subsequent Purchase Payment that causes your Contract Value to be larger than your Capital Protector Base on your benefit date, you will not receive any benefit even though you have paid for the Capital Protector feature throughout the waiting period. You should discuss subsequent Purchase Payments with your financial advisor as such activity may reduce the value of this Capital Protector benefit. Further, if you are using this contract to fund a qualified plan via salary reduction payments, you should consult your financial advisor before electing the Capital Protector feature.

         The Capital Protector Fee

Capital Protector is an optional feature. If elected, you will incur an additional charge for this feature. The annualized charge will be deducted from your Contract Value on a quarterly basis throughout the waiting period, beginning at the end of the first contract quarter following the effective date of the feature and up to and including on the benefit date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. The annual fee is:

Contract Year                                                Annualized Charge *
-------------                                                ------------------
 0-7                                                               1.00%
 8-10                                                              0.80%
 11+                                                               none

* As a percentage of your Contract Value minus Purchase Payments received after the 30th day since the purchase of your contract. The amount of this charge is subject to change at any time for prospectively issued contracts.

         Effect of Spousal Continuation on the Capital Protector Feature

If your qualified spouse chooses to continue this contract upon your death, this benefit cannot be terminated. The effective date, the waiting period and the corresponding benefit payment date will not change as a result of a spousal continuation. See Spousal Continuation in the prospectus.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE CAPITAL PROTECTOR FEATURE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

The following should be added subsequent to the section entitled Transfer Fee located in the EXPENSES section and prior to the Optional Death Benefit Charges section on page 25 of the prospectus:

Optional Capital Protector Fee

The fee for the Capital Protector feature is as follows:

Contract Year                                                  Annualized Charge
-------------                                                  -----------------
 0-7                                                                  1.00%
 8-10                                                                 0.80%
 11+                                                                  none

The fee is calculated as a percentage of your Contract Value minus Purchase Payments received after the 30th day since you purchased your contract. The fee is deducted at the end of the first contract quarter and quarterly thereafter from your Contract Value.

Date: October 31, 2003

                Please keep this Supplement with your Prospectus.

                                  PROSPECTUS

                    ALLIANCE OVATION PLUS VARIABLE ANNUITY

                  FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                   issued by

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              in connection with

                         VARIABLE ANNUITY ACCOUNT NINE

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the Alliance Ovation Plus Variable Annuity.

The annuity has several investment choices -- Variable Portfolios listed below and certain fixed account options. The Variable Portfolios are part of the Alliance Variable Products Series Fund, Inc. ("Series Fund"), managed by Alliance Capital Management, L.P. Only Class B shares are offered in this contract.

AllianceBernstein Global Bond Portfolio         AllianceBernstein Quasar Portfolio
AllianceBernstein Global Dollar Government      AllianceBernstein Real Estate Investment
Portfolio                                       Portfolio
AllianceBernstein Growth Portfolio              AllianceBernstein Small Cap Value Portfolio
AllianceBernstein Growth and Income Portfolio   AllianceBernstein Technology Portfolio
AllianceBernstein High-Yield Portfolio          AllianceBernstein Total Return Portfolio
AllianceBernstein International Portfolio       AllianceBernstein U.S. Government/High Grade
                                                Securities Portfolio
AllianceBernstein International Value Portfolio AllianceBernstein Utility Income Portfolio
AllianceBernstein Money Market Portfolio        AllianceBernstein Value Portfolio
AllianceBernstein Americas Government Income    AllianceBernstein Worldwide Privatization
Portfolio                                       Portfolio
AllianceBernstein Premier Growth Portfolio      AllianceBernstein U.S. Large Cap Blended Style
                                                Series Portfolio

We will add a credit to your Contract Value for each Purchase Payment you make equal to a maximum of 4% of that premium payment. We call this a Premium Enhancement and fund it from our general account. Charges for a contract with a Premium Enhancement may be higher than those for a contract without a Premium Enhancement. Over time, the amount of a Premium Enhancement may be more than offset by the charges associated with the Premium Enhancement. We may, at our sole discretion, discontinue offering the Premium Enhancement on additional purchase payments, and if such Premium Enhancements are discontinued, charges under the contract will remain the same.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. For a free copy of the SAI, call Us at (800) 255-8402 or write to Us at Delaware Valley Financial Services, P.O. Box 3031, Berwyn, PA 19312-0031. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC.

The Contracts

    .   are not bank deposits
    .   are not federally insured
    .   are not endorsed by any bank or government agency
    .   are not guaranteed and may be subject to loss of principal

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                  May 1, 2003

================================================================================
                               TABLE OF CONTENTS
================================================================================

GLOSSARY...............................................................................  4

HIGHLIGHTS.............................................................................  5

FEE TABLE..............................................................................  7

MAXIMUM AND MINIMUM EXPENSE EXAMPLES...................................................  8

THE ALLIANCE OVATION PLUS VARIABLE ANNUITY............................................. 10

PURCHASING AN ALLIANCE OVATION PLUS VARIABLE ANNUITY................................... 11
    Allocation of Purchase Payments.................................................... 11
    Premium Enhancement................................................................ 12
    Right to Cancel.................................................................... 12
    Exchange Offers.................................................................... 13

INVESTMENT OPTIONS..................................................................... 13
    Variable Portfolios................................................................ 13
    Accumulation Units................................................................. 14
    Fixed Account Options.............................................................. 14
    Dollar Cost Averaging Fixed Accounts............................................... 15
    Transfers During the Accumulation Phase............................................ 15
    Dollar Cost Averaging Program...................................................... 16
    Asset Rebalancing Program.......................................................... 17
    Voting Rights...................................................................... 17
    Substitution....................................................................... 18

ACCESS TO YOUR MONEY................................................................... 18
    Systematic Withdrawal Program...................................................... 19
    Minimum Contract Value............................................................. 19

DEATH BENEFITS......................................................................... 19
    Death of the Annuitant............................................................. 20
    Standard Death Benefit............................................................. 21
    Optional Death Benefits............................................................ 21
    Spousal Continuation............................................................... 27

EXPENSES............................................................................... 28
    Separate Account Charges........................................................... 28
    Other Revenue...................................................................... 28
    Withdrawal Charges................................................................. 29
    Investment Charges................................................................. 29
    Transfer Fee....................................................................... 29
    Optional Death Benefit Charges..................................................... 30
    Premium Tax........................................................................ 30
    Income Taxes....................................................................... 30
    Reduction or Elimination of Charges and Expenses, and Additional Amounts Credited.. 30

INCOME OPTIONS......................................................................... 30
    Annuity Date....................................................................... 30
    Income Options..................................................................... 31
    Fixed or Variable Income Payments.................................................. 31
    Income Payments.................................................................... 32

           Deferment of Payments....................................  32

       TAXES........................................................  32
           Annuity Contracts in General.............................  32
           Tax Treatment of Distributions--Non-Qualified Contracts..  33
           Tax Treatment of Distributions--Qualified Contracts......  33
           Minimum Distributions....................................  34
           Tax Treatment of Death Benefits..........................  35
           Contracts Owned by a Trust or Corporation................  35
           Gifts, Pledges and/or Assignments of a Contract..........  35
           Diversification and Investor Control.....................  36

       PERFORMANCE..................................................  36

       OTHER INFORMATION............................................  37
           AIG SunAmerica Life......................................  37
           The Separate Account.....................................  37
           The General Account......................................  37
           Distribution of the Contract.............................  37
           Administration...........................................  38
           Legal Proceedings........................................  38
           Ownership................................................  38
           Registration Statement...................................  38

       TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.....  39

       APPENDIX A -- CONDENSED FINANCIALS........................... A-1

       APPENDIX B -- DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION.. B-1

================================================================================
                                   GLOSSARY
================================================================================

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, We have defined them in this glossary.

Accumulation Phase -- The period during which you invest money in your contract.

Accumulation Units -- A measurement We use to calculate the value of the variable portion of your contract during the Accumulation Phase.

Annuitant(s) -- The person(s) on whose life (lives) We base income payments.

Annuity Date -- The date on which income payments are to begin, as selected by you.

Annuity Units -- A measurement We use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

Beneficiary(ies) -- The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

Company -- AIG SunAmerica Life Assurance Company, We, Us, the insurer which issues this contract.

Contract Value -- The dollar value as of any valuation date of all amounts accumulated under your contract.

Income Phase -- The period during which We make income payments to you.

IRS -- The Internal Revenue Service.

Non-Qualified (contract) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

Purchase Payments -- The money you give Us to buy the contract, as well as any additional money you give Us to invest in the contract after you own it.

Qualified (contract) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

Series Fund -- Refers to Alliance Variable Products Series Fund, Inc.

Variable Portfolio(s) -- The variable investment options available under the contract. Each Variable Portfolio has its own investment objective. The currently available Variable Portfolios are managed by Alliance Capital Management, L.P., the investment adviser for Alliance Variable Products Series Fund, Inc.

Anchor National Life Insurance Company changed its name to AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life") on March 1, 2003. Please keep in mind, this is a name change only and will not affect the substance of your contract.

================================================================================
                                  HIGHLIGHTS
================================================================================

AIG SunAmerica Life offers several different variable annuity products to meet the diverse needs of our investors. Each product may provide different features and benefits offered at different fees, charges and expenses. When working with your financial advisor to determine the best product to meet your needs you should consider, among other things, whether the features of this contract and the related fees provide the most appropriate package to help you meet your long-term retirement savings goals.

The Alliance Ovation Plus Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement. We will issue the contract as an individual contract in most states, and as a certificate under a group annuity contract in other states.

Right to Cancel: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that We receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. See "Purchasing an Alliance Ovation Plus Variable Annuity" in this prospectus.

Purchasing a Contract: The minimum initial Purchase Payment We will accept is $2,000. For more information on purchasing a contract, see "Purchasing an Alliance Ovation Plus Variable Annuity" in this prospectus.

We will add a credit to your Contract Value for each purchase payment you make equal to a maximum of 4% of that purchase payment. We call this a Premium Enhancement and fund it from our general account. A Premium Enhancement is not a premium payment or considered part of your purchase payment under the contract. At our discretion we may discontinue offering Premium Enhancements on additional purchase payments.

Expenses: There are fees and charges associated with the contract. We also deduct separate account charges of 1.60% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. Optional death benefit features are available under the contract for additional fees ranging from 0.05% to 0.30%. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges will no longer apply to that portion of the Purchase Payment. See the "Fee Table," "Purchasing an Alliance Ovation Plus Variable Annuity" and "Expenses" in this prospectus.

Access to Your Money: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Access to Your Money" and "Taxes" in this prospectus.

Death Benefit: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. This contract provides five death benefit options. The Standard Death Benefit is automatically included in your contract for no additional charge. We also offer, for an additional charge, the selection of one or more optional death benefits. See "Death Benefits" in this prospectus.

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also choose from three different income options, including an option for income that you cannot outlive. See "Income Options" in this prospectus.

Inquiries: If you have questions about your contract call your financial advisor or contact Us at our Annuity Service Center:

    Delaware Valley Financial Services
    P.O. Box 3031
    Berwyn, PA 19312-0031
    (800) 255-8402

Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the contract, as well as the risks of investing.

================================================================================
                                   FEE TABLE
================================================================================

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. The following describes the fees and expenses that you will pay at the time that you surrender the contract, or transfer cash value between investment options. If applicable, you may also be subject to state premium taxes.

Maximum Owner Transaction Expenses
Withdrawal Charges(1)

                 (as a percentage of each Purchase Payment).. 6.0%

Transfer Fee
No charge for the first 12 transfers each contract year; thereafter, the fee is $10 per transfer (Transfers for DCA or asset rebalancing are not counted against your 12 free transfers.)
-------------
(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 7 years:


                                 Years
                        -------------------------------
                        1   2   3   4   5   6   7   8+
                        --  --  --  --  --  --  --  --
                        6%  6%  5%  5%  4%  3%  2%  0%

The following describes the fees and expenses that you may pay periodically during the time that you own the contract, not including underlying portfolio fees and expenses which are outlined in the next section.

Contract Maintenance Fee.......................... none

Separate Account Annual Expenses
(as a percentage of your average daily net asset value)

                 Separate Account Annual Expenses.......... 1.60%
                 Optional Annual Ratchet Plan(2)........... 0.10%
                 Optional Equity Assurance Plan(2)
                   Ages 60+ at issue(3).................... 0.20%
                 Optional Estate Benefit Payment........... 0.20%
                 Optional Accidental Death Benefit......... 0.05%
                   Total Separate Account Annual Expenses.. 2.15%

-------------
(2) The Enhanced Equity Assurance Plan includes both the Annual Ratchet Plan and the Equity Assurance Plan. The fee for the Enhanced Equity Assurance Plan up to age 59 at issue is 0.17% and age 60+ at issue is 0.30%.
(3) If you are age 59 or younger at issue, the fee for the Equity Assurance Plan is 0.07%.

                              PORTFOLIO EXPENSES

The following shows the minimum and maximum total operating expenses charged by the underlying portfolios of the Series Fund before any waivers or reimbursements. More detail concerning Series Fund's fees and expenses is contained in the prospectus for the Series Fund. Please read the Series Fund prospectus carefully before investing.


Total Annual Underlying Portfolio Operating Expenses                        Minimum Maximum
----------------------------------------------------                        ------- -------
(expenses that are deducted from underlying portfolios of the Series Fund,
including management fees, other expenses and 12b-1 fees, if applicable)(1)  0.93%   2.47%

-------------
(1) For individual expenses of each of the Variable Portfolios available in your contract, please refer to the Series Fund prospectus.

================================================================================
                     MAXIMUM AND MINIMUM EXPENSE EXAMPLES
================================================================================

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, separate account annual expenses and expenses of the underlying portfolios of the Series Fund.

The Examples assumes that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that the maximum and minimum fees and expenses of the Series Fund are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 2.15% and investment in an underlying portfolio with total annual expenses of 2.47%)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional benefits at the maximum charges offered (Annual Ratchet Plan, 0.10%; Equity Assurance Plan, Ages 60+, 0.20% (or the Enhanced Equity Assurance Plan, which is the combination of the Annual Ratchet and Equity Assurance Plan, Ages 60+ at 0.30%); Estate Benefit Payment, 0.20% and the Accidental Death Benefit, 0.05%):

         1 Year                     3 Years                    5 Years           10 Years
         ------                     -------                    -------           --------
         $1,003                     $1,844                     $2,692             $4,709
=========================  =========================  =========================   ======

(2) If you do not surrender your contract and you elect the optional benefits at the maximum charges offered (Annual Ratchet Plan, 0.10%; Equity Assurance Plan, Ages 60+, 0.20% (or the Enhanced Equity Assurance Plan, which is the combination of the Annual Ratchet and Equity Assurance Plan, Ages 60+ at 0.30%); Estate Benefit Payment, 0.20% and the Accidental Death Benefit, 0.05%):

         1 Year                     3 Years                    5 Years           10 Years
         ------                     -------                    -------           --------
          $463                      $1,394                     $2,332             $4,709
=========================  =========================  =========================   ======

(3) If you annuitize your contract:

         1 Year                     3 Years                    5 Years           10 Years
         ------                     -------                    -------           --------
          $409                      $1,238                     $2,083             $4,264
=========================  =========================  =========================   ======

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.60% and investment in an underlying portfolio with total annual expenses of 0.93%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional benefits:

         1 Year                     3 Years                    5 Years           10 Years
         ------                     -------                    -------           --------
          $796                      $1,238                     $1,705             $2,866
=========================  =========================  =========================   ======

(2) If you do not surrender your contract and you do not elect any optional benefits:

         1 Year                     3 Years                    5 Years           10 Years
         ------                     -------                    -------           --------
          $256                       $788                      $1,345             $2,866
=========================  =========================  =========================   ======

(3) If you annuitize your contract:

         1 Year                     3 Years                    5 Years           10 Years
         ------                     -------                    -------           --------
          $256                       $788                      $1,345             $2,866
=========================  =========================  =========================   ======

-------------
Explanation of Fee Table and Example

1. The purpose of the Fee Table is to show you the various expenses you would incur directly and indirectly by investing in the contract. The examples represent both fees at the Separate Account (contract level) as well as the Variable Portfolio expenses. The examples reflect a 10% free withdrawal amount available upon a full surrender. Please see Access to Your Money below. Additional information on the Variable Portfolios' fees and expenses can be found in the Series Fund prospectus located behind this prospectus.

2. In addition to the stated assumptions, the Examples also assume Maximum Separate Account Annual Expenses as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.

3. Examples reflecting application of optional features and benefits use the highest fees and charges being offered for those features.

4. These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CONDENSED FINANCIAL INFORMATION APPEARS IN APPENDIX A OF THIS PROSPECTUS.

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                  THE ALLIANCE OVATION PLUS VARIABLE ANNUITY
================================================================================

AIG SunAmerica Life issues the Alliance Ovation Plus Variable Annuity. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. AIG SunAmerica Life is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

When you purchase an Alliance Ovation Plus Variable Annuity, a contract exists between you and AIG SunAmerica Life. You are the Owner of the contract. The contract provides three main benefits:

    1. Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

    2. Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

    3. Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you start receiving income payments out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

The contract also offers fixed account options for varying time periods. The fixed account options earn interest at a rate set and guaranteed by AIG SunAmerica Life. If you allocate money to a fixed account option, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option in which you invest.

For more information on investment options available under this contract please see "Investment Options" in this prospectus.

This annuity is designed for long-term investors who desire to save for retirement. Under certain circumstances, you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2 . Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

================================================================================
             PURCHASING AN ALLIANCE OVATION PLUS VARIABLE ANNUITY
================================================================================

An initial Purchase Payment is the money you give Us to buy a contract. Any additional money you give Us to invest in the contract after purchase is a subsequent Purchase Payment.

The minimum initial Purchase Payment permitted under your contract is $2,000. Subsequent payments must be at least $1,000 except that automated subsequent payments may be $100 or more. Prior Company approval is required to accept Purchase Payments greater than $1,000,000. The Company reserves the right to refuse Purchase Payments, including one which would cause total Purchase Payments to exceed $1,000,000 at the time of the Purchase Payment. Subsequent Purchase Payments which would cause total Purchase Payments in the contract to exceed this limit are also subject to prior Company approval. Further, We reserve the right to aggregate all contracts having the same Owner and/or Annuitants' social security or federal tax identification number for purposes of determining which contracts and/or Purchase Payments require Company pre-approval. We also reserve the right to change the amount at which pre-approval is required, at any time.

If mandated under applicable law, We may be required to reject a Purchase Payment. We may also be required to block a contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulator.

In general, We will issue a Qualified contract to anyone who is age 70 1/2 or older, but it is your responsibility to ensure that the minimum distribution required by the IRS is being made. In addition, We may not issue a contract to anyone age 80 or older on the contract issue date (effective date of the contract). Contracts with elections for the Equity Assurance Plan or the Accidental Death Benefit will not be issued to anyone over age 75. Contracts with elections for the Estate Benefit Plan or the Annual Ratchet Plan will not be issued to anyone over 80.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

Allocation of Purchase Payments

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If We receive a Purchase Payment without allocation instructions, We will invest the money according to your last allocation instructions.

In order to issue your contract, We must receive your completed application and/or Purchase Payment allocation instructions and any other required paperwork at our Annuity Service Center. We allocate your initial Purchase Payment within two days of receiving it. If We do not have complete information necessary to issue your contract, We will contact you. If We do not have the information necessary to issue your contract within 5 business days We will:

    .   send your money back to you, or;

    . ask your permission to keep your money until We get the information necessary to issue the contract.

Premium Enhancement

For each Purchase Payment you make, We will add a Premium Enhancement to your contract equal to a maximum of 4% of that Purchase Payment. We will allocate the Premium Enhancement pro rata among the investment options in the same proportion as the corresponding Purchase Payment. We may discontinue offering a Premium Enhancement on additional Purchase Payments at our discretion. We intend to recoup the cost of the Premium Enhancement from the Separate Account Charge. (See "Expenses -- Separate Account Charge") Premium Enhancements are not part of the amount refunded to you if you cancel your contract during the Right to Cancel period. Premium Enhancements are not included in amounts payable as a death benefit or upon surrender during the first twenty-four month period following receipt of a Premium Enhancement, except as part of your systematic withdrawal program. We will reduce the Premium Enhancement in the same proportion and deduct it from your Contract Value. Under certain circumstances, receipt of the Premium Enhancement may have a negative effect on the investment performance of the portion of your contract allocated to the variable investment options. For example, if your Contract Value decreases due to market conditions during the twenty-four months after receipt of a Premium Enhancement and, during that time, you surrender your contract or you die, the amount payable will be lower than it would have been had you not received a Premium Enhancement. In the case of a partial surrender under those conditions and during that time, the Contract Value that remains after the partial surrender will be lower than it would have been had you not received a Premium Enhancement. There may be other instances in which you may be worse off for having the bonus. For income tax purposes, the Premium Enhancement is treated as income on the contract and will be includible in taxable income.

Right to Cancel

You may cancel your contract within ten days after receiving it (or longer if required by state law). To cancel, you must mail the contract along with your written request to our Annuity Service Center:

    Delaware Valley Financial Services
    P.O. Box 3031
    Berwyn, PA 19312-0031

If you decide to cancel your contract during this examination period, We will refund to you the value of your contract less any Premium Enhancement on the day We receive your request.

Certain states require Us to return your Purchase Payments upon a written request mailed during the examination period as described above and in the contract. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a written request as described above. With respect to those contracts, We reserve the right to put your money in the Money Market Portfolio during the examination period and will allocate your money according to your instructions at the end of the applicable examination period. Currently, We do not put your money in the Money Market Portfolio during the examination period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the examination period, We return the greater of
(1) your Purchase Payments; or (2) the value of your contract, less any Premium Enhancement. At the end of the examination period, We allocate your money according to your instructions. A Premium Enhancement is not considered part of your Purchase Payment.

Exchange Offers

From time to time, We may offer to allow you to exchange an older variable annuity, issued by AIG SunAmerica Life or one of its affiliates, for a newer product with more current features and benefits, also issued by AIG SunAmerica Life or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

================================================================================
                              INVESTMENT OPTIONS
================================================================================

Variable Portfolios

The Variable Portfolios invest in shares of the Series Fund, Alliance Variable Products Series Fund, Inc. ("Series Fund") The Variable Portfolios are only available through the purchase of certain insurance contracts.

Alliance Capital Management, L.P. is the investment adviser to the Series Fund. The Trust also serves as the current underlying investment vehicle for other variable contracts issued by our affiliates, AIG Life Insurance Company and American International Life Assurance Company of New York, and other affiliated/unaffiliated insurance companies. Neither AIG SunAmerica Life nor the Series Fund believes that offering shares of the Trust in this manner disadvantages you. The adviser monitors the Series Fund for potential conflicts.

The Variable Portfolios are listed below. Only Class B is offered for this contract.

    AllianceBernstein Global Bond Portfolio
    AllianceBernstein Global Dollar Government Portfolio AllianceBernstein Growth Portfolio
    AllianceBernstein Growth and Income Portfolio
    AllianceBernstein High-Yield Portfolio
    AllianceBernstein International Portfolio
    AllianceBernstein AllianceBernstein International Value Portfolio AllianceBernstein Money Market Portfolio
    AllianceBernstein Americas Government Income Portfolio AllianceBernstein Premier Growth Portfolio
    AllianceBernstein Quasar Portfolio (seeks growth of capital) AllianceBernstein Real Estate Investment Portfolio AllianceBernstein Small Cap Value Portfolio
    AllianceBernstein Technology Portfolio
    AllianceBernstein Total Return Portfolio
    AllianceBernstein U.S. Government/High Grade Securities Portfolio AllianceBernstein Utility Income Portfolio
    AllianceBernstein Value Portfolio
    AllianceBernstein Worldwide Privatization Portfolio AllianceBernstein U.S. Large Cap Blended Style Series Portfolio

You should read the attached prospectus for the Series Fund carefully. This prospectus contains detailed information about the Variable Portfolios, including each Variable Portfolio's investment objective and risk factors.

Accumulation Units

When you allocate a Purchase Payment to the Variable Portfolios, We credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day We receive your money if We receive it before 4 p.m. Eastern Time, or on the next business day's unit value if We receive your money after 4 p.m. Eastern Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

    1. We determine the total value of money invested in a particular Variable Portfolio;

    2.  We subtract from that amount all applicable contract charges; and

    3.  We divide this amount by the number of outstanding Accumulation Units.

Accumulation Units are credited to your contract when Purchase Payments are allocated or amounts are transferred into a Variable Portfolio. Accumulation Units are deducted when the charge, if any, for an Optional Death Benefit is deducted. Accumulation Units are also deducted when you make a withdrawal or a transfer out of a Variable Portfolio.

    Example:

    We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses of the Separate Account affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

Fixed Account Options

Your contract may offer Fixed Account Guarantee Periods ("FAGP") to which you may allocate certain Purchase Payments or contract value. Available guarantee periods may be for different lengths of time and may have different guaranteed interest rates, as noted below. We guarantee the interest rate credited to amounts allocated to any available FAGP and that the rate will never be less than the minimum guaranteed interest rate as specified in your contract. Once established, the rates for specified payments do not change during the guarantee period. We determine the FAGPs offered at any time in Our sole discretion and We reserve the right to change the FAGPs that We make available at any time, unless state law requires Us to do otherwise. Please check with your financial representative to learn if any FAGPs are currently offered. There are three interest rate scenarios for money allocated to the FAGPs. Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires. Under each scenario your money may be credited a different rate of interest as follows:

    Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a FAGP.

    Current Rate: The rate credited to any portion of the subsequent Purchase Payments allocated to a FAGP.

    Renewal Rate: The rate credited to money transferred from a FAGP or a Variable Portfolio into a FAGP and to money remaining in a FAGP after expiration of a guarantee period.

When a FAGP ends, you may leave your money in the same FAGP or you may reallocate your money to another FAGP or to the Variable Portfolios. If you want to reallocate your money, you must contact Us within 30 days after the end of the current interest guarantee period and instruct Us as to where you would like the money invested. We do not contact you. If We do not hear from you, your money will remain in the same FAGP where it will earn interest at the renewal rate then in effect for that FAGP.

All FAGPs may not be available in all states. We reserve the right to refuse any Purchase Payment to available FAGPs if we are crediting a rate equal to the minimum guaranteed interest rate specified in your contract. We may also offer the specific Dollar Cost Averaging Fixed Accounts ("DCAFA"). The rules, restrictions and operation of the DCAFAs may differ from the standard FAGPs described above, please see Dollar Cost Averaging Program below for more details.

Dollar Cost Averaging Fixed Accounts

You may invest initial and/or subsequent Purchase Payments in the DCA fixed accounts ("DCAFA"), if available. DCAFAs also credit a fixed rate of interest but are specifically designed to facilitate a dollar cost averaging program. Interest is credited to amounts allocated to the DCAFAs while your investment is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCAFA may differ from those applicable to any available FAGPs but will never be less than the minimum annual guaranteed interest rate as specified in your contract. However, when using a DCAFA the annual interest rate is paid on a declining balance as you systematically transfer your investment to the Variable Portfolios. Therefore, the actual effective yield will be less than the annual crediting rate. We determine the DCAFAs offered at any time in Our sole discretion and We reserve the right to change to DCAFAs that we make available at any time, unless state law requires us to do otherwise. See Dollar Cost Averaging Program below for more information.

Transfers During the Accumulation Phase

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account option. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $1,000. If less than $1,000 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.

Subject to certain rules, you may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone. Additionally, you may access your account and request transfers between Variable Portfolios and/or the fixed account options through AIG SunAmerica's website (http://www.aigsunamerica.com). We currently allow 12 free transfers per contract per year. We charge $10 for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program and the asset rebalancing program do not count against your 12 free transfers per contract year.

We may accept transfer requests by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request in excess of 12 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier services will not be accepted. We will process any transfer request as of the day we receive it, if received before close of the New York Stock Exchange ("NYSE"). If the transfer request is received after the close of the NYSE, the request will be processed on the next business day.

Transfer requests required to be submitted by U.S. mail can only be cancelled in writing by U.S. mail. We will process a cancellation request only if it is received prior to or simultaneous with the original transfer request.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programming transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These market timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios reflect a market timing strategy, we reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the way you can request transfers among the Variable Portfolios, imposing penalty fees on such trading activity, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Regardless of the number of transfers you have made, we will monitor and, upon written notification, we may terminate your transfer privileges, if we determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors we will consider include:

   .    the dollar amount of the transfer;

   .    the total assets of the Variable Portfolio involved in the transfer;

   .    the number of transfers completed in the current calendar quarter; or

   . whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

For information regarding transfers during the Income Phase, see Income Options below.

We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Dollar Cost Averaging Program

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. There is no fee to participate in this program. Under the program you systematically transfer a set dollar amount or percentage of the Money Market Portfolio (source account) to any other Variable Portfolio. Transfers may occur on certain periodic schedules such as monthly or weekly and do not count against your 12 free transfers per contract year. The minimum transfer amount under the DCA program is $1,000 per transaction. Fixed account options are not available as target accounts for the DCA program.

We may also offer DCAFAs for a specified time period exclusively to facilitate this program. The DCAFAs only accept new Purchase Payments of at least $12,000. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCAFA, We transfer all your money allocated to that account into the Variable Portfolios over the selected time period at an offered frequency of your choosing.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, We cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

    Money Market Portfolio Example:

    Assume that you want to gradually move $12,000 from the Money Market Portfolio to the Growth Portfolio over six months. You set up dollar cost averaging for $2,000 each month and purchase Accumulation Units at the following values:

                    Month Accumulation Unit Units Purchased
                    ----- ----------------- ---------------
                      1        $ 7.50           266.667
                      2        $ 5.00             400
                      3        $10.00             200
                      4        $ 7.50           266.667
                      5        $ 5.00             400
                      6        $ 7.50           266.667

    You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

Asset Rebalancing Program

Earnings in your contract may cause the percentage of your investment in each Variable Portfolio to differ from your original allocations. The automatic Asset Rebalancing Program addresses this situation. There is no fee to participate in this program. At your election, We periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. There is no fee to participate in this program. Asset rebalancing typically involves shifting a portion of your money out of a Variable Portfolio which experienced a higher return into a Variable Portfolio which experienced a lower return.

At your request, rebalancing occurs on a monthly, quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 12 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

    Example:

    Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Global Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Global Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, We would sell some of your units in the Global Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

Voting Rights

AIG SunAmerica Life is the legal Owner of the Series Fund's shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, you have the right to instruct Us on how to vote the Variable Portfolio shares that are attributable to your contract. We vote all of the shares We own in the same proportion as the voting instructions We receive. This includes any shares We own on our own behalf. Should We determine that We are no longer required to comply with these rules, We will vote the shares in our own right.

Substitution

We may move assets and re-direct future Purchase Payment allocations from one Variable Portfolio to another if We receive contract Owner approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

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                             ACCESS TO YOUR MONEY
================================================================================

You can access money in your contract in two ways:

    .   by making a partial or total withdrawal, and/or;

    . by receiving income payments during the Income Phase. See "Income Options" below.

Generally, We deduct a withdrawal charge applicable to any total or partial withdrawal. See "Expenses" below.

Purchase payments that are withdrawn prior to the end of the seventh year will result in your paying a penalty in the form of a withdrawal charge. The amount of the charge and how it applies are discussed more fully below. See "Expenses" below. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw money during a withdrawal charge period. You should fully discuss this decision with your financial representative.

You may request a partial surrender for a minimum of $500. Your Contract Value must be at least $2,000 after the partial surrender, or We may cancel the contract. You must send a written withdrawal request. Unless you provide Us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

You may withdraw free of a withdrawal charge an amount that is equal to the free withdrawal amount in your contract as of the date you make the withdrawal. Your free withdrawal amount is equal to the greater of (1) the Contract Value less Purchase Payments paid and not previously surrendered or (2) 10% of remaining unsurrendered Purchase Payments paid less the amount of any prior surrender since the last contract anniversary. Withdrawals in excess of the free withdrawal amount will be assessed a withdrawal charge. When you make a withdrawal, We assume that it is taken from earnings first, then from Purchase Payments on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. If you make a partial withdrawal in an amount greater than your free withdrawal amount during the twenty-four month period following receipt of a Premium Enhancement, we will reduce the Premium Enhancement in the same proportion and deduct it from your Contract Value. This reduction does not apply to withdrawals you make as part of our systematic withdrawal program. See "Systematic Withdrawal Program" below. The Premium Enhancement is not considered a purchase payment.

We may be required to suspend or postpone any type of payment for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract Owners.

Additionally, We reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

Systematic Withdrawal Program

During the Accumulation Phase, provided you have a minimum Contract Value of $24,000, you may elect to receive periodic income payments under the systematic withdrawal program, up to a maximum of 10% of your Contract Value each year. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $200. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge may apply. You may not elect this program if you have made a partial surrender earlier in the same contract year.

The Annuity Service Center can provide the necessary forms. We reserve the right to modify, suspend or terminate this program at any time.

Minimum Contract Value

Where permitted by state law, We may terminate your contract if your contract is less than $2,000 as a result of partial withdrawals. We will provide you with sixty days' written notice. At the end of the notice period, We will distribute the contract's remaining value to you.

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                                DEATH BENEFITS
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If the Owner dies during the Accumulation Phase of your contract, we pay a standard death benefit to the Beneficiary. An enhanced death benefit will be paid upon the death of the Designated Owner. The Designated Owner is the person named on the contract application regardless of subsequent changes in ownership. At the time you purchase your contract, you must select a death benefit option. The Standard Death Benefit is automatically included in your contract for no additional fee. We also offer, for an additional fee, other death benefit options. Death benefit elections must be made at the time you purchase the contract and may not be terminated at a later date, except when your spouse continues the contract. See "Spousal Continuation" below. All optional death benefits may not be available in all states. You should discuss the available options with your financial representative to determine which options are best for you.

We do not pay the death benefit if the Owner dies after beginning the Income Phase. However, if the Owner dies during the Income Phase, any remaining guaranteed income payments will be made in accordance with the income option selected. See "Income Options" in this prospectus.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If the contract is jointly owned, the surviving joint Owner will be the primary Beneficiary and any other Beneficiary will be treated as the contingent Beneficiary unless specifically requested otherwise.

We calculate and pay the death benefit when We receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

    1.  a certified copy of the death certificate; or

    2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

    3. a written statement by a medical doctor who attended the deceased at the time of death; or

    4.  any other proof satisfactory to Us.

The Beneficiary may elect one of the following death benefit payment options unless previously chosen by the Owner, to be paid as follows:

    1. payment of the entire death benefit within 5 years of the date of your death; or

    2. payment over the lifetime of the designated Beneficiary with distribution beginning within 1 year of the date of your death; or

    3. if the designated Beneficiary is your spouse, he/she can continue this contract in his or her own name. See "Spousal Continuation" below.

The death benefit amount paid remains in the Variable Portfolios until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risks. These risks are borne by the Beneficiary.

Death of the Annuitant

If the Annuitant is an individual other than the Owner, and if the Annuitant dies during the Accumulation Phase, a new Annuitant may be named by the Owner. If no new Annuitant is named within sixty (60) days of our receipt of proof of death, the Owner will be the new Annuitant. If the Annuitant dies during the Income Phase, the remaining payments, if any, will be as specified in the Income Option elected. We will require proof of the Annuitant's death. Death benefits, if any, will be paid to the designated Beneficiary at least as rapidly as under the method of distribution in effect at the Annuitant's death.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, We determine the percentage by which the withdrawal reduced Contract Value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the Contract Value immediately before taking that withdrawal. The resulting percentage is then multiplied by the amount of total Purchase Payments and subtracted from the amount of total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment calculation.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, We determine the percentage by which the Contract Value is reduced by taking the amount of the withdrawal in relation to the Contract Value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

If you purchased your contract after July 1, 2003, the following death benefit options apply.

Standard Death Benefit

The Standard Death Benefit for a non-Designated Owner is the Contract Value on the date We receive all required paperwork and satisfactory proof of death, less Premium Enhancements paid during 24 months prior to death. The Standard Death Benefit for a Designated Owner is the greater of:

    1. Contract Value on the date We receive all required paperwork and satisfactory proof of death, less Premium Enhancements paid during 24 months prior to death; or

    2.  Net Purchase Payments.

Optional Death Benefits

For an additional fee, you may elect one or more of the Optional Death Benefits below which can provide greater protection for your Beneficiaries. In the case of joint owners, the optional death benefits will be paid upon the death of Designated Owner only. These elections must be made at the time of contract issue and may not be terminated at a later date. All optional death benefits may not be available in all states. The maximum issue age for the elections varies as shown below. The fees for the optional death benefits are deducted from your Contract Value each month. An optional death benefit will be in effect if you select it on your application and the charge for the optional death benefit is shown in your contract. The Equity Assurance Plan and/or the Enhanced Equity Assurance Plan will cease to be in effect and a fee will no longer be charged upon the allocation of Contract Value to either the Alliance Bernstein Money Market Portfolio or available fixed account option unless such allocation is made as part of dollar cost averaging.

Annual Ratchet Plan. (Maximum issue age is 80.) If the Annual Ratchet Plan is in effect, We will pay a death benefit equal to the greatest of:

    1. the Contract Value less any Premium Enhancements paid during [24] months prior to death;

    2.  the total of Net Purchase Payments; or

    3.  the lesser of:

       (a) the greatest Contract Value on any Contract Anniversary less any Premium Enhancements paid during 24 months prior to death, reduced proportionally by any withdrawals subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of each withdrawal, plus any Purchase Payments paid subsequent to that Contract Anniversary; or

       (b) 200% of Net Purchase Payments.

Equity Assurance Plan. (Maximum issue age is 78.) We will pay a death benefit equal to the greater of:

    1. the Contract Value less any Premium Enhancements paid during 24 months prior to death;

    2.  an amount equal to (a) plus (b) where:

       (a) is equal to the total of all Purchase Payments paid on or before the first Contract Anniversary following the 85th birthday, adjusted proportionately for partial withdrawals and then accumulated at the compound interest rates shown below for the number of completed years, not to exceed 7, from the date of receipt of each Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the 85th birthday:


   Annual Interest Rate Period When Death Occurred
   -------------------- --------------------------
            0%          1 through 12 months after Purchase Payment receipt;
            1%          13 through 24 months after Purchase Payment receipt;
            2%          25 through 36 months after Purchase Payment receipt;
            3%          37 through 48 months after Purchase Payment receipt;
            4%          49 through 60 months after Purchase Payment receipt;
            5%          61 through 72 months after Purchase Payment receipt;
            6%          73 through 84 months after Purchase Payment receipt;
            7%          85 months and thereafter; and

       (b) is equal to all Purchase Payments paid after the first Contract Anniversary following the Designated Owner's 85th birthday, reduced proportionately for partial withdrawals.

Enhanced Equity Assurance Plan. (Maximum issue age is 78.) We will pay a death benefit equal to the greatest of:

    1. the Contract Value less any Premium Enhancement paid during 24 months prior to date of death; or

    2.  the lesser of:

       (a) the greatest Contract Value on any Contract Anniversary less any Premium Enhancements paid during 24 months prior to death, reduced proportionately by any withdrawals subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of each withdrawal, plus any Purchase Payments paid subsequent to that Contract Anniversary; or

       (b) 200% of Net Purchase Payments; or

    3.  an amount equal to (a) plus (b) where:

       (a) is equal to the total of all Purchase Payments paid on or before the first Contract Anniversary following the 85th birthday, reduced proportionately for partial withdrawals and then accumulated at the compound interest rates shown below for the number of completed years, not to exceed 7, from the date of receipt of each Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the Designated Owner's 85th birthday:

   Annual Interest Rate Period When Death Occurred
   -------------------- --------------------------
            0%          1 through 12 months after Purchase Payment receipt;
            1%          13 through 24 months after Purchase Payment receipt;
            2%          25 through 36 months after Purchase Payment receipt;
            3%          37 through 48 months after Purchase Payment receipt;
            4%          49 through 60 months after Purchase Payment receipt;
            5%          61 through 72 months after Purchase Payment receipt;
            6%          73 through 84 months after Purchase Payment receipt;
            7%          85 months and thereafter; and

       (b) is equal to all Purchase Payments paid after the first Contract Anniversary following the 85th birthday, reduced proportionately for partial withdrawals.

Estate Benefit Payment. (Maximum issue age is 80.)

If you select the estate benefit payment, We will pay it in addition to any other death benefit in effect at the time of your death. If selected, We will increase the death benefit otherwise payable upon your death by the amount of the estate benefit payment determined as follows:

If you are age 60 or younger on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 70% of Net Purchase Payments or
(b) 70% of the Contract Value less Net Purchase Payments.

If you are between ages 61 and 70 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 50% of Net Purchase Payments or (b) 50% of the Contract Value less Net Purchase Payments.

If you are between ages 71 and 80 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 30% of Net Purchase Payments or (b) 30% of the Contract Value less Net Purchase Payments.

If upon your death your spouse elects to continue the contract in his or her name, the spouse's age as of the date of your death will be the age We use to determine the amount of estate benefit payment payable upon the spouse's death. The estate benefit payment will not be available if your spouse is older than 80 as of the date of your death.

Accidental Death Benefit. (Maximum issue age is 75.)

If you select the accidental death benefit at the time of application, We will pay it in addition to any other death benefit in effect at the time of your death. The accidental death benefit is not available if the contract is used in connection with an individual retirement annuity. If selected at the time of application, the accidental death benefit payable under this option will be equal to the lesser of:

    1.  the Contract Value as of the date the death benefit is determined; or

    2.  $250,000.

The accidental death benefit is payable if you die as a result of injury prior to the Contract Anniversary following your 75th birthday. The death must also occur before the Annuity Date and within 365 days of the date of the accident that caused the injury. The accidental death benefit does not apply to the death of a continuing spouse.

The accidental death benefit will not be paid for any death caused by or resulting (in whole or in part) from the following:

    . suicide or attempted suicide, while sane or insane, or intentionally self-inflicted injuries;

    . sickness, disease or bacterial infection of any kind, except pyogenic infections which occur as a result of an injury or bacterial infections which result from the accidental ingestion of contaminated substances;

    . injury sustained as a consequence of riding in, including boarding or alighting from, any vehicle or device used for aerial navigation except if you are a passenger on any aircraft licensed for the transportation of passengers;

    .   declared or undeclared war or any act thereof; or

    .   service in the military, naval or air service of any country.

The accidental death benefit will cease to be in effect upon the Contract Anniversary following your 75th birthday.

If you purchased your contract before July 1, 2003, the following death benefit options apply.

Standard Death Benefit

The Standard Death Benefit on your contract is the greatest of:

    1. Contract Value on the date We receive all required paperwork and satisfactory proof of death, less Premium Enhancements paid during 24 months prior to death;

    2.  Net Purchase Payments; or

    3. the greatest Contract Value on any seventh Contract Anniversary less any Premium Enhancements paid during 24 months prior to death, reduced proportionately by any withdrawals subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of each withdrawal, plus any Purchase Payments paid subsequent to that Contract Anniversary.

Optional Death Benefits

For an additional fee, you may elect one or more of the Optional Death Benefits below which can provide greater protection for your Beneficiaries. In the case of joint owners, the Optional Death Benefits will be paid upon the death of either owner, except for the Accidental Death Benefit which will only be paid upon the death of the Owner first listed on the contract schedule. These elections must be made at the time of contract issue and may not be terminated at a later date. All optional death benefits may not be available in all states. The maximum issue age for the elections varies as shown below. The fees for the optional death benefits are deducted from your Contract Value each month. An Optional Death Benefit will be in effect if you select it on your application and the charge for the Optional Death Benefit is shown in your contract.

Annual Ratchet Plan. (Maximum issue age is 80.) If the Annual Ratchet Plan is in effect, We will pay a death benefit equal to the greatest of:

    1. the Contract Value less any Premium Enhancements paid during 24 months prior to death;

    2.  the total of Net Purchase Payments; or

    3. the greatest Contract Value on any Contract Anniversary less any Premium Enhancements paid during 24 months prior to death, reduced proportionally by any withdrawals subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of each withdrawal, plus any Purchase Payments paid subsequent to that Contract Anniversary.

Equity Assurance Plan. (Maximum issue age is 75.) We will pay a death benefit equal to the greatest of:

    1. the Contract Value less any Premium Enhancements paid during 24 months prior to death;

    2. the greatest Contract Value on any seventh Contract Anniversary less any Premium Enhancements paid during 24 months prior to death, reduced proportionately by any withdrawals subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of each withdrawal, plus any Purchase Payments paid subsequent to that Contract Anniversary.

    3.  an amount equal to (a) plus (b) where:

       (a) is equal to the total of all Purchase Payments paid on or before the first Contract Anniversary following the 85th birthday, adjusted proportionately for partial withdrawals and then accumulated at the compound interest rates shown below for the number of completed years, not to exceed 10, from the date of receipt of each Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the 85th birthday:


Annual Interest Rate Period When Death Occurs
-------------------- ------------------------
        0%           1 through 24 months after Purchase Payment receipt;
        2%           25 through 48 months after Purchase Payment receipt;
        4%           49 through 72 months after Purchase Payment receipt;
        6%           73 through 96 months after Purchase Payment receipt;
        8%           97 through 120 months after Purchase Payment receipt;
       10%           if 120 months or more after Purchase Payment receipt, for a maximum of 10 years; and

       (b) is equal to all Purchase Payments paid after the first Contract Anniversary following the 85th birthday, reduced proportionately for partial withdrawals.

Enhanced Equity Assurance Plan. (Maximum issue age is 75.) We will pay a death benefit equal to the greatest of:

    1. the Contract Value less any Premium Enhancement paid during 24 months prior to date of death; or

    2. the greatest Contract Value on any Contract Anniversary less any Premium Enhancements paid during 24 months prior to death, reduced proportionately by any withdrawals subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of each withdrawal, plus any Purchase Payments paid subsequent to that Contract Anniversary.

    3.  an amount equal to (a) plus (b) where:

       (a) is equal to the total of all Purchase Payments paid on or before the first Contract Anniversary following the 85th birthday, reduced proportionately for partial withdrawals and then accumulated at the compound interest rates shown below for the number of completed years, not to exceed 10, from the date of receipt of each Purchase Payment to the earlier of the date of death or the first Contract Anniversary following the 85th birthday:


Annual Interest Rate Period When Death Occurred
-------------------- --------------------------
        0%           1 through 24 months after Continuation Net Purchase Payment receipt;
        2%           25 through 48 months after the Continuation Net Purchase Payment receipt;
        4%           49 through 72 months after the Continuation Net Purchase Payment receipt;
        6%           73 through 96 months after the Continuation Net Purchase Payment receipt;
        8%           97 through 120 months after the Continuation Net Purchase
                     Payment receipt;
       10%           if 120 months or more after the Continuation Net Purchase
                     Payment receipt, for a maximum of 10 years from the Continuation
                     Date; and

       (b) is equal to all Purchase Payments paid after the first Contract Anniversary following the 85th birthday, reduced proportionately for partial withdrawals.

Estate Benefit Payment. (Maximum issue age is 80.)

If you select the estate benefit payment, We will pay it in addition to any other death benefit in effect at the time of your death. If selected, We will increase the death benefit otherwise payable upon your death by the amount of the estate benefit payment determined as follows:

If you are age 60 or younger on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 70% of Net Purchase Payments or
(b) 70% of the Contract Value less Net Purchase Payments.

If you are between ages 61 and 70 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 50% of Net Purchase Payments or (b) 50% of the Contract Value less Net Purchase Payments.

If you are between ages 71 and 80 on the effective date of your contract, the estate benefit payment will equal the lesser of (a) 30% of Net Purchase Payments or (b) 30% of the Contract Value less Net Purchase Payments.

If upon your death your spouse elects to continue the contract in his or her name, the spouse's age as of the date of your death will be the age We use to determine the amount of estate benefit payment payable upon the spouse's death. The estate benefit payment will not be available if your spouse is older than 80 as of the date of your death.

Accidental Death Benefit. (Maximum issue age is 75.)

If you select the accidental death benefit at the time of application, We will pay it in addition to any other death benefit in effect at the time of your death. The accidental death benefit is not available if the contract is used in connection with an individual retirement annuity. If selected at the time of application, the accidental death benefit payable under this option will be equal to the lesser of:

    1.  the Contract Value as of the date the death benefit is determined; or

    2.  $250,000.

The accidental death benefit is payable if you die as a result of injury prior to the Contract Anniversary following your 75th birthday. The death must also occur before the Annuity Date and within 365 days of the date of the accident that caused the injury. The accidental death benefit does not apply to the death of a continuing spouse.

The accidental death benefit will not be paid for any death caused by or resulting (in whole or in part) from the following:

    . suicide or attempted suicide, while sane or insane, or intentionally self-inflicted injuries;

    . sickness, disease or bacterial infection of any kind, except pyogenic infections which occur as a result of an injury or bacterial infections which result from the accidental ingestion of contaminated substances;

    . injury sustained as a consequence of riding in, including boarding or alighting from, any vehicle or device used for aerial navigation except if you are a passenger on any aircraft licensed for the transportation of passengers;

    .   declared or undeclared war or any act thereof; or

    .   service in the military, naval or air service of any country.

The accidental death benefit will cease to be in effect upon the Contract Anniversary following your 75th birthday.

Spousal Continuation

If you are the Primary Owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new Owner ("Continuing Spouse") as though the Continuing Spouse has just purchased the contract. Generally, the contract and its fees, charges and/or elected features, if any, remain the same, except that there are no longer any withdrawal charges, and the optional death benefit charge may change due to the age of the Continuing Spouse. Please note, however, if the Continuing Spouse makes new Purchase Payments, those Purchase Payments will be subject to withdrawal charges. See "Withdrawal Charges" below. A spousal continuation can only take place upon the death of the Primary Owner of the contract and may be elected only one time per contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, the spouse will be subject to investment risk as was the original Owner. This is because the death benefit amount paid remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to the investment risk.

Upon a spouse's continuation of the contract, We will contribute to the Contract Value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner exceeds the Contract Value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original Owner's death. We will add the Continuation Contribution as of the date We receive both the Continuing Spouse's written request to continue the contract and proof of death of the original Owner in a form satisfactory to Us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix B. See Appendix B for further explanation of the death benefit calculations following a Spousal Continuation.

On the Continuation Date, the Continuing Spouse may terminate the original Owner's election(s) of the optional death benefits. The attained age of the spouse as of the Continuation Date will be used as the basis for determining the availability, cost, and calculation of future death benefits payable upon death of the spousal Beneficiary. If the attained age of the spousal Beneficiary exceeds the maximum issue age for a continued optional benefit, the benefit is no longer available and the charge will no longer be deducted. See the maximum issue ages shown above for the optional death benefits.

We reserve the right to modify, suspend or terminate the spousal continuation provision (in its entirety or any component) at any time with respect to prospectively issued contracts.

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                                   EXPENSES
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There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease.

Separate Account Charges

The Company deducts a Separate Account Charge in the amount of 1.60% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risks and the costs of contract administration and distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contract obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contract and the Separate Account will exceed the amount received from other fees and charges assessed under the contract.

If these charges do not cover all of our expenses, We will pay the difference. Likewise, if these charges exceed our expenses, We will keep the difference. The Separate Account Charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including the Premium Enhancement and distribution, depending upon market conditions.

Other Revenue

We may receive compensation of up to 0.40% from the investment adviser of certain of the Variable Portfolios for services related to the availability of those Variable Portfolios in the contract.

Withdrawal Charges

The contract provides for a free withdrawal amount every year. See "Access to Your Money" in this prospectus. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge. You may also incur a withdrawal charge upon a full surrender.

We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines over a seven year period for each Purchase Payment in the contract, as follows:

Withdrawal Charge (as a percentage of each Purchase Payment)

                                 Years
                        -----------------------
                        1   2   3   4   5   6   7   8+
                        --  --  --  --  --  --  --  --
                        6%  6%  5%  5%  4%  3%  2%  0%

When calculating the withdrawal charge, We treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments. See "Access to Your Money."

Whenever possible, We deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your Contract Value, We deduct any applicable withdrawal charges from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you begin the Income Phase. See "Income Options" below.

Withdrawals made prior to age 59 1/2 may result in tax penalties. See "Taxes" below.

Investment Charges

Investment Management Fees

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The Fee Tables in this prospectus illustrate these charges and expenses. For more detailed information on these investment charges, refer to the prospectus for the Series Fund, attached.

Service Fees

Shares of certain Variable Portfolios may be subject to fees imposed under a servicing plan adopted by the Trust pursuant to Rule 12(b)(1) of the Investment Company Act of 1940. This service fee of 0.25% for the Class B Shares of a Variable Portfolio is also known as a 12(b)(1) fee. Generally, this fee may be paid to financial intermediaries for services provided over the life of the contract. See "Fee Tables" in this prospectus.

Transfer Fee

We permit 12 free transfers between investment options each contract year. We charge you $10 for each additional transfer that contract year. See "Investment Options" and "Transfers" in this prospectus.

Optional Death Benefit Charges

See the Fee Tables for a chart of the Optional Death Benefit charges.

Premium Tax

Certain states charge the Company a tax on the premiums you pay into the contract ranging from zero to 3 1/2%. Currently, We deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, We may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

Premium taxes are subject to change without notice. In many states, there is no tax at all. For current information, you should consult your tax adviser.

Income Taxes

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

Reduction or Elimination of Charges and Expenses, and Additional Amounts
Credited

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, We may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria We evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between Us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that We believe indicate that administrative and/or sales expenses may be reduced.

AIG SunAmerica Life may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

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                                INCOME OPTIONS
================================================================================

Annuity Date

During the Income Phase, We use the money accumulated in your contract to make regular income payments to you. You may begin the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you notify the Annuity Service Office in writing 30 days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before the Annuitant's 90th birthday. If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

Income Options

The contract offers the three annuity options described below. Other annuity options may be made available, including other guarantee periods and options without life contingencies, subject to our discretion. Contact the Annuity Service Center for more information. If you do not choose an annuity option, We will make annuity payments in accordance with option 2. However, if the annuity payments are for joint lives, We will make payments in accordance with option 3.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. A natural contract Owner may change the Annuitant at any time prior to the Annuity Date. You must notify Us if the Annuitant dies before the Annuity Date and designate a new Annuitant. The Annuitant may not be changed in a contract owned by a non-natural Owner.

Option 1 -- Life Income

Under this option, We will make monthly annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies. If the Annuitant dies after the first payment, then We will make only one payment.

Option 2 -- Life Income With Minimum 10 Year Guarantee

Under this option, We will make monthly annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a period you select of at least 10 years. If the Annuitant dies before all guaranteed payments have been made, the rest will be paid to the Beneficiary for the remainder of the period.

Option 3 -- Joint and Last Survivor Annuity

Under this option, We will make monthly annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of either of you, We will continue to make annuity payments so long as the survivor is alive. We will stop making payments after the last survivor's death.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Separate Account Expenses. Please read the SAI for a more detailed discussion of the income options.

Fixed or Variable Income Payments

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable. If your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable. If income payments are fixed, AIG SunAmerica guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

Income Payments

We make income payments on a monthly basis. You instruct Us to send you a check or to have the payments directly deposited into your bank account. If state law allows, We distribute annuities with a Contract Value of $2,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, We may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios on the Annuity Date, your income payments will depend on the following:

    . for life options, your age, when payments begin, and in most states, if a Non-Qualified contract, your gender;

    .   the value of your contract in the Variable Portfolios;

    . the 5.00% assumed investment rate used in the annuity table for the contract; and

    . the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 5.0% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

Deferment of Payments

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. See also "Access to Your Money" for a discussion of when payments from the Variable Portfolios may be suspended or postponed.

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                                     TAXES
================================================================================

Note: We prepared the following information on taxes as a general discussion of the subject. This information addresses general federal taxation matters, and generally does not address state taxation issues or questions. It is not tax advice. We caution you to seek competent tax advice about your own circumstances. We do not guarantee the tax status of your annuity. Tax laws constantly change, therefore, We cannot guarantee that the information contained herein is complete and/or accurate. We have included additional discussion regarding taxes in the SAI.

Annuity Contracts in General

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are:
Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

Tax Treatment of Distributions--Non-Qualified Contracts

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

Tax Treatment of Distributions--Qualified Contracts (including governmental 457(b) eligible deferred compensation plans)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order. This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

Minimum Distributions

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 701/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2 regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and We do not guarantee the accuracy of Our calculations. Accordingly, We recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to Our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS has issued new regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the new regulations requires that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. We are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

Tax Treatment of Death Benefits

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

Contracts Owned by a Trust or Corporation

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

Gifts, Pledges and/or Assignments of a Contract

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

Diversification and Investor Control

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not AIG SunAmerica Life Assurance Company, would be considered the owner of the shares of the Variable Portfolios under your Non-qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, We reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

================================================================================
                                  PERFORMANCE
================================================================================

We advertise the Money Market Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When We advertise performance for periods prior to the date the contracts were first issued, We derive the figures from the performance of the corresponding portfolios for the Series Fund, if available. We modify these numbers to reflect charges and expenses as if the Variable Portfolio was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the SAI for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices We use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

================================================================================
                               OTHER INFORMATION
================================================================================

AIG SunAmerica Life may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Ratings ("Fitch's"). A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

AIG SunAmerica Life

AIG SunAmerica Life is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, AIG SunAmerica Life redomesticated under the laws of the state of Arizona.

AIG SunAmerica Life and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Asset Management Corp., and the AIG Advisors Group, Inc. (comprising six wholly-owned broker-dealers and two investment advisors) specialize in retirement savings and retirement products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

The Separate Account

AIG SunAmerica Life established Variable Annuity Account Nine ("Separate Account"), under Arizona law on February 4, 2002. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

AIG SunAmerica Life owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by AIG SunAmerica Life. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of AIG SunAmerica Life. Assets in the Separate Account are not guaranteed by AIG SunAmerica Life.

The General Account

Money allocated to the fixed account options goes into AIG SunAmerica Life's general account. The general account consists of all of AIG SunAmerica Life's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any AIG SunAmerica Life contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

Distribution of the Contract

Registered representatives of broker-dealers sell the contract. We pay commissions to these broker-dealers for the sale of the contracts. We pay an initial commission of up to 5.00% of your purchase payments. We may also pay an annual trail commission of up to 1%, payable quarterly beginning in year 8. We do not deduct commissions paid to registered representatives directly from your Purchase Payments or Contract Value.

From time to time, We may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers which may or may not be affiliated broker-dealers and/or certain registered representatives that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by Us. Promotional incentives may change at any time.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 distributes the contracts. AIG SunAmerica Capital Services, an affiliate of AIG SunAmerica, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

Administration

We are ultimately responsible for the administrative servicing of your contract, and have engaged an administrator for servicing assistance. Please contact our Annuity Service Center if you have any comment, question or service request:

    Delaware Valley Financial Services
    P.O. Box 3031
    Berwyn, PA 19312-0031
    (800) 255-8402

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, We send confirmations immediately. It is your responsibility to review these documents carefully and notify Us of any inaccuracies immediately. We investigate all inquiries. To the extent that We believe We made an error, We retroactively adjust your contract, provided you notify Us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments We deem warranted are made as of the time We receive notice of the error.

Legal Proceedings

There are no pending legal proceedings affecting the Separate Account. AIG SunAmerica Life engages in various kinds of routine litigation. In management's opinion, these matters are not of material importance to the Company's total assets, nor are they material with respect to the Separate Account.

Ownership

The Alliance Ovation Plus Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your Ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that We issue it directly to the Owner.

Registration Statement

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

================================================================================
           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
================================================================================

Additional information concerning the operations of the Separate Account is contained in a Statement of Additional Information, which is available without charge upon written request addressed to Us at our Annuity Service Center:

    Delaware Valley Financial Services
    P.O. Box 3031
    Berwyn, PA 19312-0031
    (800) 255-8402

The contents of the SAI are shown below.

   Separate Account......................................................  3
   General Account.......................................................  3
   Performance Data......................................................  4
   Income Payments.......................................................  8
   Annuity Unit Values...................................................  8
   Taxes................................................................. 10
   Distribution of Contracts............................................. 18
   Financial Statements.................................................. 18

================================================================================
                      APPENDIX A -- CONDENSED FINANCIALS
================================================================================

                                                                                   Inception to
                                                                                     12/31/02
--------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AllianceBernstein Global Bond Portfolio (Inception Date - 12/17/02)
   Beginning AUV.................................................................. $     15.057
   Ending AUV..................................................................... $     15.334
   Ending Number of AUs...........................................................           10
--------------------------------------------------------------------------------------------------
AllianceBernstein Global Dollar Government Portfolio (Inception Date - 12/17/02)
   Beginning AUV.................................................................. $     21.151
   Ending AUV..................................................................... $     21.477
   Ending Number of AUs...........................................................            8
--------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio (Inception Date - 12/17/02)
   Beginning AUV.................................................................. $     16.803
   Ending AUV..................................................................... $     16.386
   Ending Number of AUs...........................................................            9
--------------------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio (Inception Date - 12/17/02)
   Beginning AUV.................................................................. $     27.737
   Ending AUV..................................................................... $     26.778
   Ending Number of AUs...........................................................            6
--------------------------------------------------------------------------------------------------
AllianceBernstein High-Yield Portfolio (Inception Date - 12/17/02)
   Beginning AUV.................................................................. $      8.463
   Ending AUV..................................................................... $      8.496
   Ending Number of AUs...........................................................           18
--------------------------------------------------------------------------------------------------
AllianceBernstein International Portfolio (Inception Date - 12/17/02)
   Beginning AUV.................................................................. $      9.585
   Ending AUV..................................................................... $      9.637
   Ending Number of AUs...........................................................           15
--------------------------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio (Inception Date - 12/17/02)
   Beginning AUV.................................................................. $      9.117
   Ending AUV..................................................................... $      9.091
   Ending Number of AUs...........................................................           19
--------------------------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio (Inception Date - 12/17/02)
   Beginning AUV.................................................................. $     12.756
   Ending AUV..................................................................... $     12.752
   Ending Number of AUs...........................................................           12
--------------------------------------------------------------------------------------------------
AllianceBernstein Americas Government Income Portfolio (Inception Date - 12/17/02)
   Beginning AUV.................................................................. $     17.921
   Ending AUV..................................................................... $     18.125
   Ending Number of AUs...........................................................            9
--------------------------------------------------------------------------------------------------
AllianceBernstein Premier Growth Portfolio (Inception Date - 12/17/02)
   Beginning AUV.................................................................. $     20.994
   Ending AUV..................................................................... $     20.055
   Ending Number of AUs...........................................................            8
--------------------------------------------------------------------------------------------------
AllianceBernstein Quasar Portfolio (Inception Date - 12/17/02)
   Beginning AUV.................................................................. $      7.256
   Ending AUV..................................................................... $      7.147
   Ending Number of AUs...........................................................           21
--------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio (Inception Date - 12/17/02)
   Beginning AUV.................................................................. $     12.302
   Ending AUV..................................................................... $     12.480
   Ending Number of AUs...........................................................           15
--------------------------------------------------------------------------------------------------

   AUV - Accumulation Unit Value
   AU - Accumulation Units

                                                                                              Inception to
                                                                                                12/31/02
-------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Value Portfolio (Inception Date - 12/17/02)
   Beginning AUV............................................................................. $     10.276
   Ending AUV................................................................................ $     10.173
   Ending Number of AUs......................................................................           19
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Technology Portfolio (Inception Date - 12/17/02)
   Beginning AUV............................................................................. $     10.920
   Ending AUV................................................................................ $     10.336
   Ending Number of AUs......................................................................           13
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Total Return Portfolio (Inception Date - 12/17/02)
   Beginning AUV............................................................................. $     19.162
   Ending AUV................................................................................ $     18.977
   Ending Number of AUs......................................................................            8
-------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Government/High Grade Securities Portfolio (Inception Date - 12/17/02)
   Beginning AUV............................................................................. $     14.975
   Ending AUV................................................................................ $     15.147
   Ending Number of AUs......................................................................           10
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio (Inception Date - 12/17/02)
   Beginning AUV............................................................................. $     14.446
   Ending AUV................................................................................ $     14.359
   Ending Number of AUs......................................................................           14
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio (Inception Date - 12/17/02)
   Beginning AUV............................................................................. $      8.718
   Ending AUV................................................................................ $      8.538
   Ending Number of AUs......................................................................           23
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Worldwide Privatization Portfolio (Inception Date - 12/17/02)
   Beginning AUV............................................................................. $     13.887
   Ending AUV................................................................................ $     13.890
   Ending Number of AUs......................................................................           10
-------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap Portfolio (Inception Date - N/A)*
   Beginning AUV.............................................................................          N/A
   Ending AUV................................................................................          N/A
   Ending Number of AUs......................................................................          N/A
-------------------------------------------------------------------------------------------------------------

*  Not available until May 1, 2003.
   AUV - Accumulation Unit Value
   AU - Accumulation Units

================================================================================
          APPENDIX B -- DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
================================================================================

If the spousal Beneficiary elects to continue the contract (the "Continuing Spouse") and the contract death benefit exceeded the Contract Value, We will add a "Continuation Contribution" to the contract. The Continuation Contribution will be an amount equal to the positive differences between the death benefit otherwise payable and the Contract Value. If applicable, the Continuation Contribution amount will be added to the Contract Value as of the Continuation Date. The Continuation Date is the date We receive all required paperwork to otherwise process a death claim, as well as the spousal Beneficiary's written election to continue the contract.

Death benefit calculations upon a Continuing Spouse's death include a value we call "Continuation Net Purchase Payments." Continuation Net Purchase Payments is an amount equal to: (1) the Contract Value on the Continuation Date, including any applicable Continuation Contribution, plus (2) any Purchase Payments made after the Continuation Date, less (3) adjustments for withdrawals made after the Continuation Date. Each adjustment is in the same proportion that the Contract Value was reduced on the date of each such withdrawal. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the Contract Value on the Continuation Date, including any applicable Continuation Contribution.

We calculate and pay the death benefit upon a Continuing Spouse's death when we receive all required paperwork and satisfactory proof of death. The term "withdrawals" as used below is withdrawals and any fees and charges applicable to those withdrawals. The term "maximum continuation age" refers to the attained age of the Continuing Spouse as of the Continuation Date; if the Continuing Spouse is over the maximum continuation age, the benefit may not be continued and the corresponding charge will no longer be deducted.

If the original owner purchased the contract after July 1, 2003 the following death benefit options are applicable.

Death Benefits Payable upon Continuing Spouse's Death:

Standard Death Benefit:

The death benefit is the greatest of:

    1.  Continuation Net Purchase Payments; or

    2. Contract Value less any Premium Enhancements paid during 24 months prior to date of death.

Annual Ratchet Plan. (Maximum continuation age is 80.) We will pay a death benefit equal to the greatest of:

    1.  Continuation Net Purchase Payments; or

    2. Contract Value less any Premium Enhancements paid during 24 months prior to date of death; or

    3.  the lesser of:

       (a) the greatest Contract Value on any Contract Anniversary occurring after the Continuation Date, less any Premium Enhancements paid during 24 months prior to death, reduced proportionately by any withdrawals subsequent to that Contract

           Anniversary in the same proportion that the Contract Value was reduced on the date of each withdrawal, plus any Purchase Payments paid subsequent to that Contract Anniversary; or

       (b) 200% of Continuation Net Purchase Payments.

Equity Assurance Plan. (Maximum continuation age is 78.) We will pay a death benefit equal to the greater of:

    1. Contract Value less any Premium Enhancements paid during 24 months prior to date of death; or

    2.  an amount equal to (a) plus (b) where:

       (a) is equal to the total of all Continuation Net Purchase Payments paid on or before the first Contract Anniversary following the Continuing Spouse's 85th birthday, accumulated at the compound interest rates shown below for the number of completed years, not to exceed 7 years from the Continuation Date to the earlier of the Continuing Spouse's date of death or the first Contract Anniversary following the Continuing Spouse's 85th birthday:

   Annual Interest Rate Period When Death Occurred
   -------------------- --------------------------
           0%           1 through 12 months after Purchase Payment receipt;
           1%           13 through 24 months after Purchase Payment receipt;
           2%           25 through 36 months after Purchase Payment receipt;
           3%           37 through 48 months after Purchase Payment receipt;
           4%           49 through 60 months after Purchase Payment receipt;
           5%           61 through 72 months after Purchase Payment receipt;
           6%           73 through 84 months after Purchase Payment receipt;
           7%           85 months and thereafter; and

       (b) is equal to all Continuation Net Purchase Payments paid after the first Contract Anniversary following the Continuing Spouse's 85th birthday.

Enhanced Equity Assurance Plan. (Maximum continuation age is 78.) We will pay a death benefit equal to the greatest of:

    1.  the Contract Value; or

    2.  the lesser of:

       (a) the greatest Contract Value on any Contract Anniversary occurring after the Continuation Date, plus any Purchase Payments made after that Contract Anniversary, reduced proportionally by any withdrawals taken after that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of each such withdrawal; or

       (b) 200% of Continuation Net Purchase Payments; or

    3.  an amount equal to (a) plus (b) where:

       (a) is equal to the total of all Continuation Net Purchase Payments paid on or before the first Contract Anniversary following the Continuing Spouse's 85th birthday, accumulated at the compound interest rates shown below for the number of completed years, not to exceed 7 years from the Continuation Date to the earlier of the Continuing

           Spouse's date of death or the first Contract Anniversary following the Continuing Spouse's 85th birthday:

Annual Interest Rate Period When Death Occurred
-------------------- --------------------------
        0%           1 through 12 months after Purchase Payment receipt;
        1%           13 through 24 months after Purchase Payment receipt;
        2%           25 through 36 months after Purchase Payment receipt;
        3%           37 through 48 months after Purchase Payment receipt;
        4%           49 through 60 months after Purchase Payment receipt;
        5%           61 through 72 months after Purchase Payment receipt;
        6%           73 through 84 months after Purchase Payment receipt;
        7%           85 months and thereafter; and

       (b) is equal to all Continuation Net Purchase Payments paid after the first Contract Anniversary following the Continuing Spouse's 85th birthday.

Enhanced Death Benefit Rider (Estate Benefit Payment). (Maximum continuation age is 80.)

If the original Owner selected the estate benefit payment and the Continuing Spouse continues the benefit, we will pay it in addition to any other death benefit in effect at the time of the death of the Continuing Spouse. If selected, we will increase the death benefit otherwise payable by the amount of the estate benefit payment determined as follows:

If the Continuing Spouse is age 60 or younger as of the Continuation Date, the estate benefit payment will equal the lesser of (a) 70% of Continuation Net Purchase Payments or (b) 70% of the Contract Value less Continuation Net Purchase Payments.

If the Continuing Spouse is between ages 61 and 70 as of the Continuation Date, the estate benefit payment will equal the lesser of (a) 50% of Continuation Net Purchase Payments or (b) [50%] of the Contract Value less Continuation Net Purchase Payments.

If the Continuing Spouse is between ages 71 and 80 as of the date of the Continuation Date, the estate benefit payment will equal the lesser of (a) 30% of Continuation Net Purchase Payments or (b) 30% of the Contract Value less Continuation Net Purchase Payments.

If the original owner purchased the contract before July 1, 2003, the following death benefit options are applicable.

Death Benefits Payable upon Continuing Spouse's Death:

Standard Death Benefit:

The death benefit is the greatest of:

    1.  Continuation Net Purchase Payments;

    2. Contract Value less any Premium Enhancements paid during 24 months prior to date of death; or

    3. the greatest Contract Value on any seventh Contract Anniversary occurring after the Continuation Date, less any Premium Enhancements paid during 24 months prior to death, reduced proportionately by any withdrawals subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of each withdrawal, plus any premium paid subsequent to that Contract Anniversary.

Annual Ratchet Plan. (Maximum continuation age is 80.) We will pay a death benefit equal to the greatest of:

    1.  Continuation Net Purchase Payments; or

    2. Contract Value less any Premium Enhancements paid during 24 months prior to date of death; or

    3. the greatest Contract Value on any Contract Anniversary occurring after the Continuation Date, less any Premium Enhancements paid during 24 months prior to death, reduced proportionately by any withdrawals subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of each withdrawal, plus any Purchase Payments paid subsequent to that Contract Anniversary.

Equity Assurance Plan. (Maximum continuation age is 75.) We will pay a death benefit equal to the greatest of:

    1. Contract Value less any Premium Enhancements paid during 24 months prior to date of death; or

    2. the greatest Contract Value on any seventh Contract Anniversary occurring after the Continuation Date, less any Premium Enhancements paid during 24 months prior to death, reduced proportionately by any withdrawals subsequent to that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of each withdrawal, plus any Purchase Payments paid subsequent to that Contract Anniversary.

    3.  an amount equal to (a) plus (b) where:

       (a) is equal to the total of all Continuation Net Purchase Payments paid on or before the first Contract Anniversary following the Continuing Spouse's 85th birthday, accumulated at the compound interest rates shown below for the number of completed years, not to exceed 10 years from the Continuation Date to the earlier of the Continuing Spouse's date of death or the first Contract Anniversary following the Continuing Spouse's 85th birthday:

            Annual Interest Rate Period When Death Occurs

 0%   1 through 24 months after Continuation Net Purchase Payment receipt;
 2%   25 through 48 months after the Continuation Net Purchase Payment receipt;
 4%   49 through 72 months after the Continuation Net Purchase Payment receipt;
 6%   73 through 96 months after the Continuation Net Purchase Payment receipt;
 8%   97 through 120 months after the Continuation Net Purchase Payment receipt;
10%   if 120 months or more after the Continuation Net Purchase Payment receipt, for a maximum of 10 years from the Continuation Date; and

       (b) is equal to all Continuation Net Purchase Payments paid after the first Contract Anniversary following the Continuing Spouse's 85th birthday.

Enhanced Equity Assurance Plan. (Maximum continuation age is 75.) We will pay a death benefit equal to the greatest of:

    1.  the Contract Value; or

    2. the greatest Contract Value on any Contract Anniversary occurring after the Continuation Date, plus any Purchase Payments made after that Contract Anniversary, reduced proportionally by any withdrawals taken after that Contract Anniversary in the same proportion that the Contract Value was reduced on the date of each such withdrawal.

    3.  an amount equal to (a) plus (b) where:

       (a) is equal to the total of all Continuation Net Purchase Payments paid on or before the first Contract Anniversary following the Continuing Spouse's 85th birthday, accumulated at the compound interest rates shown below for the number of completed years, not to exceed 10 years from the Continuation Date to the earlier of the Continuing Spouse's date of death or the first Contract Anniversary following the Continuing Spouse's 85th birthday:

            Annual Interest Rate Period When Death Occurs

 0%   1 through 24 months after Continuation Net Purchase Payment receipt;
 2%   25 through 48 months after the Continuation Net Purchase Payment receipt;
 4%   49 through 72 months after the Continuation Net Purchase Payment receipt;
 6%   73 through 96 months after the Continuation Net Purchase Payment receipt;
 8%   97 through 120 months after the Continuation Net Purchase Payment receipt;
10%   if 120 months or more after the Continuation Net Purchase Payment receipt, for a maximum of 10 years from the Continuation Date; and

       (b) is equal to all Continuation Net Purchase Payments paid after the first Contract Anniversary following the Continuing Spouse's 85th birthday.

Enhanced Death Benefit Rider (Estate Benefit Payment). (Maximum continuation age is 80.)

If the original Owner selected the estate benefit payment and the Continuing Spouse continues the benefit, we will pay it in addition to any other death benefit in effect at the time of the death of the Continuing Spouse. If selected, we will increase the death benefit otherwise payable by the amount of the estate benefit payment determined as follows:

If the Continuing Spouse is age 60 or younger as of the Continuation Date, the estate benefit payment will equal the lesser of (a) 70% of Continuation Net Purchase Payments or (b) 70% of the Contract Value less Continuation Net Purchase Payments.

If the Continuing Spouse is between ages 61 and 70 as of the Continuation Date, the estate benefit payment will equal the lesser of (a) 50% of Continuation Net Purchase Payments or (b) 50% of the Contract Value less Continuation Net Purchase Payments.

If the Continuing Spouse is between ages 71 and 80 as of the date of the Continuation Date, the estate benefit payment will equal the lesser of (a) 30% of Continuation Net Purchase Payments or (b) 30% of the Contract Value less Continuation Net Purchase Payments.

We reserve the right to modify, suspend or terminate the spousal continuation provision (in its entirety or any component) at any time with respect to prospectively issued contracts

Please forward a copy (without charge) of the Alliance Ovation Plus Variable Annuity Statement of Additional Information to:

(Please print or type and fill in all information.)

------------------------------------------
Name

------------------------------------------
Address

------------------------------------------
City/State/Zip

------------------------------------------
Date

------------------------------------------
Signed

Return to: Annuity Service Center
           Delaware Valley Financial Services
           P.O. Box 3031
           Berwyn, PA 19312-0031

================================================================================
                       STATEMENT OF ADDITIONAL INFORMATION
================================================================================

                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                          VARIABLE ANNUITY ACCOUNT NINE


                    (Alliance Ovation PLUS Variable Annuity)

                                October 31, 2003

This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated October 31, 2003, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 255-8402 or writing our Annuity Service Center:

     Delaware Valley Financial Services
     P.O. Box 3031
     Berwyn, PA 19312-0031

================================================================================
                                TABLE OF CONTENTS
================================================================================


                                                                          PAGE

Separate Account                                                          2

General Account                                                           2

Performance Data                                                          4

Income Payments                                                           8

Annuity Unit Values                                                       8

Taxes                                                                     10

Distribution of Contracts                                                 18

Financial Statements                                                      18

================================================================================
                                SEPARATE ACCOUNT
================================================================================


Variable Annuity Account Nine ("Separate Account") was established under Arizona law on February 4, 2002, by AIG SunAmerica Life Assurance Company (formerly known as Anchor National Life Insurance Company) ("AIG SunAmerica Life"). The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or AIG SunAmerica Life by the SEC.

The assets of the Separate Account are the property of AIG SunAmerica Life. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business AIG SunAmerica Life may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of AIG SunAmerica Life.

The Separate Account invests in the shares of mutual funds ("Variable Portfolios") offered by Alliance Variable Products Series Fund, Inc. (the "Series Fund"). AIG SunAmerica Life does not guarantee the investment performance of the Separate Account, the Variable Portfolios or the Series Fund. Values allocated to the Separate Account and the amount of variable income payments will vary with the values of shares of the Variable Portfolios, and are also reduced by contract charges.


The basic objective of a variable annuity contract is to provide variable income payments, which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Variable Portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the management of each Variable Portfolio to make necessary changes in the fund to anticipate changes in economic conditions. Therefore, the Owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.


Another important feature of the contract related to its basic objective is AIG SunAmerica Life's promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of AIG SunAmerica Life or by the actual expenses incurred by AIG SunAmerica Life in excess of expense deductions provided for in the contract (although AIG SunAmerica Life does not guarantee the amounts of the variable income payments).


================================================================================
                                 GENERAL ACCOUNT
================================================================================


The general account is made up of all of the general assets of AIG SunAmerica Life other than those allocated to the Separate Account or any other segregated asset account of AIG SunAmerica Life. A Purchase Payment may be allocated to the DCA accounts for various available periods available in connection with the general account, as elected by the Owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to fixed account options become part of AIG SunAmerica Life's general account assets and are available to fund the claims of all classes of customers of AIG SunAmerica Life, as well as of its creditors. Accordingly, all of AIG SunAmerica Life's assets held in the general account will be available to fund AIG SunAmerica Life's obligations under the contracts as well as such other claims.

AIG SunAmerica Life will invest the assets of the general account in the manner chosen by AIG SunAmerica Life and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

================================================================================
                                PERFORMANCE DATA
================================================================================

From time to time the Separate Account may advertise the Money Market Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the net income generated for a contract funded by an investment in the Money Market Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the Separate Account Expenses) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

In addition, the Separate Account may advertise "total return" data for its other Variable Portfolios (including the Money Market Portfolio). A Variable Portfolio is a sub-account of the Separate Account which provides for the variable investment options available under the contract. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Money Market Portfolio.

For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding funds in the Series Fund (the "underlying funds"), modified to reflect the charges and expenses as if the Variable Portfolio had been in existence since the inception date of each respective underlying fund. Performance figures similarly adjusted but based on underlying fund performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account Variable Portfolio. Rather, these figures are intended to indicate the historical performance of the corresponding underlying funds of the Series Fund, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). The Series Fund also serves as underlying investment media for Separate Accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

Performance data for the various Variable Portfolios are computed in the manner described below.

Money Market Portfolio

The annualized current yield and the effective yield for the Money Market Portfolio for the 7 day period ending December 31, 2002 were -1.03% and -1.03%, respectively.

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

         Base Period Return = (EV-SV)/(SV)

         where:

         SV = value of one Accumulation Unit at the start of a 7 day period

         EV = value of one Accumulation Unit at the end of the 7 day period

The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

         Current Yield = (Base Period Return) x (365/7)

The Money Market Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

         Effective Yield = [(Base Period Return + 1)365/7]- 1

The yield quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Variable Portfolios

The Variable Portfolios of the Separate Account other than the Money Market Portfolio compute their performance data as "total return." We may periodically advertise other variations of performance along with the standardized performance as described above.




The total returns since each Variable Portfolio inception date, for a 1-year period and, if applicable, for 5-year and 10-year periods, are shown below, both with and without an assumed complete redemption at the end of the stated period.

These rates of return do not reflect election of any additional optional features. As a fee is charged for these features, the rates of return would be lower if these features were included in the calculations. Total return figures are based on historical data and are not intended to indicate future performance.

                     ALLIANCE OVATION PLUS VARIABLE ANNUITY
                            STANDARDIZED PERFORMANCE
                      TOTAL ANNUAL RETURNS (IN PERCENT) FOR
                         PERIOD ENDING DECEMBER 31, 2002
                        (RETURN WITH/WITHOUT REDEMPTION)



                                                                                  1 YEAR       5 YEAR      10 YEAR   SINCE INCEPTION
    VARIABLE PORTFOLIO                                             INCEPTION(1) WITH W/OUT  WITH  W/OUT  WITH  W/OUT  WITH    W/OUT
    ------------------                                             ------------ ---- -----  ----  -----  ----  -----  ----    -----
    AllianceBernstein Global Bond Portfolio                           06/03/02   N/A  N/A    N/A   N/A    N/A   N/A    3.84%   9.84%
    AllianceBernstein Global Dollar Government Portfolio              06/03/02   N/A  N/A    N/A   N/A    N/A   N/A   -1.37%   4.63%
    AllianceBernstein Growth Portfolio                                06/03/02   N/A  N/A    N/A   N/A    N/A   N/A  -23.87% -17.87%
    AllianceBernstein Growth & Income Portfolio                       06/03/02   N/A  N/A    N/A   N/A    N/A   N/A  -22.91% -16.91%
    AllianceBernstein High-Yield Portfolio                            06/03/02   N/A  N/A    N/A   N/A    N/A   N/A   -9.57%  -3.57%
    AllianceBernstein International Portfolio                         06/03/02   N/A  N/A    N/A   N/A    N/A   N/A  -23.64% -17.64%
    AllianceBernstein International Value Portfolio                   06/03/02   N/A  N/A    N/A   N/A    N/A   N/A  -23.81% -17.81%
    AllianceBernstein Americas Government Income Portfolio            06/03/02   N/A  N/A    N/A   N/A    N/A   N/A    0.86%   6.86%
    AllianceBernstein Premier Growth Portfolio                        06/03/02   N/A  N/A    N/A   N/A    N/A   N/A  -23.84% -17.84%
    AllianceBernstein Quasar Portfolio                                06/03/02   N/A  N/A    N/A   N/A    N/A   N/A  -29.77% -23.77%
    AllianceBernstein Real Estate Investment Portfolio                06/03/02   N/A  N/A    N/A   N/A    N/A   N/A  -13.93%  -7.93%
    AllianceBernstein Small Cap Value Portfolio                       06/03/02   N/A  N/A    N/A   N/A    N/A   N/A  -21.61% -15.61%
    AllianceBernstein Technology Portfolio                            06/03/02   N/A  N/A    N/A   N/A    N/A   N/A  -32.79% -26.79%
    AllianceBernstein Total Return Portfolio                          06/03/02   N/A  N/A    N/A   N/A    N/A   N/A  -13.96%  -7.96%
    AllianceBernstein U.S. Government/High Grade Securities Portfolio 06/03/02   N/A  N/A    N/A   N/A    N/A   N/A   -1.33%   4.67%
    AllianceBernstein Utility Income Portfolio                        06/03/02   N/A  N/A    N/A   N/A    N/A   N/A  -16.24% -10.24%
    AllianceBernstein Value Portfolio                                 06/03/02   N/A  N/A    N/A   N/A    N/A   N/A  -19.91% -13.91%
    AllianceBernstein Worldwide Privatization Portfolio               06/03/02   N/A  N/A    N/A   N/A    N/A   N/A  -18.33% -12.33%
    AllianceBerstein U.S. Large Cap Blended Style Series Portfolio (2)  N/A      N/A  N/A    N/A   N/A    N/A   N/A      N/A     N/A



(1) This represents the date the Variable Portfolio became available in the separate account.
(2) Not available until May 1, 2003.

                                  OVATION PLUS
                  HYPOTHETICAL ADJUSTED HISTORICAL PERFORMANCE
                      TOTAL ANNUAL RETURNS (IN PERCENT) FOR
                         PERIOD ENDING DECEMBER 31, 2002
                        (RETURN WITH/WITHOUT REDEMPTION)



                                                          SERIES FUND                                                 SINCE SERIES
                                                           INCEPTION        1 YEAR          5 YEAR        10 YEAR    FUND INCEPTION
VARIABLE PORTFOLIO                                           DATE       WITH     W/OUT   WITH   W/OUT   WITH   W/OUT  WITH   W/OUT
------------------                                         ---------    ----     -----   ----   -----   ----   -----  ----   -----
AllianceBernstein Global Bond Portfolio                     07/15/91    7.88%   13.88%   1.97%   2.70% 3.88%   3.88%   4.16%  4.16%
AllianceBernstein Global Dollar Government Portfolio        05/02/94    7.25%   13.25%   4.64%   5.30%   N/A     N/A   8.75%  8.75%
AllianceBernstein Growth Portfolio                          09/15/94  -35.75%  -29.75%  -7.63%  -6.56%   N/A     N/A   5.79%  5.79%
AllianceBernstein Growth & Income Portfolio                 01/14/91  -29.80%  -23.80%   0.96%   1.72% 9.13%   9.13%   8.24%  8.24%
AllianceBernstein High-Yield Portfolio                      10/27/97  -11.11%   -5.11%  -5.15%  -4.18%   N/A     N/A  -3.76% -3.09%
AllianceBernstein International Portfolio                   12/28/92  -23.39%  -17.39%  -6.46%  -5.44% 0.85%   0.85%   0.72%  0.72%
AllianceBernstein International Value Portfolio             05/10/01  -13.23%   -7.23%     N/A     N/A   N/A     N/A  -9.99% -6.13%
AllianceBernstein Americas Government Income Portfolio(2)   05/03/94    2.69%    8.69%   5.24%   5.88%   N/A     N/A   6.65%  6.65%
AllianceBernstein Premier Growth Portfolio                  06/26/92  -38.26%  -32.26%  -4.12%  -3.19% 7.25%   7.25%   8.12%  8.12%
AllianceBernstein Quasar Portfolio                          08/05/96  -39.49%  -33.49% -12.06% -10.76%   N/A     N/A  -5.94% -5.51%
AllianceBernstein Real Estate Investment Portfolio          01/09/97   -5.67%    0.33%  -0.74%   0.07%   N/A     N/A   3.27%  3.70%
AllianceBernstein Small Cap Value Portfolio                 05/01/01  -14.20%   -8.20%     N/A     N/A   N/A     N/A  -2.59%  1.03%
AllianceBernstein Technology Portfolio                      01/11/96  -49.20%  -43.20%  -3.18%  -2.28%   N/A     N/A  -0.15%  0.14%
AllianceBernstein Total Return Portfolio                    12/28/92  -18.65%  -12.65%   2.35%   3.07% 6.80%   6.80%   6.76%  6.76%
AllianceBernstein U.S. Government/High Grade Securities     09/17/92   -0.59%    5.41%   3.67%   4.35% 4.62%   4.62%   4.32%  4.32%
Portfolio
AllianceBernstein Utility Income Portfolio                  05/10/94  -29.94%  -23.94%  -2.92%  -2.04%   N/A     N/A   3.82%  3.82%
AllianceBernstein Value Portfolio                           05/01/01  -20.52%  -14.52%     N/A     N/A   N/A     N/A -13.07% -9.17%
AllianceBernstein Worldwide Privatization Portfolio         09/23/94  -12.73%   -6.73%  -1.36%  -0.53%   N/A     N/A   2.91%  2.91%
AllianceBerstein U.S. Large Cap Blended Style Series
Portfolio(1)                                                  N/A         N/A      N/A     N/A     N/A   N/A     N/A     N/A    N/A



(1)  Not available until May 1, 2003.


1. Returns for periods less than one year are not annualized.

2. Formerly known as North American Government Income Portfolio. These rates of return reflect the Separate Account Charge but do not reflect election of the Premium Enhancement or other optional death benefit features. As a fee is charged for these features, the rates of return would be lower if these features were included in the calculations. Total return figures are based on historical data and are not intended to indicate future performance.




Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

        P(1+T)n = ERV

        where: P = a hypothetical initial payment of $1,000

        T = average annual total return
         n = number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the period (or fractional portion thereof).

The total return figures reflect the effect of recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Portfolio, described above. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

================================================================================
                                 INCOME PAYMENTS
================================================================================

Initial Monthly Income Payments

The initial income payment is determined by applying separately that portion of the Contract Value allocated to the fixed account options and the Variable Portfolio(s), less any state premium tax, and then applying it to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except in certain states where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity option selected.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of Contract Values is made.

Subsequent Monthly Payments

For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value on the due date of the payment.

================================================================================
                               ANNUITY UNIT VALUES
================================================================================

The value of an Annuity Unit is determined independently for each Variable Portfolio.

The annuity tables contained in the contract are based on a 5% per annum assumed investment rate for variable payments. If the actual net investment rate experienced by a Variable Portfolio exceeds 5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 5%, variable income payments will decrease over time. If the net investment rate equals 5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 5% per annum which is assumed in the annuity tables contained in the contract.

Net Investment Factor

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing
(a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

Illustrative Example

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                       NIF = ($11.46/$11.44) = 1.00174825

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 5% per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 5% per annum is:

                         1/[(1.05)(1/12) ] = 0.99594241

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99594241 = $10.080119

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is less than one and payments are decreased.

Variable Income Payments

Illustrative Example

Assume that a male Owner, P, owns a contract in connection with which P has allocated all of his Contract Value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 2, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932.

P's first variable income payment is determined from the annuity factor tables in P's contract, using the information assumed above. From these tables, which supply monthly annuity factors for each $1,000 of applied Contract Value, P's first variable income payment is determined by multiplying the factor of $5.56 (Option 2 tables, male Annuitant age 60 at the Year of Annuitant 2040) by the result of dividing P's account value by $1,000:

             First Payment = $5.56 x ($116,412.31/$1,000) = $647.25

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day of annuitization:

                 Annuity Units = $647.25/$13.256932 = 48.823514

P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value on the second payment date:

                Second Payment = 48.823514 x $13.327695 = $650.71

The third and subsequent variable income payments are computed in a manner similar to the second variable income payment.

Note that the amount of the first variable income payment depends on the Contract Value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

================================================================================
                                      TAXES
================================================================================

General

NOTE: The following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including rollovers from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a), 403(a) or, if from a plan of a governmental employer, 457(b) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.


Trustee to Trustee Transfers of Qualified Contracts


The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59-1/2; (2) leaves his or her job; (3) dies;
(4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.


Partial 1035 Exchanges


Section 1035 of the Code provides that a Nonqualified annuity contract may be exchanged in a tax-free transaction for another Nonqualified annuity contract. Historically, it was presumed that only the exchange of an entire contact, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced with the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. The IRS recently ruled that the transfer of a nonqualified annuity contract into a pre-existing annuity contract also qualifies as a tax-free exchange under IRC section 1035. Prior to this ruling, it was at best uncertain whether annuity owners could exchange an annuity contract tax-free into an existing contract, even though it appeared to be possible to effectively achieve the same result by exchanging two existing contracts into a single new contract. However, it is uncertain what effect this ruling will have, if any, on the issue of partial exchanges. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.


Qualified Plans


The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2003 is $12,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $2,000 in

2003 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions may not exceed the lessor of $40,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum contribution for 2003 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2002 and 2003. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAS

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular Individual Retirement Annuity or Individual Retirement Account under Section 408 of the Code, contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Unlike IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Certain persons may be eligible to convert a regular IRA into a Roth IRA. If they elect such a conversion, they generally also will be required to pay taxes on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees.However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans -- Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

================================================================================
                            DISTRIBUTION OF CONTRACTS
================================================================================


The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. AIG SunAmerica Life and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG SunAmerica Inc. No underwriting fees are paid in connection with the distribution of the contracts.



================================================================================
                              FINANCIAL STATEMENTS
================================================================================


   The consolidated financial statements of the AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) at December 31, 2002, and 2001, and for each of the three years in the period ended December 31, 2002, are presented in this Statement of Additional Information. The consolidated financial statements of AIG SunAmerica Life Assurance Company should be considered only as bearing on the ability of AIG SunAmerica Life Assurance Company to meet its obligation under the contracts for amounts allocated to the fixed and DCA fixed account options.

   Financial Statements of Variable Annuity Account Nine as of December 31, 2002 and for the periods ended December 31, 2002 are also presented herein.

   PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent accountant for the Separate Account and AIG SunAmerica Life Assurance Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                 Page
                                                               Number(s)
                                                               ---------
Report of Independent Accountants                                 F-2

Consolidated Balance Sheet - December 31, 2002 and
December 31, 2001                                             F-3 to F-4

Consolidated Statement of Income and Comprehensive
Income - Years Ended December 31, 2002, 2001 and 2000         F-5 to F-6

Consolidated Statement of Cash Flows - Years Ended
December 31, 2002, 2001 and 2000                              F-7 to F-8

Notes to Consolidated Financial Statements                    F-9 to F-39

Report of Independent Accountants

To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:



In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company and its subsidiaries (formerly, Anchor National Life Insurance Company), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and interest income and impairment of certain beneficial interests in securitized financial assets in 2001.

PricewaterhouseCoopers LLP
Los Angeles, California
February 11, 2003

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET

                                             December 31,    December 31,
                                                 2002            2001
                                             -----------     -----------
                                                    (in thousands)
ASSETS

Investments and cash:
  Cash and short-term investments            $    65,872     $   200,064
  Bonds, notes and redeemable
    preferred stocks available for sale,
    at fair value (amortized cost:
    December 31, 2002, $5,492,677;
    December 31, 2001, $4,607,901)             5,528,569       4,545,075
  Mortgage loans                                 738,601         692,392
  Policy loans                                   215,846         226,961
  Separate account seed money                     25,366          50,560
  Common stocks available for sale, at
    fair value (cost: December 31, 2002,
    $4,111; December 31, 2001, $1,288)             2,609             861
  Partnerships                                     8,766         451,583
  Real estate                                     22,315          20,091
  Other invested assets                          585,760         563,739
                                             -----------     -----------
  Total investments and cash                   7,193,704       6,751,326

Variable annuity assets held in separate
  accounts                                    14,758,642      18,526,413
Accrued investment income                         75,326          65,272
Deferred acquisition costs                     1,364,748       1,419,498
Income taxes currently receivable from
  Parent                                         100,123          61,435
Due from affiliates                               26,304           3,999
Goodwill                                           4,603          20,150
Other assets                                      15,382          92,012
                                             -----------     -----------
TOTAL ASSETS                                 $23,538,832     $26,940,105
                                             ===========     ===========


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)


                                             December 31,    December 31,
                                                 2002            2001
                                             -----------     -----------
                                                    (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts       $ 4,285,098     $ 3,498,917
  Reserves for universal life insurance
    contracts                                  1,676,073       1,738,493
  Reserves for guaranteed investment
    contracts                                    359,561         483,861
  Securities loaned under collateral
    agreements                                   585,760         541,899
  Modified coinsurance deposit liability          31,393          61,675
  Payable to brokers                               8,529           4,479
  Other liabilities                              160,265         220,588
                                             -----------     -----------
Total reserves, payables and accrued
liabilities                                    7,106,679       6,549,912
                                             -----------     -----------
Variable annuity liabilities related to
  separate accounts                           14,758,642      18,526,413
                                             -----------     -----------
Subordinated notes payable to affiliates             ---          58,814
                                             -----------     -----------
Deferred income taxes                            351,872         210,970
                                             -----------     -----------
Shareholder's equity:
  Common stock                                     3,511           3,511
  Additional paid-in capital                   1,125,753         925,753
  Retained earnings                              175,871         694,004
  Accumulated other comprehensive income
    (loss)                                        16,504         (29,272)
                                             -----------     -----------
  Total shareholder's equity                   1,321,639       1,593,996
                                             -----------     -----------
TOTAL LIABILITIES AND SHAREHOLDER'S
  EQUITY                                     $23,538,832     $26,940,105
                                             ===========     ===========










           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                    Years Ended December 31,
                                              ------------------------------------
                                                 2002         2001         2000
                                              ---------    ---------    ----------
                                                         (in thousands)
Investment income                             $ 390,086    $ 375,213    $  399,355
                                              ---------    ---------    ----------
Interest expense on:
  Fixed annuity contracts                      (142,973)    (133,647)     (140,322)
  Universal life insurance contracts            (80,021)     (81,773)      (86,263)
  Guaranteed investment contracts               (11,267)     (25,079)      (34,124)
  Securities lending agreements                 (12,530)        (945)          ---
  Subordinated notes payable to affiliates          ---       (4,475)       (4,144)
                                              ---------    ---------    ----------
  Total interest expense                       (246,791)    (245,919)     (264,853)
                                              ---------    ---------    ----------
NET INVESTMENT INCOME                           143,295      129,294       134,502
                                              ---------    ---------    ----------
NET REALIZED INVESTMENT LOSSES                  (65,811)     (92,711)      (15,177)
                                              ---------    ---------    ----------
Fee income:
  Variable annuity fees                         318,061      361,877       400,495
  Net retained commissions                          ---       47,572        62,202
  Asset management fees                             ---       63,529        73,922
  Universal life insurance fees, net             20,537       18,909        20,258
  Surrender charges                              32,507       24,911        20,963
  Other fees                                      3,305       14,551        12,959
                                              ---------    ---------    ----------
TOTAL FEE INCOME                                374,410      531,349       590,799
                                              ---------    ---------    ----------
GENERAL AND ADMINISTRATIVE EXPENSES            (101,839)    (149,936)     (171,013)
                                              ---------    ---------    ----------
AMORTIZATION OF DEFERRED ACQUISITION COSTS     (187,860)    (220,316)     (158,007)
                                              ---------    ---------    ----------
ANNUAL COMMISSIONS                              (58,389)     (58,278)      (56,473)
                                              ---------    ---------    ----------
GUARANTEED MINIMUM DEATH BENEFITS,
  NET OF REINSURANCE RECOVERIES                 (67,492)     (17,839)         (614)
                                              ---------    ---------    ----------
PRETAX INCOME BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                              36,314      121,563       324,017
                                              ---------    ---------    ----------
Income tax expense                               (2,063)     (20,852)     (108,445)
                                              ---------    ---------    ----------
NET INCOME BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                              34,251      100,711       215,572
                                              ---------    ---------    ----------
CUMULATIVE EFFECT OF ACCOUNTING CHANGE,
  NET OF TAX                                        ---      (10,342)          ---
                                              ---------    ---------    ----------
NET INCOME                                    $  34,251    $  90,369    $  215,572
                                              ---------    ---------    ----------


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)


                                                     Years Ended December 31,
                                               -----------------------------------
                                                 2002          2001        2000
                                               ---------    ---------    ---------
                                                         (in thousands)
OTHER COMPREHENSIVE INCOME, NET OF TAX:
  Net unrealized gains (losses) on debt
    and equity securities available for sale
    identified in the current period
    (net of income tax expense of $7,125,
    income tax benefit of $3,646 and income
    tax expense of $20,444 for 2002, 2001
    and 2000, respectively)                    $  13,233    $  (6,772)   $  37,968

  Less reclassification adjustment for
    net realized losses included in net
    income (net of income tax benefit of
    $18,300, $22,422 and $4,848 for 2002,
    2001 and 2000, respectively)                  33,985       41,640        9,003

  CUMULATIVE EFFECT OF ACCOUNTING CHANGE,
    NET OF TAX                                        --        1,389           --

  Net change related to cash flow hedges
    (net of income tax benefit of $776
    for 2002 and income tax expense of
    $28 for 2001)                                 (1,442)          53           --
                                               ---------    ---------    ---------

OTHER COMPREHENSIVE INCOME                        45,776       36,310       46,971
                                               ---------    ---------    ---------

COMPREHENSIVE INCOME                           $  80,027    $ 126,679    $ 262,543
                                               =========    =========    =========


           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                              Years Ended December 31,
                                                      -----------------------------------------
                                                         2002            2001           2000
                                                      -----------   ------------    -----------
                                                                   (in thousands)
CASH FLOW FROM OPERATING ACTIVITIES:
Net income                                            $    34,251    $    90,369    $   215,572
Adjustments to reconcile net income to net
  cash provided by operating activities:
  Cumulative effect of accounting change,
  net of tax                                                   --         10,342             --
  Interest credited to:
    Fixed annuity contracts                               142,973        133,647        140,322
    Universal life insurance contracts                     80,021         81,773         86,263
    Guaranteed investment contracts                        11,267         25,079         34,124
  Net realized investment losses                           65,811         92,711         15,177
  (Accretion) amortization of net
    (discounts) premiums on investments                    (1,295)         4,554         (2,198)
  Universal life insurance fees, net                      (20,537)       (18,909)       (20,258)
  Amortization of goodwill                                     --          1,452          1,455
  Amortization of deferred acquisition costs              187,860        220,316        158,007
  Acquisition costs deferred                             (256,538)      (359,158)      (362,084)
  Provision for deferred income taxes                     128,748        126,010        114,127
  Change in:
    Accrued investment income                             (10,099)        (7,717)         3,029
    Other assets                                            2,433         15,042        (16,628)
    Income taxes currently receivable from/
      payable to Parent                                   (50,471)           106        (84,482)
    Due from/to affiliates                                 16,153        (68,844)        27,763
    Other liabilities                                       5,167          9,697        (40,283)
  Other, net                                               40,518         40,125         43,376
                                                      -----------   ------------    -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                 376,262        396,595        313,282
                                                      -----------   ------------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred stocks         (2,403,362)    (2,178,830)      (881,647)

  Mortgage loans                                         (128,764)       (70,295)      (144,303)
  Other investments, excluding short-term
    investments                                           (65,184)       (27,413)       (66,722)
Sales of:
  Bonds, notes and redeemable preferred stocks            849,022      1,087,090        468,221
  Other investments, excluding short-term
    investments                                               825          3,527         60,538
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks            615,798        549,638        429,347
  Mortgage loans                                           82,825         63,960        136,277
  Other investments, excluding short-term
    investments                                           114,347         78,555        122,195
Net cash and short-term investments
  transferred to affiliates in assumption
  reinsurance transaction relating to MBL
  Life Assurance Corporation                                   --             --         (3,314)
                                                      -----------   ------------    -----------

NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES   $  (934,493)   $  (493,768)   $   120,592
                                                      -----------   ------------    -----------




           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

                                                        Years Ended December 31,
                                                -----------------------------------------
                                                   2002            2001           2000
                                                -----------    -----------    -----------
                                                              (in thousands)
CASH FLOW FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity contracts                       $ 1,731,597    $ 2,280,498    $ 1,764,600
  Universal life insurance contracts                 49,402         52,469         58,738
  Guaranteed investment contracts                        --         40,000        350,000
Net exchanges from the fixed accounts
  of variable annuity contracts                    (503,221)    (1,368,527)    (1,994,710)
Withdrawal payments on:
  Fixed annuity contracts                          (529,466)      (315,794)      (320,778)
  Universal life insurance contracts                (68,444)       (55,361)      (145,067)
  Guaranteed investment contracts                  (135,084)      (191,919)       (78,312)
Claims and annuity payments on:
  Fixed annuity contracts                           (98,570)       (52,685)      (114,761)
  Universal life insurance contracts               (100,995)      (146,998)      (118,302)
Net receipts from (repayments of)
  other short-term financings                        (8,025)        15,920        (33,689)
Net payment related to a modified
  coinsurance transaction                           (30,282)       (35,972)       (43,110)
Net receipts from issuances of subordinated
  notes payable to affiliate                             --             --         17,303
Capital contribution received from Parent           200,000             --             --
Dividends paid to Parent                                 --        (94,095)       (69,000)
Net cash and short-term investments
  transferred to the Parent in distribution
  of Saamsun Holdings Corp.                         (82,873)            --             --
                                                -----------    -----------    -----------

NET CASH PROVIDED BY (USED IN)
FINANCING ACTIVITIES                                424,039        127,536       (727,088)
                                                -----------    -----------    -----------

NET (DECREASE) INCREASE IN CASH AND
SHORT-TERM INVESTMENTS                             (134,192)        30,363       (293,214)

CASH AND SHORT-TERM INVESTMENTS
AT BEGINNING OF PERIOD                              200,064        169,701        462,915
                                                -----------    -----------    -----------

CASH AND SHORT-TERM INVESTMENTS
AT END OF PERIOD                                $    65,872    $   200,064    $   169,701
                                                ===========    ===========    ===========

SUPPLEMENTAL CASH FLOW INFORMATION:

Interest paid on indebtedness                   $    12,530    $     1,725    $     1,841
                                                ===========    ===========    ===========

Net income taxes refunded by (paid to) Parent   $    76,214    $   120,504    $   (78,796)
                                                ===========    ===========    ===========



           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    NATURE OF OPERATIONS

      AIG SunAmerica Life Assurance Company (FKA Anchor National Life Insurance Company), (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG SunAmerica Inc. ("SAI"), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and retirement savings and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuities directed to the market for tax-deferred, long-term savings products. It also administers closed blocks of fixed annuities, universal life policies and guaranteed investment contracts ("GICs") directed to the institutional marketplace.

      The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.

      On January 1, 2002, the Company declared a distribution to the Parent of 100% of the outstanding capital stock of its consolidated subsidiary, Saamsun Holdings Corp. ("Saamsun"). Pursuant to this distribution, Saamsun became a direct wholly owned subsidiary of the Parent. Prior to January 1, 2002, Saamsun held the Company's asset management and broker-dealer segments (see Note 12). This distribution had a material effect on the Company's shareholder's equity, reducing it by $552,384,000. This distribution had the effect of reducing cash and short-term investments by $82,873,000, partnerships by $443,369,000, deferred acquisition costs by $98,428,000, other assets by $108,163,000, other liabilities by $121,635,000 and subordinated notes payable to affiliates by $58,814,000. Pretax income in future periods will be reduced by the earnings of the Company's asset management and broker-dealer operations, substantially offset by a profit sharing agreement on fees earned on variable annuity subaccounts through the asset management business. Pretax loss from these operations, on a combined basis, totaled $21,278,000 for the year ended December 31, 2001, compared to pretax income of $66,017,000 for the year ended December 30, 2000.

      The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.    NATURE OF OPERATIONS (Continued)

      exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain prior period items have been reclassified to conform to the current period's presentation.

      Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of income, as they are recorded directly to policyholders' liabilities upon receipt.

      The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

      INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

      Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net realizable value when declines in such values are considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

      Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Separate account seed money consists of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Partnership investments in affordable housing properties are generally carried at cost, and for certain of the properties, realized tax credits reduce the carrying value of the investment as an alternative to reducing income tax expense. Limited partnerships are carried at equity or cost depending on the equity ownership position. Real estate is carried at the lower of cost or net realizable value.

      Other invested assets consist of invested collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral is recorded as net investment income while interest paid on the securities lending agreements and the related management fees paid to administer the program are recorded as interest expense in the statement of income and comprehensive income.

      Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

      INTEREST RATE SWAP AGREEMENTS: As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements ("Swap Agreements") to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities into fixed-rate instruments. At December 31, 2002, the Company has one outstanding Swap Agreement with a notional principal of $33,400,000. This agreement matures in December 2024.

      DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, guarantee costs, surrender charges and direct administrative expenses. DAC consists of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $256,538,000, $359,158,000, and $362,084,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

      As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been decreased by $9,000,000 at December 31, 2002 and increased $16,000,000 and at December 31, 2001, for this adjustment.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      AMORTIZATION OF DEFERRED ACQUISITION COSTS: DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, the growth rate of the separate account assets (with respect to variable annuities) or general account assets (with respect to fixed annuities) supporting the annuity obligations, costs of providing for policy guarantees and the level of expenses necessary to maintain the policies. The Company adjusts DAC amortization (a "DAC unlocking") when estimates of current or future gross profits to be realized from its annuity policies are revised.

      The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity policies is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the statement of income.

      GOODWILL: Goodwill amounted to $4,603,000 (net of accumulated amortization of $7,847,000) and $20,150,000 (net of accumulated amortization of $19,852,000) at December 31, 2002 and 2001, respectively. Pursuant to the distribution of Saamsun to the Parent on January 1, 2002, the Company transferred $15,547,000 of goodwill belonging to the asset management operations and broker-dealer operations to the Parent.

      In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2002, and has determined that no impairment provision is necessary. See "Recently Issued Accounting Standards" below for further discussion of SFAS 142.

      RESERVES FOR FIXED ANNUITIES, UNIVERSAL LIFE INSURANCE AND GUARANTEED INVESTMENT CONTRACTS ("GICs"): Reserves for fixed annuity, universal life insurance and GIC contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

      MODIFIED COINSURANCE DEPOSIT LIABILITY: Cash received as part of the modified coinsurance transaction described in Note 7 is recorded as a deposit liability. Deposits from the reinsured business are allocated to pay down the liability pursuant to a repayment schedule.

      SECURITIES LOANED UNDER COLLATERAL AGREEMENTS: The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company.

      FEE INCOME: Variable annuity fees, asset management fees, universal life insurance fees and surrender charges are recorded as income when earned. Net retained commissions are recognized as income on a trade date basis.

      INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of the Parent and its affiliate, First SunAmerica Life Insurance Company ("FSA"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement requires the Company to recognize all derivatives in the balance sheet and measure these derivatives at fair value. The recognition of the change in the fair value of a derivative depends on a

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction. SFAS 133 was postponed by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of SFAS No. 133, and became effective for the Company on January 1, 2001. The adoption of SFAS 133 on January 1, 2001 resulted in an increase of $1,389,000, net of tax, in other comprehensive income.

      In January 2001, the Emerging Issues Task Force of the FASB ("EITF") issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e. collateralized debt obligations). The Company recorded $15,910,000 of additional impairments ($10,342,000 net of tax) pursuant to the implementation of EITF 99-20. This adjustment was recorded as a cumulative effect of accounting change in the consolidated statement of income and comprehensive income for 2001.

      In June 2001, FASB issued Statement of Financial Accounting Standard No. 142 "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 142 requires the Company to discontinue the amortization of goodwill on its statement of income and is effective as of January 1, 2002. SFAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process prescribed in SFAS 142, whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. SFAS 142 also requires the completion of a transitional impairment test in the year of adoption, with any identified impairments recognized as a cumulative effect of a change in accounting principle. The Company has evaluated the impact of the impairment provisions of SFAS 142 as of December 31, 2002, and has determined that no impairment is required to be recorded to the carrying value of the Company's goodwill balance.

      In November 2002, FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"), which requires that, for guarantees within the scope of FIN 45 issued or amended by the Company after December 31, 2002, a liability for the fair value of the obligation undertaken in issuing the guarantee be recognized. FIN 45 also requires additional disclosures in financial statements starting with the Company's 2002 year-end financial statements. The Company believes that the impact of FIN 45 on its results from operations and financial condition will not be significant.

      The Company has entered into eight agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. The maximum liability

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      under these guarantees at December 31, 2002 is $813,000,000. These agreements are more fully described in Note 8.

3.    ACQUISITION

      On December 31, 1998, the Company acquired the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life") (the "Acquisition"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. The $128,420,000 purchase price was allocated between the Company and FSA based on the estimated future gross profits of the two blocks of business. The portion allocated to FSA was $10,000,000.

      As part of the Acquisition, the Company received $242,473,000 from MBL Life to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. Of this amount, the Company was required to transfer $20,055,000 to the Parent for enhancements on policies in which customers elected to convert to fixed annuity policies of the Parent. Included in the Company's reserves transferred to FSA in 1999 were $34,657,000 of such policy enhancement reserves. Based upon final actuarial calculations performed in the first quarter of 2000, $16,741,000 of such reserves were returned to the Company by FSA. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. Pursuant to the agreement, the enhancements were scheduled to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June 30, 2003 to eligible policies still active on each of those dates. The Company's portion of the payment due amounted to $58,329,000 on January 1, 2000, $52,093,000 on June 30, 2001 and $48,939,000 on June 30, 2002, and
      was either credited to the accounts of the policyholders or paid as benefits through withdrawals or accelerated death benefits. On December 31, 2002, the remaining enhancement reserve for such payments totaled $48,595,000.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    INVESTMENTS

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                                       Estimated
                                                        Amortized           Fair
                                                             Cost          Value
                                                       ----------    -----------
                                                            (In thousands)
AT DECEMBER 31, 2002:

Securities of the United States Government             $   32,531     $   32,820
Mortgage-backed securities                              1,476,100      1,547,568
Securities of public utilities                            311,951        311,604
Corporate bonds and notes                               2,757,880      2,776,021
Redeemable preferred stocks                                21,515         21,575
Other debt securities                                     892,700        838,981
                                                       ----------    -----------
  Total                                                $5,492,677     $5,528,569
                                                       ==========    ===========

AT DECEMBER 31, 2001:

Securities of the United States Government             $   24,279     $   24,069
Mortgage-backed securities                              1,532,155      1,543,175
Securities of public utilities                            223,006        222,815
Corporate bonds and notes                               2,059,160      2,002,981
Redeemable preferred stocks                                21,515         21,515
Other debt securities                                     747,786        730,520
                                                       ----------    -----------
  Total                                                $4,607,901     $4,545,075
                                                       ==========    ===========

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2002, follow:

                                                                       Estimated
                                                       Amortized            Fair
                                                            Cost           Value
                                                      ----------      ----------
                                                           (In thousands)

Due in one year or less                               $  181,967      $  180,293
Due after one year through five years                  1,763,626       1,757,157
Due after five years through ten years                 1,497,987       1,494,157
Due after ten years                                      572,997         549,395
Mortgage-backed securities                             1,476,100       1,547,567
                                                      ----------      ----------
  Total                                               $5,492,677      $5,528,569
                                                      ==========      ==========

      Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    INVESTMENTS (Continued)

      Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                  Gross        Gross
                                             Unrealized   Unrealized
                                                  Gains       Losses
                                             ----------   ----------
                                                 (In thousands)

AT DECEMBER 31, 2002:

Securities of the United States Government   $    1,174   $     (885)
Mortgage-backed securities                       72,364         (896)
Securities of public utilities                   11,514      (11,861)
Corporate bonds and notes                       109,067      (90,926)
Redeemable preferred stocks                          60           --
Other debt securities                            10,797      (64,516)
                                             ----------   ----------
  Total                                      $  204,976   $ (169,084)
                                             ==========   ==========


AT DECEMBER 31, 2001:

Securities of the United States Government   $      105   $     (315)
Mortgage-backed securities                       16,573       (5,553)
Securities of public utilities                    1,885       (2,076)
Corporate bonds and notes                        21,540      (77,719)
Other debt securities                             6,226      (23,492)
                                             ----------   ----------
  Total                                      $   46,329   $ (109,155)
                                             ==========   ==========

      Gross unrealized gains on equity securities aggregated $76,000 at December 31, 2002 and $12,000 at December 31, 2001. Gross unrealized losses on equity securities aggregated $1,578,000 at December 31, 2002 and $439,000 at December 31, 2001.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    INVESTMENTS (Continued)

      Gross realized investment gains and losses on sales of investments are as follows:

                                       Years ended December 31,
                                 -----------------------------------
                                   2002         2001         2000
                                 ---------    ---------    ---------

                                            (In thousands)

BONDS, NOTES AND REDEEMABLE
  PREFERRED STOCKS:
  Realized gains                 $  26,555    $  34,026    $   9,608
  Realized losses                  (33,600)     (25,258)      (5,573)

MORTGAGE LOANS:
  Realized losses                       --           --         (276)

COMMON STOCKS:
Realized gains                          --          164          610
Realized losses                       (169)          --           --

OTHER INVESTMENTS:
Realized gains                          --           --        1,091
Realized losses                     (1,324)        (685)          --

IMPAIRMENT WRITEDOWNS              (57,273)    (100,958)     (20,637)
                                 ---------    ---------    ---------
Total net realized investment
  losses                         $ (65,811)   $ (92,711)   $ (15,177)
                                 =========    =========    =========


      The sources and related amounts of investment income (losses) are as follows:

                                       Years ended December 31,
                                 -----------------------------------
                                   2002         2001         2000
                                 ---------    ---------    ---------

                                            (In thousands)

Short-term investments           $   3,879    $   8,422    $  21,683
Bonds, notes and redeemable
  preferred stocks                 305,480      285,668      290,157
Mortgage loans                      55,417       58,262       60,608
Partnerships                         1,281       13,905        7,031
Policy loans                        18,796       18,218       20,200
Common stocks                           --            2           --
Real estate                           (276)        (272)         121
Other invested assets                7,866       (4,030)       6,668
Less: investment expenses           (2,357)      (4,962)      (7,113)
                                 ---------    ---------    ---------
Total investment income          $ 390,086    $ 375,213    $ 399,355
                                 =========    =========    =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4     INVESTMENTS (Continued)

      At December 31, 2002, no investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity.

      At December 31, 2002, bonds, notes and redeemable preferred stocks included $331,844,000 of bonds that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 30 industries with 23% of these assets concentrated in financial institutions and 14% concentrated in telecommunications. No other industry concentration constituted more than 10% of these assets.

      At December 31, 2002, mortgage loans were collateralized by properties located in 28 states, with loans totaling approximately 28% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 11% by properties located in New York. No more than 10% of the portfolio was secured by properties in any other single state.

      At December 31, 2002, the carrying value, which approximates market value, of all investments in default as to the payment of principal or interest totaled $15,613,000 ($8,934,000 of bonds and $6,679,000 of mortgage loans).

      As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At December 31, 2002, the Company had one outstanding liability Swap Agreement with a notional principal of $33,400,000. This agreement matures in December 2024. The net interest received or paid on the Swap Agreement is included in Interest Expense in the Statement of Income and Comprehensive Income. The total net interest paid amounted to $1,543,000 for the year ended December 31, 2002, compared with net interest received of $2,599,000 for the year ended December 31, 2001 and $43,000 for the year ended December 31, 2000.

      At December 31, 2002, $9,423,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities which do not have readily determinable market prices, we estimate their fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, we use our most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

      SEPARATE ACCOUNT SEED MONEY: Fair value is considered to be the market value of the underlying securities.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

      PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

      RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

      SECURITIES HELD/LOANED UNDER COLLATERAL AGREEMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

      SUBORDINATED NOTES PAYABLE TO AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      The estimated fair values of the Company's financial instruments at December 31, 2002 and 2001 compared with their respective carrying values, are as follows:

                                                      Carrying          Fair
                                                        Value           Value
                                                     -----------     -----------
                                                           (In thousands)
DECEMBER 31, 2002:

ASSETS:
      Cash and short-term investments                $    65,872     $    65,872
      Bonds, notes and redeemable preferred
        stocks                                         5,528,569       5,528,569
      Mortgage loans                                     738,601         818,022
      Policy loans                                       215,846         215,846
      Separate account seed money                         25,366          25,366
      Common stocks                                        2,609           2,609
      Partnerships                                         8,766           7,504
      Securities held under collateral                   585,760         585,760
        agreements
      Variable annuity assets held in                 14,758,642      14,758,642
        separate accounts

LIABILITIES:
      Reserves for fixed annuity contracts           $ 4,285,098     $ 4,173,950
      Reserves for guaranteed investment
        contracts                                        359,561         367,393
      Securities loaned under collateral
        agreements                                       585,760         585,760
      Variable annuity liabilities related
        to separate accounts                          14,758,642      14,758,642

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                       Carrying         Fair
                                                         Value          Value
                                                      -----------    -----------
                                                            (In thousands)
DECEMBER 31, 2001:

ASSETS:

      Cash and short-term investments                 $   200,064    $   200,064
      Bonds, notes and redeemable preferred
        stocks                                          4,545,075      4,545,075
      Mortgage loans                                      692,392        732,393
      Policy loans                                        226,961        226,961
      Separate account seed money                          50,560         50,560
      Common stocks                                           861            861
      Partnerships                                          8,214          7,527
      Securities held under collateral
        agreements                                        541,899        541,899
      Variable annuity assets held in                  18,526,413     18,526,413
        separate accounts

LIABILITIES:

      Reserves for fixed annuity contracts            $ 3,498,917    $ 3,439,727
      Reserves for guaranteed investment                  483,861        490,718
        Contracts
      Securities loaned under collateral
        agreements                                        541,899        541,899
      Variable annuity liabilities related
        to separate accounts                           18,526,413     18,526,413
      Subordinated notes payable to affiliates             58,814         62,273

6.    SUBORDINATED NOTES PAYABLE TO AFFILIATES

      Subordinated notes (including accrued interest of $6,354,000) payable to affiliates totaled $58,814,000 at interest rates ranging from 8% to 9.5% at December 31, 2001. The notes were distributed to the Parent as part of the Saamsun distribution on January 1, 2002.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   REINSURANCE

      GUARANTEED MINIMUM DEATH BENEFIT ("GMDB"): A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a guaranteed minimum death benefit that varies by product (the GMDB). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; the principal invested, adjusted for withdrawals, accumulated at up to 5% per annum (subject to certain caps); or an amount equal to the highest account value in effect on any anniversary date under the contract. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. At December 31, 2002, a portion of the GMDB risk on approximately 28% (calculated based on current account value) of the contracts with such features had been reinsured. Approximately half of this reinsurance will cease at the time the modified coinsurance deposit liability is fully paid down, which is presently estimated to occur in early 2004. However, a substantial majority of all new contracts sold have reinsurance coverage. Reinsurance coverage is subject to limitations such as caps and deductibles. GMDB-related contractholder benefits incurred, net of related reinsurance, were $67,492,000 (net of $8,362,000 of reinsurance recoveries), $17,839,000 (net of $3,767,000 of reinsurance recoveries) and $614,000 (net of $937,000 of reinsurance recoveries) for 2002, 2001 and 2000, respectively. In accordance with Generally Accepted Accounting Principles, the Company expenses such benefits in the period incurred, and therefore does not provide reserves for future benefits. GMDB reinsurance premiums were $17,290,000, $8,200,000 and $3,689,000 for 2002, 2001, and 2000, respectively, and are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

      EARNINGS ENHANCEMENT BENEFIT ("EEB"): The Company issues certain variable annuity products that offer an optional Earnings Enhancement Benefit (EEB) feature. This optional feature provides an additional death benefit, for which the Company assesses a separate charge to contractholders who elect the feature. The EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The percentages vary by issue age and policy duration. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. At December 31, 2002, approximately 7% of inforce contracts include EEB coverage, with 96% of the EEB risk fully reinsured. EEB reinsurance premiums were $360,000 for 2002 and are included in general and administrative expenses in the consolidated statement of income and comprehensive income. There were no EEB reinsurance premiums in 2001 or 2000.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    REINSURANCE (Continued)

      GUARANTEED MINIMUM INCOME BENEFIT ("GMIB"): The Company issues certain variable annuity products that contain or offer a Guaranteed Minimum Income Benefit ("GMIB") living benefit feature. This feature provides a minimum annuity payment guarantee for those contractholders who choose to receive fixed lifetime annuity payments after a seven or ten-year waiting period in their deferred annuity contracts. Over 90% of the contracts (calculated based on account values) with the GMIB feature guaranteed fixed lifetime annuity payments based on principal, adjusted for withdrawals, invested in the contract. The remaining contracts also offer a GMIB based on principal accumulated at 3% to 6.5% per annum. The charges for this feature vary by contract and in certain instances there is no charge for the benefit. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated policyholder account balances to support GMIB benefits and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Substantially all of the Company's GMIB risk has been reinsured as of December 31, 2002. GMIB reinsurance premiums were $4,902,000, $5,047,000 and $3,109,000 for 2002, 2001, and 2000,
      respectively, and are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

      The business which was assumed from MBL Life as part of the Acquisition is subject to existing reinsurance ceded agreements. At December 31, 1998, the maximum retention on any single life was $2,000,000, and a total credit of $5,057,000 was taken against the life insurance reserves, representing predominantly yearly renewable term reinsurance. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. At December 31, 2002, a total reserve credit of $3,641,000 was taken against the life insurance reserves.

      On August 1, 1999, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Hawaii), a non-affiliated stock life insurer. The transaction is accounted for as reinsurance for statutory reporting purposes. As part of the transaction, the Company received cash in the amount of $150,000,000 and recorded a corresponding deposit liability. As payments are made to the reinsurer, the deposit liability is relieved. For the year ended December 31, 2002, the Company recorded income of $6,418,000 from this program, as compared to a cost of $6,909,000 for the year ended December 31, 2001 and a cost of $12,026,000 for the year ended December 31, 2000. These amounts are reported as a component of general and administrative expenses in the Consolidated Statement of Income and Comprehensive Income.

      With respect to its reinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8.    COMMITMENTS AND CONTINGENT LIABILITIES

      The Company has entered into eight agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at December 31, 2002 is $813,000,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $350,450,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The expiration dates of these commitments are as follows: $250,000,000 in 2004, $405,000,000 in 2005 and $158,000,000 in 2006. Management does not anticipate any material losses with respect to these commitments.

      In the ordinary course of business, the Company is obligated to purchase approximately $42,000,000 of asset backed securities as of December 31, 2002. The expiration dates of these commitments are as follows:
      $21,000,000 in 2003, $14,000,000 in 2004 and $7,000,000 in 2006.

      The Company has entered into an agreement whereby it is committed to purchase the remaining principal amount, $36,437,000 as of December 31, 2002, of various mortgage-backed securities at par value in March 2006. As of December 31, 2002, the estimated fair value exceeded the principal amount of the securities. At the present time, management does not anticipate any material losses with respect to this agreement.

      In the third quarter of 2002, the Company began issuing certain variable annuity products which offer an optional Guaranteed Minimum Account Value ("GMAV") living benefit. If elected by the policyholder at the time of contract issuance, this feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. There is a separate charge to the contractholder for this feature. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contractholder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. As of December 31, 2002, the premiums subject to guarantee totaled approximately $100 million, and the estimated fair values of the GMAV were not material.

      Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company. The Company previously reported on a matter, McMurdie et al. v. SunAmerica et al., Case No. BC 194082, filed on July 10, 1998 in the Superior Court for the County of Los Angeles. The lawsuit was settled in September 2002.

      The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8.    COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

      member of AIG. The Guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the Guarantee directly against American Home.

      The Company's current financial strength rating from Moody's is based in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

      American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    SHAREHOLDER'S EQUITY

      The Company is authorized to issue 4,000 shares of its $1,000 par value. Common Stock. At December 31, 2002 and 2001, 3,511 shares were outstanding.

      Changes in shareholder's equity are as follows:

                                                       Years ended December 31,
                                              -----------------------------------------
                                                 2002           2001           2000
                                              -----------    -----------    -----------
                                                           (In thousands)
ADDITIONAL PAID-IN CAPITAL:
  Beginning balances                          $   925,753    $   493,010    $   493,010
  Capital contributions by Parent                 200,000             --             --
  Contribution of subsidiary by Parent                 --        432,743             --
                                              -----------    -----------    -----------
  Ending balances                             $ 1,125,753    $   925,753    $   493,010
                                              ===========    ===========    ===========

RETAINED EARNINGS:
  Beginning balances                          $   694,004    $   697,730    $   551,158
  Net income                                       34,251         90,369        215,572
  Dividends paid to Parent                             --        (94,095)       (69,000)
  Distribution of subsidiary to Parent           (552,384)            --             --
                                              -----------    -----------    -----------
  Ending balances                             $   175,871    $   694,004    $   697,730
                                              ===========    ===========    ===========

ACCUMULATED OTHER COMPREHENSIVE
  INCOME(LOSS):
  Beginning balances                          $   (29,272)   $   (65,582)   $  (112,553)
  Change in net unrealized gains (losses)
    on debt securities available for sale          98,718         59,842         79,891
  Change in net unrealized gains (losses)
    on equity securities available for sale        (1,075)          (400)           (27)
  Change in adjustment to deferred
    acquisition costs                             (25,000)        (5,800)        (7,600)
  Tax effects of net changes                      (25,425)       (18,774)       (25,293)
  Cumulative effect of accounting change,
    net of tax                                         --          1,389             --
  Net change related to cash flow hedges           (1,442)            53             --
                                              -----------    -----------    -----------
  Ending balances                             $    16,504    $   (29,272)   $   (65,582)
                                              ===========    ===========    ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    SHAREHOLDER'S EQUITY (Continued)

      Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income (loss) are as follows:

                                                    December 31,     December 31,
                                                       2002              2001
                                                    ------------     ------------
                                                           (In thousands)
Gross unrealized gains                               $ 205,052        $  46,341
Gross unrealized losses                               (170,662)        (109,594)
Adjustment to DAC                                       (9,000)          16,000
Cash flow hedge                                             --            2,218
Deferred income taxes                                   (8,886)          15,763
                                                     ---------        ---------
Accumulated other comprehensive
  income (loss)                                      $  16,504        $ (29,272)
                                                     =========        =========

      On October 30, 2002, the Company received a capital contribution of $200,000,000 in cash from the Parent.

      On January 1, 2002, the Company declared a distribution to its Parent of 100% of the outstanding capital stock of its then consolidated subsidiary, Saamsun Holdings Corp. ("Saamsun"). Pursuant to this distribution, Saamsun became a direct wholly owned subsidiary of the Parent. Saamsun held the Company's asset management and broker-dealer segments. This distribution reduced the Company's shareholder's equity by $552,384,000, cash and short term investments by $82,873,000, partnerships by $443,369,000, deferred acquisition costs by $98,428,000, other assets by $108,163,000, other liabilities by $121,635,000 and subordinated notes payable to affiliates by $58,814,000. Pretax income in future periods will be reduced by the earnings of the Company's asset management and broker-dealer operations, substantially offset by a profit sharing agreement on fees earned on variable annuity subaccounts (see Note 11). Net loss from these operations, on a combined basis, totaled $9,491,000 for the year ended December 31, 2001. Net income from these operations, on a combined basis, totaled $39,619,000 for the year ended December 31, 2000.

      On January 1, 2001, the Parent contributed all of its ownership interests in SA Affordable Housing, LLC ("SAAH LLC"), a wholly owned subsidiary, to the Company. The Company subsequently contributed all of its ownership interests SAAH LLC to Saamsun. All of SAAH LLC's ownership interests were ultimately contributed to SAAMCO. SAAH LLC has investments in limited partnership interests whose primary purpose is the generation of rehabilitation tax credits, low income housing credits and passive losses. Realized tax credits are passed on to its direct Parent, SAAMCO. At the time of the contribution, SAAH LLC had partnership assets of $432,120,000, other assets of $623,000 and shareholder's equity of $432,743,000. SAAH LLC's results of operations are included within the asset management operations. As a result of this transfer, additional paid-in capital was increased by $432,743,000. This contribution was approved by the Arizona Department of Insurance.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    SHAREHOLDER'S EQUITY (Continued)

      Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Currently, no dividends can be paid to stockholders in the year 2003 without obtaining prior approval. No dividends were paid in the year ended December 31, 2002. Ordinary and extraordinary dividends of $94,095,000 and $69,000,000 were paid on April 2, 2001 and March 1, 2000, respectively.

      Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net loss totaled $180,737,000 for the year ended December 31, 2002 and $122,322,000 for the year ended December 31, 2001. The Company's net income for the year ended December 31, 2000 was $168,367,000. The Company's statutory capital and surplus totaled $463,905,000 at December 31, 2002 and $1,009,267,000 at December
      31, 2001.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   INCOME TAXES

      The components of the provisions for federal income taxes on pretax income consist of the following:

                                          Net
                                        Realized
                                       Investment
                                         Gains
                                        (Losses)       Operations        Total
                                       ----------      ----------      ---------

                                                     (In thousands)
YEAR ENDED DECEMBER 31, 2002:

  Currently payable                    $  (18,625)     $ (108,060)     $(126,685)
  Deferred                                 (4,409)        133,157        128,748
                                       ----------      ----------      ---------
  Total income tax expense (benefit)   $  (23,034)     $   25,097      $   2,063
                                       ==========      ==========      =========

YEAR ENDED DECEMBER 31, 2001:

  Currently payable                    $  (18,317)     $  (86,841)     $(105,158)
  Deferred                                (17,180)        143,190        126,010
                                       ----------      ----------      ---------
  Total income tax expense (benefit)   $  (35,497)     $   56,349      $  20,852
                                       ==========      ==========      =========

YEAR ENDED DECEMBER 31, 2000:

  Currently payable                    $    2,791      $   (8,473)     $  (5,682)
  Deferred                                 (8,103)        122,230        114,127
                                       ----------      ----------      ---------
Total income tax expense (benefit)     $   (5,312)     $  113,757      $ 108,445
                                       ==========      ==========      =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   INCOME TAXES (Continued)

      Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                  Years ended December 31,
                                            -----------------------------------
                                              2002         2001         2000
                                            ---------    ---------    ---------
                                                       (In thousands)

Amount computed at statutory rate           $  12,710    $  42,547    $ 113,406
Increases (decreases) resulting from:
  Amortization of differences between
  book and tax bases of net assets
    acquired                                       --          613          597
  State income taxes, net of federal
    tax benefit                                    --        4,072        9,718
  Dividends received deduction                (10,117)     (13,406)     (10,900)
  Tax credits                                      --      (16,758)      (2,382)
  Other, net                                     (530)       3,784       (1,994)
                                            ---------    ---------    ---------
  Total income tax expense                  $   2,063    $  20,852    $ 108,445
                                            =========    =========    =========

      For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at December 31, 2002. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   INCOME TAXES (Continued)

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                      December 31,   December 31,
                                                         2002            2001
                                                      ------------   ------------
                                                            (In thousands)

DEFERRED TAX LIABILITIES:

Deferred acquisition costs                             $ 423,823      $ 425,208
State income taxes                                            --          5,978
Other liabilities                                         42,289         24,247
Net unrealized gains on debt and equity
  securities available for sale                            8,885             --
                                                       ---------      ---------
Total deferred tax liabilities                           474,997        455,433
                                                       ---------      ---------
DEFERRED TAX ASSETS:

Investments                                              (13,591)       (23,194)
Contractholder reserves                                  (84,943)      (184,890)
Guaranty fund assessments                                 (3,774)        (3,629)
Deferred income                                          (16,416)       (16,211)
Other assets                                              (4,401)            --
Net unrealized losses on debt and equity
  securities available for sale                               --        (16,539)
                                                       ---------      ---------
Total deferred tax assets                               (123,125)      (244,463)
                                                       ---------      ---------
Deferred income taxes                                  $ 351,872      $ 210,970
                                                       =========      =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.   RELATED-PARTY MATTERS

      As discussed in Notes 1 and 12, the Company declared a distribution to the Parent, effective January 1, 2002, of 100% of the outstanding common stock of its consolidated subsidiary, Saamsun.

      For the year ended December 31, 2002, the Company paid commissions totaling $59,058,000 to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Financial Advisors and Franklin Financial Services Corporation. As discussed in Note 9, Royal Alliance Associates, Inc. was a wholly owned subsidiary of the Company prior to January 1, 2002. For the years ended December 31, 2001 and 2000, the Company paid commissions totaling $40,567,000 and $44,584,000, respectively, to six affiliated broker-dealers: SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc. and VALIC Financial Advisors. These affiliated broker-dealers, distribute a significant portion of the Company's variable annuity products, amounting to approximately 31.2%, 26.0% and 33.8% of deposits for each of the respective periods. Of the Company's mutual fund sales, 26.3% and 33.6% were distributed by these affiliated broker-dealers for the years ended December 31, 2001 and 2000.

      Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent, SAI and AIG. Amounts paid for such services totaled $119,981,000 for the year ended December 31, 2002, $130,178,000 for the year ended December 31, 2001 and $132,034,000 for the year ended December 31, 2000. The component of such costs which relate to the production or acquisition of new business during these periods amounted to $49,004,000, $68,757,000 and $61,954,000, respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the Statement of Income.

      The Company paid $790,000 and $219,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2002 and 2001, respectively (see Note 2).

      On June 10, 2002, the Company entered into a profit sharing agreement with AIG SunAmerica Asset Management Corp. ("SAAMCO"), a former subsidiary of the Company and registered investment advisor, whereby SAAMCO will contribute to the Company on a quarterly basis its profits earned in connection with its role as investment advisor and/or business manager to several open-end investment management companies registered under the Investment Company Act of 1940, as amended, that fund the variable investment options available to investors through the Company's variable annuity contracts (the "SAAMCO Agreement"). The SAAMCO Agreement is retroactive to January 1, 2002. Variable annuity fees of $62,562,000 were included in the statement of income and comprehensive income relating to the SAAMCO Agreement for the year ended December 31, 2002. Of this amount $57,745,000 has been paid to the Company in 2002 and $4,817,000 remains a receivable from SAAMCO at December 31, 2002.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   RELATED-PARTY MATTERS (Continued)

      On September 26, 2001, the Company entered into a short-term financing arrangement with SAI, whereby the Company has the right to borrow up to $500,000,000 from SAI. Any advances made by SAI under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2002 or December 31, 2001.

      On December 19, 2001, the Company entered into a short-term financing arrangement with SAI, whereby SAI has the right to borrow up to $500,000,000 from the Company. Any advances made by the Company under this agreement must be repaid within 30 days. At December 31, 2002, $50,000,000 was due to the Company under this agreement. This receivable was collected in January 2003 and was included in due from affiliates on the balance sheet at December 31, 2002. At December 31, 2001, $75,000,000 was due to the Company under this agreement. This receivable was collected in January 2002 and was included in due from affiliates on the consolidated balance sheet at December 31, 2001.

      On September 26, 2001, the Company entered into a short-term financing arrangement with an affiliate, SunAmerica Investments, Inc., whereby the Company has the right to borrow up to $500,000,000 from SunAmerica Investments, Inc. Any advances made by SunAmerica Investments, Inc. under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2002 or December 31, 2001.

      On December 19, 2001, the Company entered into a short-term financing arrangement with an affiliate, SunAmerica Investments, Inc., whereby SunAmerica Investments, Inc. has the right to borrow up to $500,000,000 from the Company. Any advances made by the Company under this agreement must be repaid within 30 days. No borrowings were outstanding under this agreement at December 31, 2002 or December 31, 2001.

      During the year ended December 31, 2000, the Company sold various invested assets to the Parent for cash equal to their current market value of $6,362,000.

      During the year ended December 31, 2000, FSA transferred $16,741,000 of cash to the Company related to policy enhancements on the New York Business from the Acquisition (see Note 3). During the year ended December 31, 2000, the Company transferred $20,055,000 of cash to the Parent related to policy enhancements granted to annuity policyholders who converted their MBL Life policies to policies of the Parent (see Note 3).

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.   BUSINESS SEGMENTS

      As a result of the distribution of Saamsun to the Parent on January 1, 2002, the Company has one business segment in 2002, annuity operations (see Note 9). Prior to January 1, 2002, the Company had three business segments: annuity operations, asset management operations and broker-dealer operations. The accounting policies of the segments are the same as those described in Note 2 - Summary of Significant Accounting Policies. The Company evaluates performance based on profit or loss from operations before income taxes. There were no intersegment revenues for the years ended December 31, 2001 and 2000. Substantially all of the Company's revenues are derived from the United States. The Parent makes expenditures for long-lived assets for the Company and allocates depreciation of such assets to the Company.

      Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 11.9% of sales in the year ended December 31, 2002, 12.2% of sales in the year ended December 31, 2001 and 16.9% of sales in the year ended December 31, 2000. No other independent selling organization was responsible for 10% or more of sales for any such period. For the years ended December 31, 2001 and 2000, there was no single independent selling organization that accounted for 10% or more of sales in the asset management operations. Registered representatives sell products offered by the broker-dealer operations. Revenue from any single registered representative or group of registered representatives do not compose a material percentage of total revenues in the broker-dealer operations for the years ended December 31, 2001 and 2000.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.   BUSINESS SEGMENTS (Continued)

      Summarized data for the Company's business segments follow:

                                                    Asset          Broker-
                                   Annuity        Management       Dealer
                                  Operations      Operations     Operations       Total
                                 ------------    ------------   ------------   ------------
                                                       (In thousands)
YEAR ENDED DECEMBER 31, 2002:

    Investment income            $    390,086    $         --   $         --   $    390,086
    Interest expense                 (246,791)             --             --       (246,791)
                                 ------------    ------------   ------------   ------------
    Net investment income             143,295              --             --        143,295

    Net realized investment
      losses                          (65,811)             --             --        (65,811)

    Variable annuity fees             318,061              --             --        318,061
    Universal life insurance
      fees, net                        20,537              --             --         20,537
    Surrender charges                  32,507              --             --         32,507
    Other fees                          3,305              --             --          3,305
                                 ------------    ------------   ------------   ------------
    Total fee income                  374,410              --             --        374,410

    General and administrative
      expenses                       (101,839)             --             --       (101,839)

    Amortization of deferred
      acquisition costs              (187,860)             --             --       (187,860)

    Annual commissions                (58,389)             --             --        (58,389)

    Guaranteed minimum death
      benefits, net of
      reinsurance recoveries          (67,492)             --             --        (67,492)
                                 ------------    ------------   ------------   ------------
    Pretax income before
      cumulative effect of
      accounting change          $     36,314    $         --   $         --   $     36,314
                                 ============    ============   ============   ============

    Total assets                 $ 23,538,832    $         --   $         --   $ 23,538,832
                                 ============    ============   ============   ============
    Expenditures for
    long-lived assets            $         --    $         --   $         --   $         --
                                 ============    ============   ============   ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.   BUSINESS SEGMENTS (Continued)

                                                    Asset          Broker-
                                   Annuity        Management       Dealer
                                  Operations      Operations     Operations       Total
                                 ------------    ------------   ------------   ------------
                                                       (In thousands)
YEAR ENDED DECEMBER 31, 2001:

Investment income                $    359,655    $     14,988   $        570   $    375,213
Interest expense                    (241,444)          (4,115)          (360)      (245,919)
                                 ------------    ------------   ------------   ------------
Net investment income                 118,211          10,873            210        129,294


Net realized investment
  losses                              (59,784)        (32,927)            --        (92,711)


Variable annuity fees                 350,378          11,499             --        361,877
Net retained commissions                   --           2,210         45,362         47,572
Asset management fees                      --          63,529             --         63,529
Universal life insurance
  fees, net                            18,909              --             --         18,909
Surrender charges                      24,911              --             --         24,911
Other fees                              3,626           9,350          1,575         14,551
                                 ------------    ------------   ------------   ------------
Total fee income                      397,824          86,588         46,937        531,349

General and administrative
  expenses                            (93,020)        (27,430)       (29,486)      (149,936)

Amortization of deferred
  acquisition costs                  (144,273)        (76,043)            --       (220,316)

Annual commissions                    (58,278)             --             --        (58,278)

Guaranteed minimum death
  benefits, net of
  reinsurance recoveries              (17,839)             --             --        (17,839)
                                 ------------    ------------   ------------   ------------
Pretax income before
  cumulative effect of
  accounting change              $    142,841    $    (38,939)  $     17,661   $    121,563
                                 ============    ============   ============   ============

Total assets                     $ 26,207,279    $    659,876   $     72,950   $ 26,940,105
                                 ============    ============   ============   ============
Expenditures for
long-lived assets                $         --    $        614   $        608   $      1,222
                                 ============    ============   ============   ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.   BUSINESS SEGMENTS (Continued)

                                                    Asset          Broker-
                                   Annuity        Management       Dealer
                                  Operations      Operations     Operations       Total
                                 ------------    ------------   ------------   ------------
                                                       (In thousands)
YEAR ENDED DECEMBER 31, 2000:

Investment income                $    388,368    $      9,800   $      1,187   $    399,355
Interest expense                     (260,709)         (3,784)          (360)      (264,853)
                                 ------------    ------------   ------------   ------------
Net investment income                 127,659           6,016            827        134,502


Net realized investment
  losses                              (15,177)             --             --        (15,177)


Variable annuity fees                 385,436          15,059             --        400,495
Net retained commissions                   --           3,878         58,324         62,202
Asset management fees                      --          73,922             --         73,922
Universal life insurance
  fees, net                            20,258              --             --         20,258
Surrender charges                      20,963              --             --         20,963
Other fees                              3,832           6,708          2,419         12,959
                                 ------------    ------------   ------------   ------------
Total fee income                      430,489          99,567         60,743        590,799

General and administrative
  expenses                           (102,849)        (36,106)       (32,058)      (171,013)

Amortization of deferred
  acquisition costs                  (125,035)        (32,972)            --       (158,007)

Annual commissions                    (56,473)             --             --        (56,473)

Guaranteed minimum death
  benefits, net of
  reinsurance recoveries                 (614)             --             --           (614)
                                 ------------    ------------   ------------   ------------
Pretax income before
  cumulative effect of
  accounting change              $    258,000    $     36,505   $     29,512   $    324,017
                                 ============    ============   ============   ============

Total assets                     $ 26,908,888    $    199,075   $     81,515   $ 27,189,478
                                 ============    ============   ============   ============
Expenditures for
long-lived assets                $         --    $        454   $      1,600   $      2,054
                                 ============    ============   ============   ============

                          VARIABLE ANNUITY ACCOUNT NINE

                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

                          Variable Annuity Account Nine
                                       of
                      AIG SunAmerica Life Assurance Company

                                  Annual Report
                                December 31, 2002

                                    Contents

Report of Independent Accountants ..................................   1
Statement of Assets and Liabilities ................................   2
Schedule of Portfolio Investments ..................................   8
Statement of Operations ............................................   9
Statement of Changes in Net Assets .................................  15
Notes to Financial Statements ......................................  21

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of AIG SunAmerica Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Nine

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Nine, a separate account of AIG SunAmerica Life Assurance Company (the "Separate Account") at December 31, 2002, the results of each of their operations and the changes in each of their net assets for the periods ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
March 31, 2003

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                                                                             AllianceBernstein
                                                             Americas    AllianceBernstein         Real Estate    AllianceBernstein
                                                    Government Income  International Value          Investment      Small Cap Value
                                                            Portfolio            Portfolio           Portfolio            Portfolio
                                                            (Class A)            (Class A)           (Class A)            (Class A)
                                                    -------------------------------------------------------------------------------
Assets:
    Investments in Alliance Variable
      Products Series Fund, Inc., at fair value     $         343,745  $           173,977   $         282,788    $         548,059

Liabilities                                                         0                    0                   0                    0
                                                    -------------------------------------------------------------------------------

Net Assets                                          $         343,745  $           173,977   $         282,788    $         548,059
                                                    ===============================================================================

Accumulation units outstanding                                 32,196               21,149              30,605               64,697
                                                    ===============================================================================

Contracts With Total Expenses of 0.25%* (1):
    Net Assets                                      $             150  $               166   $             179    $             183
    Accumulation units outstanding                                 14                   17                  17                   17
    Unit value of accumulation units                $           10.51  $              9.70   $           10.48    $           10.73

Contracts With Total Expenses of 1.40%**:
    Net Assets                                      $               0  $                 0   $               0    $               0
    Accumulation units outstanding                                  0                    0                   0                    0
    Unit value of accumulation units                $               0  $                 0   $               0    $               0

Contracts with total expenses of 1.60%***:
    Net Assets                                      $               0  $                 0   $               0    $               0
    Accumulation units outstanding                                  0                    0                   0                    0
    Unit value of accumulation units                $               0  $                 0   $               0    $               0

Contracts with total expenses of 1.65%****:
    Net Assets                                      $         343,595  $           173,811   $         282,609    $         547,876
    Accumulation units outstanding                             32,182               21,132              30,588               64,680
    Unit value of accumulation units                $           10.68  $              8.23   $            9.24    $            8.47

                                                    AllianceBernstein    AllianceBernstein
                                                       Utility Income                Value   Global Bond
                                                            Portfolio            Portfolio     Portfolio
                                                            (Class A)      (Class A) /(1)/     (Class A)
                                                    ----------------------------------------------------
Assets:
    Investments in Alliance Variable
      Products Series Fund, Inc., at fair value     $         112,146    $             187   $    92,678

Liabilities                                                         0                    0             0
                                                    ----------------------------------------------------

Net Assets                                          $         112,146    $             187   $    92,678
                                                    ====================================================

Accumulation units outstanding                                 12,462                   17         8,382
                                                    ====================================================

Contracts With Total Expenses of 0.25%* (1):
    Net Assets                                      $             193    $             187   $       149
    Accumulation units outstanding                                 17                   17            14
    Unit value of accumulation units                $           11.28    $           10.95   $     10.43

Contracts With Total Expenses of 1.40%**:
    Net Assets                                      $               0    $               0   $         0
    Accumulation units outstanding                                  0                    0             0
    Unit value of accumulation units                $               0    $               0   $         0

Contracts with total expenses of 1.60%***:
    Net Assets                                      $               0    $               0   $         0
    Accumulation units outstanding                                  0                    0             0
    Unit value of accumulation units                $               0    $               0   $         0

Contracts with total expenses of 1.65%****:
    Net Assets                                      $         111,953    $               0   $    92,529
    Accumulation units outstanding                             12,445                    0         8,368
    Unit value of accumulation units                $            9.00    $               0   $     11.06

* Contracts with total expenses of .25% are offered only through the Alliance Ovation Access product.
** Contracts with total expenses of 1.40% are offered only through the Alliance
   Ovation product.
*** Contracts with total expenses of 1.60% are offered only through the Alliance
    Ovation Advisor and Alliance Ovation Plus products.
**** Contracts with total expenses of 1.65% are offered only through the Alliance Ovation Advantage product.

(1) Retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (Continued)

                                                  Global Dollar
                                                     Government           Growth   Growth and Income    High-Yield   International
                                                      Portfolio        Portfolio           Portfolio     Portfolio       Portfolio
                                                      (Class A)   (Class A)/(1)/      (Class A)/(1)/     (Class A)       (Class A)
                                                  --------------------------------------------------------------------------------
Assets:
  Investments in Alliance Variable
   Products Series Fund, Inc., at fair value        $ 65,032        $   151         $    151           $  110,029    $   180,675

Liabilities                                                0              0                0                    0              0
                                                    ------------------------------------------------------------------------------

Net Assets                                          $ 65,032        $   151         $    151           $  110,029    $   180,675
                                                    ==============================================================================

Accumulation units outstanding                         6,185             14               14               11,377         21,816
                                                    ==============================================================================


Contracts With Total Expenses of 0.25%* (1):
    Net Assets                                      $    160        $   151         $    151           $      151    $       140
    Accumulation units outstanding                        14             14               14                   14             14
    Unit value of accumulation units                $  11.21        $ 10.60         $  10.59           $    10.59    $      9.86

Contracts With Total Expenses of 1.40%**:
    Net Assets                                      $      0        $     0         $      0           $        0    $         0
    Accumulation units outstanding                         0              0                0                    0              0
    Unit value of accumulation units                $      0        $     0         $      0           $        0    $         0

Contracts with total expenses of 1.60%***:
    Net Assets                                      $      0        $     0         $      0           $        0    $         0
    Accumulation units outstanding                         0              0                0                    0              0
    Unit value of accumulation units                $      0        $     0         $      0           $        0    $         0

Contracts with total expenses of 1.65%****:
    Net Assets                                      $ 64,872        $     0         $      0           $  109,878    $   180,535
    Accumulation units outstanding                     6,171              0                0               11,363         21,802
    Unit value of accumulation units                $  10.51        $     0         $      0           $     9.67    $      8.28


                                                  Money Market       Premier Growth
                                                     Portfolio            Portfolio
                                                (Class A)/(1)/       (Class A)/(1)/
                                                 ----------------------------------
Assets:
  Investments in Alliance Variable
   Products Series Fund, Inc., at fair value      $    143                 $    149

Liabilities                                              0                        0
                                                  ---------------------------------

Net Assets                                        $    143                 $    149
                                                  =================================

Accumulation units outstanding                          14                       14
                                                  =================================


Contracts With Total Expenses of 0.25%* (1):
    Net Assets                                    $    143                 $    149
    Accumulation units outstanding                      14                       14
    Unit value of accumulation units              $  10.02                 $  10.45

Contracts With Total Expenses of 1.40%**:
    Net Assets                                    $      0                 $      0
    Accumulation units outstanding                       0                        0
    Unit value of accumulation units              $      0                 $      0

Contracts with total expenses of 1.60%***:
    Net Assets                                    $      0                 $      0
    Accumulation units outstanding                       0                        0
    Unit value of accumulation units              $      0                 $      0

Contracts with total expenses of 1.65%****:
    Net Assets                                    $      0                 $      0
    Accumulation units outstanding                       0                        0
    Unit value of accumulation units              $      0                 $      0


* Contracts with total expenses of .25% are offered only through the Alliance Ovation Access product.
** Contracts with total expenses of 1.40% are offered only through the Alliance
   Ovation product.
*** Contracts with total expenses of 1.60% are offered only through the Alliance
    Ovation Advisor and Alliance Ovation Plus products.
**** Contracts with total expenses of 1.65% are offered only through the Alliance Ovation Advantage product.

(1) Retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (Continued)


                                                                                                             U.S.
                                                                                                  Government/High        Worldwide
                                                      Quasar       Technology     Total Return   Grade Securities    Privatization
                                                   Portfolio        Portfolio        Portfolio          Portfolio        Portfolio
                                                   (Class A)   (Class A)/(1)/   (Class A)/(1)/     (Class A)/(1)/        (Class A)
                                                  ---------------------------------------------------------------------------------
Assets:
    Investments in Alliance Variable
     Products Series Fund, Inc., at fair value    $  227,650        $     132        $     150        $       149      $    59,123

Liabilities                                                0                0                0                  0                0
                                                  ---------------------------------------------------------------------------------

Net Assets                                        $  227,650        $     132        $     150        $       149      $    59,123
                                                  =================================================================================

Accumulation units outstanding                        29,734               14               14                 14            6,703
                                                  =================================================================================


Contracts With Total Expenses of 0.25%* (1):
    Net Assets                                    $      144        $     132        $     150        $       149      $       140
    Accumulation units outstanding                        14               14               14                 14               14
    Unit value of accumulation units              $    10.13        $    9.30        $   10.55        $     10.47      $      9.85

Contracts With Total Expenses of 1.40%**:
    Net Assets                                    $        0        $       0        $       0        $         0      $         0
    Accumulation units outstanding                         0                0                0                  0                0
    Unit value of accumulation units              $        0        $       0        $       0        $         0      $         0

Contracts with total expenses of 1.60%***:
    Net Assets                                    $        0        $       0        $       0        $         0      $         0
    Accumulation units outstanding                         0                0                0                  0                0
    Unit value of accumulation units              $        0        $       0        $       0        $         0      $         0

Contracts with total expenses of 1.65%****:
    Net Assets                                    $  227,506        $       0        $       0        $         0      $    58,983
    Accumulation units outstanding                    29,720                0                0                  0            6,689
    Unit value of accumulation units              $     7.65        $       0        $       0        $         0      $      8.82


                                                           Americas         AllianceBernstein
                                                  Government Income       International Value
                                                          Portfolio                 Portfolio
                                                          (Class B)                 (Class B)
                                                  -------------------------------------------
Assets:
    Investments in Alliance Variable
     Products Series Fund, Inc., at fair value         $   235,654              $    313,240

Liabilities                                                      0                         0
                                                  ------------------------------------------

Net Assets                                             $   235,654              $    313,240
                                                  ==========================================

Accumulation units outstanding                              12,989                    34,428
                                                  ==========================================

Contracts With Total Expenses of 0.25%* (1):
    Net Assets                                         $         0              $          0
    Accumulation units outstanding                               0                         0
    Unit value of accumulation units                   $         0              $          0

Contracts With Total Expenses of 1.40%**:
    Net Assets                                         $   160,913              $    122,482
    Accumulation units outstanding                           8,865                    13,445
    Unit value of accumulation units                   $     18.15              $       9.11

Contracts with total expenses of 1.60%***:
    Net Assets                                         $    74,741              $    190,758
    Accumulation units outstanding                           4,124                    20,983
    Unit value of accumulation units                   $     18.13              $       9.09

Contracts with total expenses of 1.65%****:
    Net Assets                                         $         0              $          0
    Accumulation units outstanding                               0                         0
    Unit value of accumulation units                   $         0              $          0


* Contracts with total expenses of .25% are offered only through the Alliance Ovation Access product.
** Contracts with total expenses of 1.40% are offered only through the Alliance
   Ovation product.
*** Contracts with total expenses of 1.60% are offered only through the Alliance
    Ovation Advisor and Alliance Ovation Plus products.
**** Contracts with total expenses of 1.65% are offered only through the Alliance Ovation Advantage product.

(1) Retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (Continued)

                                                    AllianceBernstein
                                                          Real Estate    AllianceBernstein   AllianceBernstein    AllianceBernstein
                                                           Investment      Small Cap Value      Utility Income                Value
                                                            Portfolio            Portfolio           Portfolio            Portfolio
                                                            (Class B)            (Class B)           (Class B)            (Class B)
                                                    -------------------------------------------------------------------------------
Assets:
    Investments in Alliance Variable
      Products Series Fund, Inc., at fair value     $         155,110    $         669,079   $          39,320    $       2,177,267

Liabilities                                                         0                    0                   0                    0
                                                    -------------------------------------------------------------------------------

Net Assets                                          $         155,110    $         669,079   $          39,320    $       2,177,267
                                                    ===============================================================================

Accumulation units outstanding                                 12,427               65,664               2,732              254,350
                                                    ===============================================================================

Contracts With Total Expenses of 0.25%* (1):
    Net Assets                                      $               0    $               0   $               0    $               0
    Accumulation units outstanding                                  0                    0                   0                    0
    Unit value of accumulation units                $               0    $               0   $               0    $               0

Contracts With Total Expenses of 1.40%**:
    Net Assets                                      $         131,765    $         584,319   $          27,288    $       1,521,063
    Accumulation units outstanding                             10,556               57,332               1,894              177,927
    Unit value of accumulation units                $           12.48    $           10.19   $           14.41    $            8.55

Contracts with total expenses of 1.60%***:
    Net Assets                                      $          23,345    $          84,760   $          12,032    $         131,856
    Accumulation units outstanding                              1,871                8,332                 838               15,443
    Unit value of accumulation units                $           12.48    $           10.17   $           14.36    $            8.54

Contracts with total expenses of 1.65%****:
    Net Assets                                      $               0    $               0   $               0    $         524,348
    Accumulation units outstanding                                  0                    0                   0               60,980
    Unit value of accumulation units                $               0    $               0   $               0    $            8.60



                                                                             Global Dollar
                                                          Global Bond           Government              Growth
                                                            Portfolio            Portfolio           Portfolio
                                                            (Class B)            (Class B)           (Class B)
                                                    ----------------------------------------------------------
Assets:
    Investments in Alliance Variable
      Products Series Fund, Inc., at fair value     $         414,313    $         225,827   $         587,822

Liabilities                                                         0                    0                   0
                                                    ----------------------------------------------------------

Net Assets                                          $         414,313    $         225,827   $         587,822
                                                    ==========================================================

Accumulation units outstanding                                 27,005               10,486              49,739
                                                    ==========================================================

Contracts With Total Expenses of 0.25%* (1):
    Net Assets                                      $               0    $               0   $               0
    Accumulation units outstanding                                  0                    0                   0
    Unit value of accumulation units                $               0    $               0   $               0

Contracts With Total Expenses of 1.40%**:
    Net Assets                                      $          62,803    $         170,204   $         349,024
    Accumulation units outstanding                              4,081                7,896              21,284
    Unit value of accumulation units                $           15.39    $           21.56   $           16.40

Contracts with total expenses of 1.60%***:
    Net Assets                                      $         351,510    $          55,623   $          10,255
    Accumulation units outstanding                             22,924                2,590                6.26
    Unit value of accumulation units                $           15.33    $           21.48   $           16.39

Contracts with total expenses of 1.65%****:
    Net Assets                                      $               0    $               0   $         228,543
    Accumulation units outstanding                                  0                    0              27,829
    Unit value of accumulation units                $               0    $               0   $            8.21

* Contracts with total expenses of .25% are offered only through the Alliance Ovation Access product.
** Contracts with total expenses of 1.40% are offered only through the Alliance
   Ovation product.
*** Contracts with total expenses of 1.60% are offered only through the Alliance
    Ovation Advisor and Alliance Ovation Plus products.
**** Contracts with total expenses of 1.65% are offered only through the Alliance Ovation Advantage product.

(1) Retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (Continued)


                                       Growth and Income High-Yield International Money market Premier Growth      Quasar Technology
                                               Portfolio  Portfolio     Portfolio    Portfolio      Portfolio   Portfolio  Portfolio
                                               (Class B)  (Class B)     (Class B)    (Class B)      (Class B)   (Class B)  (Class B)
                                       ---------------------------------------------------------------------------------------------
Assets:
    Investments in Alliance Variable
       Products Series Fund, Inc., at
       fair value                      $       2,111,729 $  366,151 $     136,421 $  2,039,175 $    1,279,184  $  155,184 $  233,241

Liabilities                                            0          0             0            0              0           0          0
                                       ---------------------------------------------------------------------------------------------

Net Assets                             $       2,111,729 $  366,151 $     136,421 $  2,039,175 $    1,279,184  $  155,184    233,241
                                       =============================================================================================

Accumulation units outstanding                   174,791     43,010        14,129      163,810         90,344      21,682     25,715
                                       =============================================================================================

Contracts With Total Expenses of
 0.25%* (1):
    Net Assets                         $               0 $        0 $           0 $          0 $            0  $        0 $        0
    Accumulation units outstanding                     0          0             0            0              0           0          0
    Unit value of accumulation units   $               0 $        0 $           0 $          0 $            0  $        0 $        0

Contracts With Total Expenses of
 1.40%**:
    Net Assets                         $         863,409 $  279,211 $      44,649 $    801,602 $      778,917  $  140,955 $  150,081
    Accumulation units outstanding                32,240     32,777         4,607       62,727         38,807      19,691     14,426
    Unit value of accumulation units   $           26.78 $     8.52 $        9.69 $      12.78 $        20.07  $     7.16 $    10.40

Contracts with total expenses of
 1.60%***:
    Net Assets                         $          90,123 $   86,940 $      91,772 $  1,055,810 $      130,725  $   14,229 $      959
    Accumulation units outstanding                 3,366     10,233         9,522       82,799          6,518       1,991         93
    Unit value of accumulation units   $           26.78 $     8.50 $        9.64 $      12.75 $        20.06  $     7.15 $    10.34

Contracts with total expenses of
 1.65%****:
    Net Assets                         $       1,158,197 $        0 $           0 $    181,763 $      369,542  $        0 $   82,201
    Accumulation units outstanding               139,185          0             0       18,284         45,019           0     11,196
    Unit value of accumulation units   $            8.32 $        0 $           0 $       9.94 $         8.21  $        0 $     7.34

* Contracts with total expenses of .25% are offered only through the Alliance Ovation Access product.
** Contracts with total expenses of 1.40% are offered only through the Alliance
    Ovation product.
*** Contracts with total expenses of 1.60% are offered only through the Alliance
     Ovation Advisor and Alliance Ovation Plus products.
**** Contracts with total expenses of 1.65% are offered only through the Alliance Ovation Advantage product.

(1) Retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002
                                   (Continued)

                                                                                                  U.S.
                                                                                       Government/High
                                                                                      Grade Securities   Worldwide Privatization
                                                              Total Return Portfolio         Portfolio                 Portfolio
                                                                           (Class B)         (Class B)                 (Class B)
                                                              ------------------------------------------------------------------
Assets:
          Investments in Alliance Variable Products
           Series Fund, Inc., at fair value                   $            1,819,314  $      1,490,023   $               169,530

Liabilities                                                                        0                 0                         0
                                                              ------------------------------------------------------------------

Net Assets                                                    $            1,819,314  $      1,490,023   $               169,530
                                                              ==================================================================

Accumulation units outstanding                                               169,341           119,956                    12,168
                                                              ==================================================================

Contracts With Total Expenses of 0.25%* (1):
          Net Assets                                          $                    0  $              0   $                     0
          Accumulation units outstanding                                           0                 0                         0
          Unit value of accumulation units                    $                    0  $              0   $                     0

Contracts With Total Expenses of 1.40%**:
          Net Assets                                          $              383,113  $        284,002   $                79,186
          Accumulation units outstanding                                      20,172            18,727                     5,663
          Unit value of accumulation units                    $                18.99  $          15.17   $                 13.98

Contracts with total expenses of 1.60%***:
          Net Assets                                          $              114,162  $        474,656   $                90,344
          Accumulation units outstanding                                       6,016            31,337                     6,505
          Unit value of accumulation units                    $                18.98  $          15.15   $                 13.89

Contracts with total expenses of 1.65%****:
          Net Assets                                          $            1,322,039  $        731,365   $                     0
          Accumulation units outstanding                                     143,153            69,892                         0
          Unit value of accumulation units                    $                 9.24  $          10.46   $                     0

* Contracts with total expenses of .25% are offered only through the Alliance Ovation Access product.
** Contracts with total expenses of 1.40% are offered only through the Alliance
    Ovation product.
*** Contracts with total expenses of 1.60% are offered only through the Alliance
     Ovation Advisor and Alliance Ovation Plus products.
**** Contracts with total expenses of 1.65% are offered only through the Alliance Ovation Advantage product.

(1) Retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002

Variable Accounts                                                     Shares     Market Value Per Share    Market Value         Cost
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCE SERIES TRUST:
     Americas Government Income Portfolio (Class A)                   27,174     $                12.65    $    343,745  $   339,403
     AllianceBernstein International Value Portfolio (Class A)        18,607                       9.35         173,977      166,493
     AllianceBernstein Real Estate Investment Portfolio (Class A)     24,548                      11.52         282,788      281,954
     AllianceBernstein Small Cap Value Portfolio (Class A)            52,396                      10.46         548,059      532,064
     AllianceBernstein Utility Income Portfolio (Class A)              8,721                      12.86         112,146      108,957
     AllianceBernstein Value Portfolio (Class A)                          21                       8.76             187          171
     Global Bond Portfolio (Class A)                                   7,338                      12.63          92,678       88,852
     Global Dollar Government Portfolio (Class A)                      5,690                      11.43          65,032       59,149
     Growth Portfolio (Class A)                                           13                      11.81             151          142
     Growth and Income Portfolio (Class A)                                 9                      16.62             151          143
     High-Yield Portfolio (Class A)                                   16,110                       6.83         110,029      105,786
     International Portfolio (Class A)                                18,250                       9.90         180,675      177,154
     Money Market Portfolio (Class A)                                    143                       1.00             143          143
     Premier Growth Portfolio (Class A)                                    9                      17.45             149          143
     Quasar Portfolio (Class A)                                       33,331                       6.83         227,650      227,288
     Technology Portfolio (Class A)                                       13                      10.05             132          142
     Total Return Portfolio (Class A)                                     10                      15.30             150          142
     U.S. Government/High Grade Securities Portfolio (Class A)            12                      12.54             149          142
     Worldwide Privatization Portfolio (Class A)                       5,150                      11.48          59,123       57,718
     Americas Government Income Portfolio (Class B)                   18,599                      12.67         235,654      232,651
     AllianceBernstein International Value Portfolio (Class B)        33,573                       9.33         313,240      309,484
     AllianceBernstein Real Estate Investment Portfolio (Class B)     13,511                      11.48         155,110      153,016
     AllianceBernstein Small Cap Value Portfolio (Class B)            63,966                      10.46         669,079      653,462
     AllianceBernstein Utility Income Portfolio (Class B)              3,058                      12.86          39,320       38,558
     AllianceBernstein Value Portfolio (Class B)                     248,831                       8.75       2,177,267    2,160,069
     Global Bond Portfolio (Class B)                                  33,039                      12.54         414,313      411,950
     Global Dollar Government Portfolio (Class B)                     19,775                      11.42         225,827      216,972
     Growth Portfolio (Class B)                                       50,241                      11.70         587,822      609,217
     Growth and Income Portfolio (Class B)                           128,061                      16.49       2,111,729    2,137,005
     High-Yield Portfolio (Class B)                                   53,531                       6.84         366,151      363,870
     International Portfolio (Class B)                                13,822                       9.87         136,421      135,210
     Money Market Portfolio (Class B)                              2,039,175                       1.00       2,039,175    2,039,175
     Premier Growth Portfolio (Class B)                               73,984                      17.29       1,279,184    1,337,137
     Quasar Portfolio (Class B)                                       22,889                       6.78         155,184      155,802
     Technology Portfolio (Class B)                                   23,371                       9.98         233,241      246,048
     Total Return Portfolio (Class B)                                119,143                      15.27       1,819,314    1,808,582
     U.S. Government/High Grade Securities Portfolio (Class B)       119,489                      12.47       1,490,023    1,467,757
     Worldwide Privatization Portfolio (Class B)                      14,780                      11.47         169,530      167,397

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                     FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                                                                 AllianceBernstein
                                                                                   Americas    AllianceBernstein       Real Estate
                                                                          Government Income  International Value        Investment
                                                                                  Portfolio            Portfolio         Portfolio
                                                                             (Class A)/(3)/       (Class A)/(3)/     (Class A)/(3/
                                                                          --------------------------------------------------------
Investment income:
    Dividends                                                             $              10  $                 0 $              4
                                                                          --------------------------------------------------------
        Total investment income                                                          10                    0                4
                                                                          --------------------------------------------------------

Expenses:
    Mortality and expense risk charge                                                  (507)                (435)            (786)
    Distribution expense charge                                                         (91)                 (78)            (140)
                                                                          --------------------------------------------------------
        Total expenses                                                                 (598)                (513)            (926)
                                                                          --------------------------------------------------------

Net investment income (loss)                                                           (588)                (513)            (922)
                                                                          --------------------------------------------------------

Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                                           591                1,980            2,053
    Cost of shares sold                                                                (589)              (1,915)          (2,080)
                                                                          --------------------------------------------------------

Net realized gains (losses) from securities transactions                                  2                   65              (27)
Realized gain distributions                                                               0                    0                0
                                                                          --------------------------------------------------------

Net realized gains (losses)                                                               2                   65              (27)
                                                                          --------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                                                   0                    0                0
    End of period                                                                     4,342                7,484              834
                                                                          --------------------------------------------------------

Change in net unrealized appreciation (depreciation) of investments                   4,342                7,484              834
                                                                          --------------------------------------------------------

Increase (decrease) in net assets from operations                         $           3,756  $             7,036 $           (115)
                                                                          ========================================================

                                                            AllianceBernstein  AllianceBernstein   AllianceBernstein
                                                              Small Cap Value     Utility Income               Value    Global Bond
                                                                    Portfolio          Portfolio           Portfolio      Portfolio
                                                                (Class A)/(3)/    (Class A)/(3)/      (Class A)/(1)/ (Class A)/(3)/
                                                            -----------------------------------------------------------------------
Investment income:
    Dividends                                               $               3  $               3   $               0  $          2
                                                            -----------------------------------------------------------------------
        Total investment income                                             3                  3                   0             2
                                                            -----------------------------------------------------------------------

Expenses:
    Mortality and expense risk charge                                  (1,579)              (302)                  0          (264)
    Distribution expense charge                                          (282)               (54)                  0           (47)
                                                            -----------------------------------------------------------------------
        Total expenses                                                 (1,861)              (356)                  0          (311)
                                                            -----------------------------------------------------------------------

Net investment income (loss)                                           (1,858)              (353)                  0          (309)
                                                            -----------------------------------------------------------------------

Net realized gains (losses) from securities transactions:
    Proceeds from shares sold                                           5,994                342                   0         1,597
    Cost of shares sold                                                (5,823)              (342)                  0        (1,569)
                                                            -----------------------------------------------------------------------

Net realized gains (losses) from securities transactions                  171                  0                   0            28
Realized gain distributions                                                 0                  0                   0             0
                                                            -----------------------------------------------------------------------

Net realized gains (losses)                                               171                  0                   0            28
                                                            -----------------------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
    Beginning of period                                                     0                  0                   0             0
    End of period                                                      15,995              3,189                  16         3,826
                                                            -----------------------------------------------------------------------

Change in net unrealized appreciation (depreciation)
    of investments                                                     15,995              3,189                  16         3,826
                                                            -----------------------------------------------------------------------

Increase (decrease) in net assets from operations           $          14,308  $           2,836   $              16  $      3,545
                                                            =======================================================================

(1) For the period from August 6, 2002 (inception) to December 31, 2002.
(3) For the period from June 3, 2002 (inception) to December 31, 2002.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                     FOR THE PERIODS ENDED DECEMBER 31, 2002
                                   (Continued)

                                           Global Dollar
                                              Government            Growth   Growth and Income         High-Yield    International
                                               Portfolio         Portfolio           Portfolio          Portfolio        Portfolio
                                          (Class A)/(3)/    (Class A)/(1)/      (Class A)/(1)/     (Class A)/(3)/   (Class A)/(3)/
                                       ---------------------------------------------------------------------------------------------
Investment income:
    Dividends                             $          10      $        0       $         0           $        9      $          0
                                       ---------------------------------------------------------------------------------------------
        Total investment income                      10               0                 0                    9                 0
                                       ---------------------------------------------------------------------------------------------

Expenses:
    Mortality and expense risk charge              (204)              0                 0                 (237)             (489)
    Distribution expense charge                     (36)              0                 0                  (42)              (87)
                                       ---------------------------------------------------------------------------------------------
        Total expenses                             (240)              0                 0                 (279)             (576)
                                       ---------------------------------------------------------------------------------------------

Net investment income (loss)                       (230)              0                 0                 (270)             (576)
                                       ---------------------------------------------------------------------------------------------

Net realized gains (losses) from
  securities transactions:
    Proceeds from shares sold                       679               0                 0                1,273            43,903
    Cost of shares sold                            (639)              0                 0               (1,237)          (50,689)
                                       ---------------------------------------------------------------------------------------------

Net realized gains (losses) from
  securities transactions                            40               0                 0                   36            (6,786)
Realized gain distributions                           0               0                 0                    0                 0
                                       ---------------------------------------------------------------------------------------------

Net realized gains (losses)                          40               0                 0                   36            (6,786)
                                       ---------------------------------------------------------------------------------------------

Net unrealized appreciation
  (depreciation) of investments:
    Beginning of period                               0               0                 0                    0                 0
    End of period                                 5,883               9                 8                4,243             3,521
                                       ---------------------------------------------------------------------------------------------

Change in net unrealized appreciation
  (depreciation) of investments                   5,883               9                 8                4,243             3,521
                                       ---------------------------------------------------------------------------------------------

Increase (decrease) in net assets
    from operations                       $       5,693      $        9       $         8           $    4,009      $     (3,841)
                                       =============================================================================================

                                                  Money Market    Premier Growth
                                                     Portfolio         Portfolio
                                                (Class A)/(3)/    (Class A)/(3)/
                                                --------------------------------
Investment income:
    Dividends                                     $        0       $       0
                                                --------------------------------
        Total investment income                            0               0
                                                --------------------------------

Expenses:
    Mortality and expense risk charge                      0               0
    Distribution expense charge                            0               0
                                                --------------------------------
        Total expenses                                     0               0
                                                --------------------------------

Net investment income (loss)                               0               0
                                                --------------------------------

Net realized gains (losses) from
  securities transactions:
    Proceeds from shares sold                              0               0
    Cost of shares sold                                    0               0
                                                --------------------------------

Net realized gains (losses) from
  securities transactions                                  0               0
Realized gain distributions                                0               0
                                                --------------------------------

Net realized gains (losses)                                0               0
                                                --------------------------------

Net unrealized appreciation
  (depreciation) of investments:
    Beginning of period                                    0               0
    End of period                                          0               6
                                                --------------------------------

Change in net unrealized appreciation
  (depreciation) of investments                            0               6
                                                --------------------------------

Increase (decrease) in net assets
    from operations                               $        0       $       6
                                                ================================

  (1)  For the period from August 6, 2002 (inception) to December 31, 2002.
  (3)  For the period from June 3, 2002 (inception) to December 31, 2002.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                     FOR THE PERIODS ENDED DECEMBER 31, 2002
                                   (Continued)

                                                                                                              U.S.
                                                                                                   Government/High         Worldide
                                                    Quasar         Technology      Total Return   Grade Securities    Privatization
                                                 Portfolio          Portfolio         Portfolio          Portfolio        Portfolio
                                           (Class A) /(3)/    (Class A) /(1)/   (Class A) /(1)/    (Class A) /(1)/  (Class A) /(3)/
                                           ----------------------------------------------------------------------------------------
Investment income:
    Dividends                              $             0    $             0   $             0   $              0  $             2
                                           ----------------------------------------------------------------------------------------
        Total investment income                          0                  0                 0                  0                2
                                           ----------------------------------------------------------------------------------------

Expenses:
    Mortality and expense risk charge                 (598)                 0                 0                  0             (167)
    Distribution expense charge                       (107)                 0                 0                  0              (30)
                                           ----------------------------------------------------------------------------------------
        Total expenses                                (705)                 0                 0                  0             (197)
                                           ----------------------------------------------------------------------------------------

Net investment income (loss)                          (705)                 0                 0                  0             (195)
                                           ----------------------------------------------------------------------------------------

Net realized gains (losses) from
   securities transactions:
    Proceeds from shares sold                          564                  0                 0                  0           33,484
    Cost of shares sold                               (563)                 0                 0                  0          (38,013)
                                           ----------------------------------------------------------------------------------------

Net realized gains (losses) from
   securities transactions                               1                  0                 0                  0           (4,529)
Realized gain distributions                              0                  0                 0                  0                0
                                           ----------------------------------------------------------------------------------------

Net realized gains (losses)                              1                  0                 0                  0           (4,529)
                                           ----------------------------------------------------------------------------------------

Net unrealized appreciation
   (depreciation) of investments:
    Beginning of period                                  0                  0                 0                  0                0
    End of period                                      362                (10)                8                  7            1,405
                                           ----------------------------------------------------------------------------------------

Change in net unrealized appreciation
   (depreciation) of investments                       362                (10)                8                  7            1,405
                                           ----------------------------------------------------------------------------------------

Increase (decrease) in net assets
   from operations                         $          (342)   $           (10)  $             8   $              7  $        (3,319)
                                           ========================================================================================

                                                    Americas    AllianceBernstein
                                           Government Income  International Value
                                                   Portfolio            Portfolio
                                             (Class B) /(2)/      (Class B) /(3)/
                                           --------------------------------------
Investment income:
    Dividends                              $               0  $                 0
                                           --------------------------------------
        Total investment income                            0                    0
                                           --------------------------------------

Expenses:
    Mortality and expense risk charge                   (247)                (295)
    Distribution expense charge                          (14)                 (10)
                                           --------------------------------------
        Total expenses                                  (261)                (305)
                                           --------------------------------------

Net investment income (loss)                            (261)                (305)
                                           --------------------------------------

Net realized gains (losses) from
   securities transactions:
    Proceeds from shares sold                         49,447              387,237
    Cost of shares sold                              (49,196)            (387,771)
                                           --------------------------------------

Net realized gains (losses) from
   securities transactions                               251                 (534)
Realized gain distributions                                0                    0
                                           --------------------------------------

Net realized gains (losses)                              251                 (534)
                                           --------------------------------------

Net unrealized appreciation
   (depreciation) of investments:
    Beginning of period                                    0                    0
    End of period                                      3,003                3,756
                                           --------------------------------------

Change in net unrealized appreciation
   (depreciation) of investments                       3,003                3,756
                                           --------------------------------------

Increase (decrease) in net assets
   from operations                         $           2,993  $             2,917
                                           ======================================

    (1) For the period from August 6, 2002 (inception) to December 31, 2002.
    (2) For the period from August 14, 2002 (inception) to December 31, 2002.
    (3) For the period from June 3, 2002 (inception) to December 31, 2002.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                     FOR THE PERIODS ENDED DECEMBER 31, 2002
                                   (Continued)

                                                     AllianceBernstein
                                                           Real Estate    AllianceBernstein   AllianceBernstein   AllianceBernstein
                                                            Investment      Small Cap Value      Utility Income               Value
                                                             Portfolio            Portfolio           Portfolio           Portfolio
                                                        (Class B)/(2)/       (Class B)/(2)/      (Class B)/(2)/      (Class B)/(3)/
                                                     ------------------------------------------------------------------------------
Investment income:
    Dividends                                              $       0           $       0           $        0     $        0
                                                     ------------------------------------------------------------------------------
       Total investment income                                     0                   0                    0              0
                                                     ------------------------------------------------------------------------------

Expenses:
    Mortality and expense risk charge                           (140)               (911)                 (37)        (3,841)
    Distribution expense charge                                   (5)                 (5)                  (1)          (283)
                                                     ------------------------------------------------------------------------------
       Total expenses                                           (145)               (916)                 (38)        (4,124)
                                                     ------------------------------------------------------------------------------

Net investment income (loss)                                    (145)               (916)                 (38)        (4,124)
                                                     ------------------------------------------------------------------------------

Net realized gains (losses) from securities
   transactions:
    Proceeds from shares sold                                 61,782              16,920                  349         46,383
    Cost of shares sold                                      (61,858)            (16,829)                (345)       (46,212)
                                                     ------------------------------------------------------------------------------

Net realized gains (losses) from securities
   transactions                                                  (76)                 91                    4            171
Realized gain distributions                                        0                   0                    0              0
                                                     ------------------------------------------------------------------------------

Net realized gains (losses)                                      (76)                 91                    4            171
                                                     ------------------------------------------------------------------------------

Net unrealized appreciation (depreciation)
   of investments:
    Beginning of period                                            0                   0                    0              0
    End of period                                              2,094              15,617                  762         17,198
                                                     ------------------------------------------------------------------------------

Change in net unrealized appreciation
   (depreciation) of investments                               2,094              15,617                  762         17,198
                                                     ------------------------------------------------------------------------------

Increase (decrease) in net assets from operations          $   1,873           $  14,792           $      728     $   13,245
                                                     ==============================================================================


                                                                             Global Dollar
                                                           Global Bond          Government              Growth
                                                             Portfolio           Portfolio           Portfolio
                                                        (Class B)/(2)/      (Class B)/(2)/      (Class B)/(3)/
                                                     ---------------------------------------------------------
Investment income:
    Dividends                                              $       0           $       0           $        0
                                                     ---------------------------------------------------------
       Total investment income                                     0                   0                    0
                                                     ---------------------------------------------------------

Expenses:
    Mortality and expense risk charge                           (267)               (301)              (1,113)
    Distribution expense charge                                  (26)                 (6)                (119)
                                                     ---------------------------------------------------------
       Total expenses                                           (293)               (307)              (1,232)
                                                     ---------------------------------------------------------

Net investment income (loss)                                    (293)               (307)              (1,232)
                                                     ---------------------------------------------------------

Net realized gains (losses) from securities
    transactions:
    Proceeds from shares sold                                971,951              26,313                1,183
    Cost of shares sold                                     (965,284)            (24,959)              (1,197)
                                                     ---------------------------------------------------------

Net realized gains (losses) from securities
    transactions                                               6,667               1,354                  (14)
Realized gain distributions                                        0                   0                    0
                                                     ---------------------------------------------------------

Net realized gains (losses)                                    6,667               1,354                  (14)
                                                     ---------------------------------------------------------

Net unrealized appreciation (depreciation)
    of investments:
    Beginning of period                                            0                   0                    0
    End of period                                              2,363               8,855              (21,395)
                                                     ---------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                              2,363               8,855              (21,395)
                                                     ---------------------------------------------------------

Increase (decrease) in net assets from operations          $   8,737           $   9,902           $  (22,641)
                                                     =========================================================


    (2) For the period from August 14, 2002 (inception) to December 31, 2002.
    (3) For the period from June 3, 2002 (inception) to December 31, 2002.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                     FOR THE PERIODS ENDED DECEMBER 31, 2002
                                   (Continued)

                                                         Growth and Income      High-Yield  International   Money market
                                                                 Portfolio       Portfolio      Portfolio      Portfolio
                                                            (Class B)/(3)/  (Class B)/(2)/ (Class B)/(2)/ (Class B)/(3)/
                                                         ----------------------------------------------------------------
Investment income:
    Dividends                                            $              5   $           0  $           0  $       1,497
                                                         ----------------------------------------------------------------
        Total investment income                                         5               0              0          1,497
                                                         ----------------------------------------------------------------

Expenses:
    Mortality and expense risk charge                              (4,587)           (232)           (67)        (3,296)
    Distribution expense charge                                      (654)             (4)            (3)          (227)
                                                         ----------------------------------------------------------------
        Total expenses                                             (5,241)           (236)           (70)        (3,523)
                                                         ----------------------------------------------------------------

Net investment income (loss)                                       (5,236)           (236)           (70)        (2,026)
                                                         ----------------------------------------------------------------

Net realized gains (losses) from securities
 transactions:
    Proceeds from shares sold                                     183,088         341,385        241,194      1,726,297
    Cost of shares sold                                          (191,442)       (340,328)      (241,558)    (1,726,297)
                                                         ----------------------------------------------------------------

Net realized gains (losses) from securities
 transactions                                                      (8,354)          1,057           (364)             0
Realized gain distributions                                             0               0              0              0
                                                         ----------------------------------------------------------------

Net realized gains (losses)                                        (8,354)          1,057           (364)             0
                                                         ----------------------------------------------------------------

Net unrealized appreciation (depreciation)
 of investments:
    Beginning of period                                                 0               0              0              0
    End of period                                                 (25,276)          2,281          1,211              0
                                                         ----------------------------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                                 (25,276)          2,281          1,211              0
                                                         ----------------------------------------------------------------

Increase (decrease) in net assets from operations        $        (38,866)  $       3,102  $         777  $      (2,026)
                                                         ================================================================

                                                         Premier Growth         Quasar     Technology
                                                              Portfolio      Portfolio      Portfolio
                                                         (Class B)/(3)/ (Class B)/(2)/ (Class B)/(3)/
                                                         --------------------------------------------
Investment income:
    Dividends                                            $           0  $           0  $           0
                                                         --------------------------------------------
        Total investment income                                      0              0              0
                                                         --------------------------------------------

Expenses:
    Mortality and expense risk charge                           (1,680)          (229)          (476)
    Distribution expense charge                                   (186)            (2)           (42)
                                                         --------------------------------------------
        Total expenses                                          (1,866)          (231)          (518)
                                                         --------------------------------------------

Net investment income (loss)                                    (1,866)          (231)          (518)
                                                         --------------------------------------------

Net realized gains (losses) from securities
 transactions:
    Proceeds from shares sold                                    3,057        332,265          48,164
    Cost of shares sold                                         (3,049)      (331,990)       (48,927)
                                                         --------------------------------------------

Net realized gains (losses) from securities
 transactions                                                        8            275           (763)
Realized gain distributions                                          0              0              0
                                                         --------------------------------------------

Net realized gains (losses)                                          8            275           (763)
                                                         --------------------------------------------

Net unrealized appreciation (depreciation)
 of investments:
    Beginning of period                                              0              0              0
    End of period                                              (57,953)          (618)       (12,807)
                                                         --------------------------------------------

Change in net unrealized appreciation
    (depreciation) of investments                              (57,953)          (618)       (12,807)
                                                         --------------------------------------------

Increase (decrease) in net assets from operations        $     (59,811) $        (574) $     (14,088)
                                                         ============================================

    (2) For the period from August 14, 2002 (inception) to December 31, 2002.
    (3) For the period from June 3, 2002 (inception) to December 31, 2002.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                     FOR THE PERIODS ENDED DECEMBER 31, 2002
                                   (Continued)

                                                                                              U.S.
                                                                                   Government/High         Worldwide
                                                                  Total Return    Grade Securities     Privatization
                                                                     Portfolio           Portfolio         Portfolio
                                                                (Class B)/(3)/      (Class B)/(3)/    (Class B)/(2)/
                                                               ------------------------------------------------------
Investment income:
   Dividends                                                    $            4      $            4    $            0
                                                               ------------------------------------------------------
     Total investment income                                                 4                   4                 0
                                                               ------------------------------------------------------

Expenses:
   Mortality and expense risk charge                                    (4,570)             (2,596)             (149)
   Distribution expense charge                                            (738)               (390)               (3)
                                                               ------------------------------------------------------
     Total expenses                                                     (5,308)             (2,986)             (152)
                                                               ------------------------------------------------------

Net investment income (loss)                                            (5,304)             (2,982)             (152)
                                                               ------------------------------------------------------

Net realized gains (losses) from securities transactions:
   Proceeds from shares sold                                            90,125           1,016,751           609,167
   Cost of shares sold                                                 (93,552)         (1,011,037)         (612,713)
                                                               ------------------------------------------------------

Net realized gains (losses) from securities transactions                (3,427)              5,714            (3,546)
Realized gain distributions                                                  0                   0                 0
                                                               ------------------------------------------------------

Net realized gains (losses)                                             (3,427)              5,714            (3,546)
                                                               ------------------------------------------------------

Net unrealized appreciation (depreciation) of investments:
   Beginning of period                                                       0                   0                 0
   End of period                                                        10,732              22,266             2,133
                                                               ------------------------------------------------------

Change in net unrealized appreciation
   (depreciation) of investments                                        10,732              22,266             2,133
                                                               ------------------------------------------------------

Increase (decrease) in net assets from operations               $        2,001      $       24,998    $       (1,565)
                                                               =====================================================

  (2) For the period from August 14, 2002 (inception) to December 31, 2002.
  (3) For the period from June 3, 2002 (inception) to December 31, 2002.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                                                      AllianceBernstein
                                                                       Americas    AllianceBernstein        Real Estate
                                                              Government Income  International Value         Investment
                                                                      Portfolio            Portfolio          Portfolio
                                                                 (Class A)/(3)/       (Class A)/(3)/     (Class A)/(3)/
                                                              -----------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                                         $          (588)     $          (513)   $          (922)
   Net realized gains (losses) from securities transactions                  2                   65                (27)
   Change in net unrealized appreciation (depreciation) of
    investments                                                          4,342                7,484                834
                                                              -----------------------------------------------------------
   Increase (decrease) in net assets from operations                     3,756                7,036               (115)
                                                              -----------------------------------------------------------

From capital transactions:
   Net proceeds from units sold                                        181,097              129,376            154,807
   Cost of units redeemed                                                    0                  (16)               (16)
   Optional enhanced death benefits                                        (68)                 (47)               (86)
   Net transfers                                                       158,960               37,628            128,198
                                                              -----------------------------------------------------------
   Increase in net assets from capital transactions                    339,989              166,941            282,903
                                                              -----------------------------------------------------------

Increase in net assets                                                 343,745              173,977            282,788
Net assets at beginning of period                                            0                    0                  0
                                                              -----------------------------------------------------------
Net assets at end of period                                    $       343,745      $       173,977    $       282,788
                                                              ===========================================================

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:

Contracts with total expenses of .25% :
   Units sold                                                               14                   17                 17
   Units redeemed                                                            0                    0                  0
   Units transferred                                                         0                    0                  0
                                                              -----------------------------------------------------------

Increase in units outstanding                                               14                   17                 17
Beginning units                                                              0                    0                  0
                                                              -----------------------------------------------------------

Ending units                                                                14                   17                 17
                                                              ===========================================================

Contracts with total expenses of 1.40% :
   Units sold                                                                0                    0                  0
   Units redeemed                                                            0                    0                  0
   Units transferred                                                         0                    0                  0
                                                              -----------------------------------------------------------

Increase in units outstanding                                                0                    0                  0
Beginning units                                                              0                    0                  0
                                                              -----------------------------------------------------------

Ending units                                                                 0                    0                  0
                                                              ===========================================================

Contracts with total expenses of 1.60% :
   Units sold                                                                0                    0                  0
   Units redeemed                                                            0                    0                  0
   Units transferred                                                         0                    0                  0
                                                              -----------------------------------------------------------

Increase in units outstanding                                                0                    0                  0
Beginning units                                                              0                    0                  0
                                                              -----------------------------------------------------------

Ending units                                                                 0                    0                  0
                                                              ===========================================================

Contracts with total expenses of 1.65% :
   Units sold                                                           17,031               16,435             16,664
   Units redeemed                                                           (6)                  (8)               (11)
   Units transferred                                                    15,158                4,705             13,935
                                                              -----------------------------------------------------------

Increase in units outstanding                                           32,182               21,132             30,588
Beginning units                                                              0                    0                  0
                                                              -----------------------------------------------------------

Ending units                                                            32,182               21,132             30,588
                                                              ===========================================================

                                                              AllianceBernstein AllianceBernstein AllianceBernstein
                                                                Small Cap Value    Utility Income             Value     Global Bond
                                                                      Portfolio         Portfolio         Portfolio       Portfolio
                                                                 (Class A)/(3)/    (Class A)/(3)/ (Class A)/(1)/ **  (Class A)/(3)/
                                                              ---------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                                         $        (1,858)  $          (353)    $            0 $         (309)
   Net realized gains (losses) from securities transactions                171                 0                  0             28
   Change in net unrealized appreciation (depreciation) of
    investments                                                         15,995             3,189                 16          3,826
                                                              ---------------------------------------------------------------------
   Increase (decrease) in net assets from operations                    14,308             2,836                 16          3,545
                                                              ---------------------------------------------------------------------

From capital transactions:
   Net proceeds from units sold                                        323,965            95,839                171         18,171
   Cost of units redeemed                                               (1,366)                0                  0              0
   Optional enhanced death benefits                                       (176)              (16)                 0            (40)
   Net transfers                                                       211,328            13,487                  0         71,002
                                                              ---------------------------------------------------------------------
   Increase in net assets from capital transactions                    533,751           109,310                171         89,133
                                                              ---------------------------------------------------------------------

Increase in net assets                                                 548,059           112,146                187         92,678
Net assets at beginning of period                                            0                 0                  0              0
                                                              ---------------------------------------------------------------------
Net assets at end of period                                    $       548,059   $       112,146     $          187 $       92,678
                                                              =====================================================================

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:

Contracts with total expenses of .25% :
   Units sold                                                               17                17                 17             14
   Units redeemed                                                            0                 0                  0              0
   Units transferred                                                         0                 0                  0              0
                                                              ---------------------------------------------------------------------

Increase in units outstanding                                               17                17                 17             14
Beginning units                                                              0                 0                  0              0
                                                              ---------------------------------------------------------------------

Ending units                                                                17                17                 17             14
                                                              =====================================================================

Contracts with total expenses of 1.40% :
   Units sold                                                                0                 0                  0              0
   Units redeemed                                                            0                 0                  0              0
   Units transferred                                                         0                 0                  0              0
                                                              ---------------------------------------------------------------------

Increase in units outstanding                                                0                 0                  0              0
Beginning units                                                              0                 0                  0              0
                                                              ---------------------------------------------------------------------

Ending units                                                                 0                 0                  0              0
                                                              =====================================================================

Contracts with total expenses of 1.60% :
   Units sold                                                                0                 0                  0              0
   Units redeemed                                                            0                 0                  0              0
   Units transferred                                                         0                 0                  0              0
                                                              ---------------------------------------------------------------------

Increase in units outstanding                                                0                 0                  0              0
Beginning units                                                              0                 0                  0              0
                                                              ---------------------------------------------------------------------

Ending units                                                                 0                 0                  0              0
                                                              =====================================================================

Contracts with total expenses of 1.65% :
   Units sold                                                           39,474            10,898                  0          1,711
   Units redeemed                                                         (181)               (2)                 0             (4)
   Units transferred                                                    25,388             1,548                  0          6,661
                                                              ---------------------------------------------------------------------

Increase in units outstanding                                           64,680            12,445                  0          8,368
Beginning units                                                              0                 0                  0              0
                                                              ---------------------------------------------------------------------

Ending units                                                            64,680            12,445                  0          8,368
                                                              =====================================================================


(1) For the period from August 6, 2002 (inception) to December 31, 2002.
(3) For the period from June 3, 2002 (inception) to December 31, 2002.

** Increase (decrease) relates to net assets retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIODS ENDED DECEMBER 31, 2002
                                   (Continued)

                                                             Global Dollar
                                                                Government            Growth  Growth and Income      High-Yeild
                                                                 Portfolio         Portfolio          Portfolio       Portfolio
                                                            (Class A)/(3)/  (Class A)/(1)/**   (Class A)/(1)/**  (Class A)/(3)/
                                                            ---------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                                       $       (230)     $           0      $           0  $        (270)
   Net realized gains (losses) from securities transactions            40                  0                  0             36
   Change in net unrealized appreciation (depreciation) of
    investments                                                     5,883                  9                  8          4,243
                                                            ---------------------------------------------------------------------
   Increase (decrease) in net assets from operations                5,693                  9                  8          4,009
                                                            ---------------------------------------------------------------------

From capital transactions:
   Net proceeds from units sold                                     5,592                142                143         79,083
   Cost of units redeemed                                               0                  0                  0            (16)
   Optional enhanced death benefits                                   (34)                 0                  0            (37)
   Net transfers                                                   53,781                  0                  0         26,990
                                                            ---------------------------------------------------------------------
   Increase in net assets from capital transactions                59,339                142                143        106,020
                                                            ---------------------------------------------------------------------

Increase in net assets                                             65,032                151                151        110,029
Net assets at beginning of period                                       0                  0                  0              0
                                                            ---------------------------------------------------------------------
Net assets at end of period                                  $     65,032      $         151      $         151  $     110,029
                                                            =====================================================================

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:

Contracts with total expenses of .25% :
   Units sold                                                          14                 14                 14             14
   Units redeemed                                                       0                  0                  0              0
   Units transferred                                                    0                  0                  0              0
                                                            ---------------------------------------------------------------------

Increase in units outstanding                                          14                 14                 14             14
Beginning units                                                         0                  0                  0              0
                                                            ---------------------------------------------------------------------

Ending units                                                           14                 14                 14             14
                                                            =====================================================================

Contracts with total expenses of 1.40% :
   Units sold                                                           0                  0                  0              0
   Units redeemed                                                       0                  0                  0              0
   Units transferred                                                    0                  0                  0              0
                                                            ---------------------------------------------------------------------

Increase in units outstanding                                           0                  0                  0              0
Beginning units                                                         0                  0                  0              0
                                                            ---------------------------------------------------------------------

Ending units                                                            0                  0                  0              0
                                                            =====================================================================

Contracts with total expenses of 1.60% :
   Units sold                                                           0                  0                  0              0
   Units redeemed                                                       0                  0                  0              0
   Units transferred                                                    0                  0                  0              0
                                                            ---------------------------------------------------------------------

Increase in units outstanding                                           0                  0                  0              0
Beginning units                                                         0                  0                  0              0
                                                            ---------------------------------------------------------------------

Ending units                                                            0                  0                  0              0
                                                            =====================================================================

Contracts with total expenses of 1.65% :
   Units sold                                                         578                  0                  0          8,485
   Units redeemed                                                      (3)                 0                  0             (6)
   Units transferred                                                5,596                  0                  0          2,884
                                                            ---------------------------------------------------------------------

Increase in units outstanding                                       6,171                  0                  0         11,363
Beginning units                                                         0                  0                  0              0
                                                            ---------------------------------------------------------------------

Ending units                                                        6,171                  0                  0         11,363
                                                            =====================================================================

                                                             International      Money Market    Premier Growth
                                                                 Portfolio         Portfolio         Portfolio
                                                            (Class A)/(3)/  (Class A)/(3)/**  (Class A)/(1)/**
                                                            ---------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                                       $       (576)     $           0    $            0
   Net realized gains (losses) from securities transactions        (6,786)                 0                 0
   Change in net unrealized appreciation (depreciation) of
    investments                                                     3,521                  0                 6
                                                            ---------------------------------------------------
   Increase (decrease) in net assets from operations               (3,841)                 0                 6
                                                            ---------------------------------------------------

From capital transactions:
   Net proceeds from units sold                                    90,934                143               143
   Cost of units redeemed                                            (442)                 0                 0
   Optional enhanced death benefits                                   (52)                 0                 0
   Net transfers                                                   94,076                  0                 0
                                                            ---------------------------------------------------
   Increase in net assets from capital transactions               184,516                143               143
                                                            ---------------------------------------------------

Increase in net assets                                            180,675                143               149
Net assets at beginning of period                                       0                  0                 0
                                                            ---------------------------------------------------
Net assets at end of period                                  $    180,675      $         143    $          149
                                                            ===================================================

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:

Contracts with total expenses of .25% :
   Units sold                                                          14                 14                14
   Units redeemed                                                       0                  0                 0
   Units transferred                                                    0                  0                 0
                                                            ---------------------------------------------------

Increase in units outstanding                                          14                 14                14
Beginning units                                                         0                  0                 0
                                                            ---------------------------------------------------

Ending units                                                           14                 14                14
                                                            ===================================================

Contracts with total expenses of 1.40% :
   Units sold                                                           0                  0                 0
   Units redeemed                                                       0                  0                 0
   Units transferred                                                    0                  0                 0
                                                            ---------------------------------------------------

Increase in units outstanding                                           0                  0                 0
Beginning units                                                         0                  0                 0
                                                            ---------------------------------------------------

Ending units                                                            0                  0                 0
                                                            ===================================================

Contracts with total expenses of 1.60% :
   Units sold                                                           0                  0                 0
   Units redeemed                                                       0                  0                 0
   Units transferred                                                    0                  0                 0
                                                            ---------------------------------------------------

Increase in units outstanding                                           0                  0                 0
Beginning units                                                         0                  0                 0
                                                            ---------------------------------------------------

Ending units                                                            0                  0                 0
                                                            ===================================================

Contracts with total expenses of 1.65% :
   Units sold                                                      11,291                  0                 0
   Units redeemed                                                     (60)                 0                 0
   Units transferred                                               10,571                  0                 0
                                                            ---------------------------------------------------

Increase in units outstanding                                      21,802                  0                 0
Beginning units                                                         0                  0                 0
                                                            ---------------------------------------------------

Ending units                                                       21,802                  0                 0
                                                            ===================================================

(1) For the period from August 6, 2002 (inception) to December 31, 2002.
(3) For the period from June 3, 2002 (inception) to December 31, 2002.

** Increase (decrease) relates to net assets retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIODS ENDED DECEMBER 31, 2002
                                   (Continued)

                                                                                                                                U.S.
                                                                                                                     Government/High
                                                                      Quasar        Technology       Total Return   Grade Securities
                                                                   Portfolio         Portfolio          Portfolio          Portfolio
                                                              (Class A)/(3)/ (Class A)/(1)/ **  (Class A)/(1)/ **  (Class A)/(1)/ **
                                                            ------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                                       $         (705)    $           0    $           0      $             0
   Net realized gains (losses) from securities transactions               1                 0                0                    0
   Change in net unrealized appreciation (depreciation) of
    investments                                                         362               (10)               8                    7
                                                            ------------------------------------------------------------------------
   Increase (decrease) in net assets from operations                   (342)              (10)               8                    7
                                                            ------------------------------------------------------------------------

From capital transactions:
   Net proceeds from units sold                                     199,801               142              142                  142
   Cost of units redeemed                                               (16)                0                0                    0
   Optional enhanced death benefits                                     (65)                0                0                    0
   Net transfers                                                     28,272                 0                0                    0
                                                            ------------------------------------------------------------------------
   Increase in net assets from capital transactions                 227,992               142              142                  142
                                                            ------------------------------------------------------------------------

Increase in net assets                                              227,650               132              150                  149
Net assets at beginning of period                                         0                 0                0                    0
                                                            ------------------------------------------------------------------------
Net assets at end of period                                  $      227,650     $         132    $         150      $           149
                                                            ========================================================================

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:

Contracts with total expenses of .25% :
   Units sold                                                            14                14               14                   14
   Units redeemed                                                         0                 0                0                    0
   Units transferred                                                      0                 0                0                    0
                                                            ------------------------------------------------------------------------

Increase in units outstanding                                            14                14               14                   14
Beginning units                                                           0                 0                0                    0
                                                            ------------------------------------------------------------------------

                                                            ------------------------------------------------------------------------
Ending units                                                             14                14               14                   14
                                                            ========================================================================

Contracts with total expenses of 1.40% :
   Units sold                                                             0                 0                0                    0
   Units redeemed                                                         0                 0                0                    0
   Units transferred                                                      0                 0                0                    0
                                                            ------------------------------------------------------------------------

Increase in units outstanding                                             0                 0                0                    0
Beginning units                                                           0                 0                0                    0
                                                            ------------------------------------------------------------------------

Ending units                                                              0                 0                0                    0
                                                            ========================================================================

Contracts with total expenses of 1.60% :
   Units sold                                                             0                 0                0                    0
   Units redeemed                                                         0                 0                0                    0
   Units transferred                                                      0                 0                0                    0
                                                            ------------------------------------------------------------------------

Increase in units outstanding                                             0                 0                0                    0
Beginning units                                                           0                 0                0                    0
                                                            ------------------------------------------------------------------------

Ending units                                                              0                 0                0                    0
                                                            ========================================================================

Contracts with total expenses of 1.65% :
   Units sold                                                        26,049                 0                0                    0
   Units redeemed                                                       (11)                0                0                    0
   Units transferred                                                  3,682                 0                0                    0
                                                            ------------------------------------------------------------------------

Increase in units outstanding                                        29,720                 0                0                    0
Beginning units                                                           0                 0                0                    0
                                                            ------------------------------------------------------------------------

Ending units                                                         29,720                 0                0                    0
                                                            ========================================================================

                                                                 Worldwide             Americas     AllianceBernstein
                                                             Privatization    Government Income   International Value
                                                                 Portfolio            Portfolio             Portfolio
                                                            (Class A)/(3)/       (Class B)/(2)/        (Class B)/(2)/
                                                            ---------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                                      $        (195)   $            (261)    $            (305)
   Net realized gains (losses) from securities transactions        (4,529)                 251                  (534)
   Change in net unrealized appreciation (depreciation) of
    investments                                                     1,405                3,003                 3,756
                                                            ---------------------------------------------------------
   Increase (decrease) in net assets from operations               (3,319)               2,993                 2,917
                                                            ---------------------------------------------------------

From capital transactions:
   Net proceeds from units sold                                    12,345              220,632               263,908
   Cost of units redeemed                                               0              (49,161)                 (930)
   Optional enhanced death benefits                                   (30)                 (24)                  (16)
   Net transfers                                                   50,127               61,214                47,361
                                                            ---------------------------------------------------------
   Increase in net assets from capital transactions                62,442              232,661               310,323
                                                            ---------------------------------------------------------

Increase in net assets                                             59,123              235,654               313,240
Net assets at beginning of period                                       0                    0                     0
                                                            ---------------------------------------------------------
Net assets at end of period                                 $      59,123    $         235,654     $         313,240
                                                            =========================================================

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:

Contracts with total expenses of .25% :
   Units sold                                                          14                    0                     0
   Units redeemed                                                       0                    0                     0
   Units transferred                                                    0                    0                     0
                                                            ---------------------------------------------------------

Increase in units outstanding                                          14                    0                     0
Beginning units                                                         0                    0                     0
                                                            ---------------------------------------------------------

                                                            ---------------------------------------------------------
Ending units                                                           14                    0                     0
                                                            =========================================================

Contracts with total expenses of 1.40% :
   Units sold                                                           0                7,096                 9,238
   Units redeemed                                                       0               (1,557)                  (98)
   Units transferred                                                    0                3,326                 4,305
                                                            ---------------------------------------------------------

Increase in units outstanding                                           0                8,865                13,445
Beginning units                                                         0                    0                     0
                                                            ---------------------------------------------------------

Ending units                                                            0                8,865                13,445
                                                            =========================================================

Contracts with total expenses of 1.60% :
   Units sold                                                           0                5,239                20,221
   Units redeemed                                                       0               (1,188)                   (7)
   Units transferred                                                    0                   73                   769
                                                            ---------------------------------------------------------

Increase in units outstanding                                           0                4,124                20,983
Beginning units                                                         0                    0                     0
                                                            ---------------------------------------------------------

Ending units                                                            0                4,124                20,983
                                                            =========================================================

Contracts with total expenses of 1.65% :
   Units sold                                                       1,408                    0                     0
   Units redeemed                                                      (3)                   0                     0
   Units transferred                                                5,284                    0                     0
                                                            ---------------------------------------------------------

Increase in units outstanding                                       6,689                    0                     0
Beginning units                                                         0                    0                     0
                                                            ---------------------------------------------------------

Ending units                                                        6,689                    0                     0
                                                            =========================================================

(1) For the period from August 6, 2002 (inception) to December 31, 2002.
(2) For the period from August 14, 2002 (inception) to December 31, 2002.
(3) For the period from June 3, 2002 (inception) to December 31, 2002.

** Increase (decrease) relates to net assets retained in Variable Annuity Account Nine by AIG SunAmerica Life Assurance Company.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIODS ENDED DECEMBER 31, 2002
                                   (Continued)

                                                     AllianceBerstein
                                                          Real Estate    AllianceBerstein        AllianceBerstein  AllianceBerstein
                                                           Investment     Small Cap Value          Utility Income             Value
                                                            Portfolio           Portfolio               Portfolio         Portfolio
                                                       (Class B)/(2)/      (Class B)/(2)/          (Class B)/(2)/    (Class B)/(2)/
                                                     ------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                                  $      (145)         $      (916)             $       (38)      $    (4,124)
   Net realized gains (losses) from
    securities transactions                                     (76)                  91                        4               171
   Change in net unrealized appreciation
    (depreciation) of investments                             2,094               15,617                      762            17,198
                                                     -------------------------------------------------------------------------------
   Increase (decrease) in net assets
    from operations                                           1,873               14,792                      728            13,245
                                                     -------------------------------------------------------------------------------

From capital transactions:
   Net proceeds from units sold                             180,373              641,191                   32,362         2,014,702
   Cost of units redeemed                                   (64,892)             (22,166)                     (52)          (42,777)
   Optional enhanced death benefits                              (9)                 (40)                      (1)             (260)
   Net transfers                                             37,765               35,302                    6,283           192,357
                                                     -------------------------------------------------------------------------------
   Increase in net assets from capital transactions         153,237              654,287                   38,592         2,164,022
                                                     -------------------------------------------------------------------------------

Increase in net assets                                      155,110              669,079                   39,320         2,177,267
Net assets at beginning of period                                 0                    0                        0                 0
                                                     -------------------------------------------------------------------------------
Net assets at end of period                             $   155,110          $   669,079              $    39,320       $ 2,177,267
                                                     ===============================================================================

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:

Contracts with total expenses of .25%:
   Units sold                                                     0                    0                        0                 0
   Units redeemed                                                 0                    0                        0                 0
   Units transferred                                              0                    0                        0                 0
                                                     -------------------------------------------------------------------------------

Increase in units outstanding                                     0                    0                        0                 0
Beginning units                                                   0                    0                        0                 0
                                                     -------------------------------------------------------------------------------

Ending units                                                      0                    0                        0                 0
                                                     ===============================================================================

Contracts with total expenses of 1.40%:
   Units sold                                                 7,575               53,985                    1,457           167,194
   Units redeemed                                               (74)                 (92)                      (4)              (24)
   Units transferred                                          3,055                3,439                      441            10,757
                                                     -------------------------------------------------------------------------------

Increase in units outstanding                                10,556               57,332                    1,894           177,927
Beginning units                                                   0                    0                        0                 0
                                                     -------------------------------------------------------------------------------

Ending units                                                 10,556               57,332                    1,894           177,927
                                                     ===============================================================================

Contracts with total expenses of 1.60%:
   Units sold                                                 7,039               10,428                      838            20,390
   Units redeemed                                            (5,158)              (2,096)                       0            (4,944)
   Units transferred                                            (10)                   0                        0                (3)
                                                     -------------------------------------------------------------------------------

Increase in units outstanding                                 1,871                8,332                      838            15,443
Beginning units                                                   0                    0                        0                 0
                                                     -------------------------------------------------------------------------------

Ending units                                                  1,871                8,332                      838            15,443
                                                     ===============================================================================

Contracts with total expenses of 1.65%:
   Units sold                                                     0                    0                        0            49,485
   Units redeemed                                                 0                    0                        0               (18)
   Units transferred                                              0                    0                        0            11,513
                                                     -------------------------------------------------------------------------------

Increase in units outstanding                                     0                    0                        0            60,980
Beginning units                                                   0                    0                        0                 0
                                                     -------------------------------------------------------------------------------

Ending units                                                      0                    0                        0            60,980
                                                     ===============================================================================

                                                                              Global Dollar
                                                               Global Bond       Government            Growth
                                                                 Portfolio        Portfolio         Portfolio
                                                            (Class B)/(2)/   (Class B)/(2)/    (Class B)/(3)/
                                                            -------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                                        $      (293)   $        (307)       $    (1,232)
   Net realized gains (losses) from
    securities transactions                                         6,667            1,354                (14)
   Change in net unrealized appreciation
    (depreciation) of investments                                   2,363            8,855            (21,395)
                                                            -------------------------------------------------
   Increase (decrease) in net assets
    from operations                                                 8,737            9,902            (22,641)
                                                            -------------------------------------------------

From capital transactions:
   Net proceeds from units sold                                    75,127          235,356            538,407
   Cost of units redeemed                                            (553)         (24,062)              (193)
   Optional enhanced death benefits                                    (8)             (32)              (146)
   Net transfers                                                  331,010            4,663             72,395
                                                            -------------------------------------------------
   Increase in net assets from capital transactions               405,576          215,925            610,463
                                                            -------------------------------------------------

Increase in net assets                                            414,313          225,827            587,822
Net assets at beginning of period                                       0                0                  0
                                                            -------------------------------------------------
Net assets at end of period                                   $   414,313    $     225,827        $   587,822
                                                            =================================================

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:

Contracts with total expenses of .25%:
   Units sold                                                           0                0                  0
   Units redeemed                                                       0                0                  0
   Units transferred                                                    0                0                  0
                                                              -----------------------------------------------

Increase in units outstanding                                           0                0                  0
Beginning units                                                         0                0                  0
                                                              -----------------------------------------------

Ending units                                                            0                0                  0
                                                              ===============================================

Contracts with total expenses of 1.40%:
   Units sold                                                       3,625            8,825             19,931
   Units redeemed                                                     (24)          (1,163)               (15)
   Units transferred                                                  480              234              1,368
                                                              -----------------------------------------------

Increase in units outstanding                                       4,081            7,896             21,284
Beginning units                                                         0                0                  0
                                                              -----------------------------------------------

Ending units                                                      4,081 4            7,896             21,284
                                                              ===============================================

Contracts with total expenses of 1.60%:
   Units sold                                                       1,418            2,590                152
   Units redeemed                                                     (13)               0                  0
   Units transferred                                               21,519                0                474
                                                              -----------------------------------------------

Increase in units outstanding                                      22,924            2,590                626
Beginning units                                                         0                0                  0
                                                              -----------------------------------------------

Ending units                                                       22,924            2,590                626
                                                              ===============================================

Contracts with total expenses of 1.65%:
   Units sold                                                           0                0             23,058
   Units redeemed                                                       0                0                (11)
   Units transferred                                                    0                0              4,782
                                                              -----------------------------------------------

Increase in units outstanding                                           0                0             27,829
Beginning units                                                         0                0                  0
                                                              -----------------------------------------------

Ending units                                                            0                0             27,829
                                                              ===============================================

(2) For the period from August 14, 2002 (inception) to December 31, 2002.
(3) For the period from June 3, 2002 (inception) to December 31, 2002.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIODS ENDED DECEMBER 31, 2002
                                   (Continued)

                                                          Growth and
                                                              Income     High Yield  International   Money Market Premier Growth
                                                           Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                      (Class B)/(3)/ (Class B)/(2)/ (Class B)/(2)/ (Class B)/(3)/ (Class B)/(3)/
                                                      ----------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                                   $    (5,236)   $      (236)     $     (70)   $    (2,026)   $    (1,866)
   Net realized gains (losses) from securities
    transactions                                              (8,354)         1,057           (364)             0              8
   Change in net unrealized appreciation
    (depreciation) of investments                            (25,276)         2,281          1,211              0        (57,953)
                                                      -----------------------------------------------------------------------------
   Increase (decrease) in net assets from operations         (38,866)         3,102            777         (2,026)       (59,811)
                                                      -----------------------------------------------------------------------------

From capital transactions:
   Net proceeds from units sold                            1,657,560        233,824        134,399      3,286,454      1,142,076
   Cost of units redeemed                                    (67,638)       (17,643)             0     (1,501,739)        (1,917)
   Optional enhanced death benefits                             (596)           (21)            (3)          (119)          (176)
   Net transfers                                             561,269        146,889          1,248        256,605        199,012
                                                      -----------------------------------------------------------------------------
   Increase in net assets from capital transactions        2,150,595        363,049        135,644      2,041,201      1,338,995
                                                      -----------------------------------------------------------------------------

Increase in net assets                                     2,111,729        366,151        136,421      2,039,175      1,279,184
Net assets at beginning of period                                  0              0              0              0              0
                                                      -----------------------------------------------------------------------------
Net assets at end of period                              $ 2,111,729    $   366,151      $ 136,421    $ 2,039,175    $ 1,279,184
                                                      =============================================================================

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:

Contracts with total expenses of .25%:
   Units sold                                                      0              0              0              0              0
   Units redeemed                                                  0              0              0              0              0
   Units transferred                                               0              0              0              0              0
                                                      -----------------------------------------------------------------------------

Increase in units outstanding                                      0              0              0              0              0
Beginning units                                                    0              0              0              0              0
                                                      -----------------------------------------------------------------------------
Ending units                                                       0              0              0              0              0
                                                      =============================================================================

Contracts with total expenses of 1.40%:
   Units sold                                                 28,633         17,657          4,520         75,250         35,186
   Units redeemed                                               (718)        (2,114)             0            (68)           (10)
   Units transferred                                           4,325         17,234             87        (12,455)         3,631
                                                      -----------------------------------------------------------------------------

Increase in units outstanding                                 32,240         32,777          4,607         62,727         38,807
Beginning units                                                    0              0              0              0              0
                                                      -----------------------------------------------------------------------------

Ending units                                                  32,240         32,777          4,607         62,727         38,807
                                                      =============================================================================

Contracts with total expenses of 1.60%:
   Units sold                                                  4,382         10,075          9,522        169,490          6,163
   Units redeemed                                             (1,555)             0              0       (117,399)             0
   Units transferred                                             539            158              0         30,708            355
                                                      -----------------------------------------------------------------------------

Increase in units outstanding                                  3,366         10,233          9,522         82,799          6,518
Beginning units                                                    0              0              0              0              0
                                                      -----------------------------------------------------------------------------

Ending units                                                   3,366         10,233          9,522         82,799          6,518
                                                      =============================================================================

Contracts with total expenses of 1.65%:
   Units sold                                                 90,939              0              0         15,863         32,320
   Units redeemed                                               (716)             0              0             (9)          (215)
   Units transferred                                          48,962              0              0          2,430         12,914
                                                      -----------------------------------------------------------------------------

Increase in units outstanding                                139,185              0              0         18,284         45,019
Beginning units                                                    0              0              0              0              0
                                                      -----------------------------------------------------------------------------

Ending units                                                 139,185              0              0         18,284         45,019
                                                      =============================================================================

                                                                  Quasar     Technology
                                                               Portfolio      Portfolio
                                                          (Class B)/(2)/ (Class B)/(3)/
                                                          -----------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                                              (231)   $      (518)
   Net realized gains (losses) from securities
    transactions                                                     275           (763)
   Change in net unrealized appreciation
    (depreciation) of investments                                   (618)       (12,807)
                                                          -----------------------------
   Increase (decrease) in net assets from transactions              (574)       (14,088)
                                                          -----------------------------

From capital transactions:
   Net proceeds from units sold                                  132,042        210,754
   Cost of units redeemed                                           (517)             0
   Optional enhanced death benefits                                  (25)           (57)
   Net transfers                                                  24,258         36,632
                                                          -----------------------------
   Increase in net assets from capital transactions              155,758        247,329
                                                          -----------------------------

Increase in net assets                                           155,184        233,241
Net assets at beginning of period                                      0              0
                                                          -----------------------------
Net assets at end of period                                    $ 155,184    $   233,241
                                                          =============================

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:

Contracts with total expenses of .25%:
   Units sold                                                          0              0
   Units redeemed                                                      0              0
   Units transferred                                                   0              0
                                                          -----------------------------

Increase in units outstanding                                          0              0
Beginning units                                                        0              0
                                                          -----------------------------
Ending units                                                           0              0
                                                          =============================

Contracts with total expenses of 1.40%:
   Units sold                                                     16,884         11,893
   Units redeemed                                                    (76)            (3)
   Units transferred                                               2,883          2,536
                                                          -----------------------------

Increase in units outstanding                                     19,691         14,426
Beginning units                                                        0              0
                                                          -----------------------------

Ending units                                                      19,691         14,426
                                                          =============================

Contracts with total expenses of 1.60%:
   Units sold                                                      1,494             93
   Units redeemed                                                      0              0
   Units transferred                                                 497              0
                                                          -----------------------------

Increase in units outstanding                                      1,991             93
Beginning units                                                        0              0
                                                          -----------------------------

Ending units                                                       1,991             93
                                                          ==============================

Contracts with total expenses of 1.65%:
   Units sold                                                          0         10,150
   Units redeemed                                                      0             (4)
   Units transferred                                                   0          1,050
                                                          -----------------------------

Increase in units outstanding                                          0         11,196
Beginning units                                                        0              0
                                                          -----------------------------

Ending units                                                           0         11,196
                                                          =============================

(2) For the period from August 14, 2002 (inception) to December 31, 2002.
(3) For the period from June 3, 2002 (inception) to December 31, 2002.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIODS ENDED DECEMBER 31, 2002
                                   (Continued)

                                                                   Total Return Grade Securities    Privatization
                                                                      Portfolio        Portfolio        Portfolio
                                                                 (Class B)/(3)/   (Class B)/(2)/   (Class B)/(2)/
                                                                 ------------------------------------------------
INCREASE IN NET ASSETS:
From operations:
   Net investment loss                                              $    (5,304)     $    (2,982)     $      (152)
   Net realized gains (losses) from securities transactions              (3,427)           5,714           (3,546)
   Change in net unrealized appreciation (depreciation)
    of investments                                                       10,732           22,266            2,133
                                                                    ---------------------------------------------
   Increase (decrease) in net assets from transactions                    2,001           24,998           (1,565)
                                                                    ---------------------------------------------

From capital transactions:
   Net proceeds from units sold                                       1,041,364        1,427,614          587,252
   Cost of units redeemed                                                (5,644)         (31,785)         (21,280)
   Optional enhanced death benefits                                        (544)            (261)             (15)
   Net transfers                                                        782,137           69,457         (394,862)
                                                                    ---------------------------------------------
   Increase in net assets from capital transactions                   1,817,313        1,465,025          171,095
                                                                    ---------------------------------------------

Increase in net assets                                                1,819,314        1,490,023          169,530
Net assets at beginning of period                                             0                0                0
                                                                    ---------------------------------------------
Net assets at end of period                                          $1,819,314       $1,490,023      $   169,530
                                                                    =============================================

ANALYSIS OF INCREASE IN UNITS OUTSTANDING:

Contracts with total expenses of .25%:
   Units sold                                                                 0                0                0
   Units redeemed                                                             0                0                0
   Units transferred                                                          0                0                0
                                                                    ---------------------------------------------

Increase in units outstanding                                                 0                0                0
Beginning units                                                               0                0                0
                                                                    ---------------------------------------------

Ending units                                                                  0                0                0
                                                                    =============================================

Contracts with total expenses of 1.40%:
   Units sold                                                            16,621           12,208            5,843
   Units redeemed                                                            (7)          (1,933)              (1)
   Units transferred                                                      3,558            8,452             (179)
                                                                    ---------------------------------------------

Increase in units outstanding                                            20,172           18,727            5,663
Beginning units                                                               0                0                0
                                                                    ---------------------------------------------

Ending units                                                             20,172           18,727            5,663
                                                                    =============================================

Contracts with total expenses of 1.60%:
   Units sold                                                             6,018           53,102           36,571
   Units redeemed                                                            (6)             (74)          (1,551)
   Units transferred                                                          4          (21,691)         (28,515)
                                                                    ---------------------------------------------

Increase in units outstanding                                             6,016           31,337            6,505
Beginning units                                                               0                0                0
                                                                    ---------------------------------------------

Ending units                                                              6,016           31,337            6,505
                                                                    =============================================

Contracts with total expenses of 1.65%:
   Units sold                                                            67,018           43,950                0
   Units redeemed                                                          (647)            (190)               0
   Units transferred                                                     76,782           26,132                0
                                                                    ---------------------------------------------

Increase in units outstanding                                           143,153           69,892                0
Beginning units                                                               0                0                0
                                                                    ---------------------------------------------

Ending units                                                            143,153           69,892                0
                                                                    =============================================

(2)  For the period from August 14, 2002 (inception) to December 31, 2002.
(3)  For the period from June 3, 2002 (inception) to December 31, 2002.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Variable Annuity Account Nine of AIG SunAmerica Life Assurance Company (the "Separate Account") is a segregated investment account of AIG SunAmerica Life Assurance Company (formerly, DBA Anchor National Life Insurance Company), (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG SunAmerica, the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company for 2002. Effective March 1, 2003, the Company is using its new name exclusively. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account offers the following products: Ovation Advantage, Ovation, Ovation Access, Ovation Advisor, and Ovation Plus. Ovation Advantage was launched on June 3, 2002, Ovation was launched on August 14, 2002, Ovation Access was launched on August 6, 2002, Ovation Advisor was launched on August 6, 2002, and Ovation Plus was launched on December 17, 2002.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

     The Separate Account is composed of thirty-eight Class A or Class B variable investment portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the currently available investment portfolios of Alliance Variable Products Series Fund, Inc. ("Alliance Trust"). The Alliance Trust is a diversified open-ended investment company, which retains investment advisers to assist in the investment activities of the Trust. Participants may elect to have investments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participants to the Variable Accounts and do not include balances allocated to the General Account.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Investment Accounting and Valuation: The investments are stated at the net asset value of each of the portfolios of the Trust as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     Federal Income Taxes: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

3.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

     Withdrawal Charge: The contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the specific contracts, with a maximum charge of 6% of any amount withdrawn that exceeds the free withdrawal amount, and are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS (continued)

     Contract Maintenance Charge: An annual contract maintenance charge of $30 is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal.

     Mortality and Expense Risk Charge: The Company deducts a mortality and expense risk charge, computed on a daily basis as a percentage of the net asset value. The total annual rate of the net asset value of each portfolio is as follows: Ovation Plus, 1.40%; Ovation Advantage, 1.40%; Ovation, 1.40%; Ovation Access, 0.25%; and Ovation Advisor, 1.40%. The Separate Account Charge compensates the Company for the mortality and expense risks and the costs of contract administration and distribution assumed by the Company. The mortality risks assumed by the Company arise from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk assumed is that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

     Distribution Expense Charge: The Company deducts a distribution expense charge at an annual rate of the net asset value of each portfolio, computed on a daily basis as follows: Ovation Advisor, 0.20%; Ovation Plus, 0.20%; Ovation Advantage, 0.25%. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss. There are not any distribution expense charges associated with the Ovation and Ovation Access contracts.

     Optional enhanced death benefits: Several options are available that may increase the death benefit paid. The charges for these options range from an annual rate of 0.05% to 0.30% of the average daily net asset value, and are recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     Transfer Fee: A transfer fee of $10, depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying statement of changes in net assets.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS (continued)

     Premium Taxes: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin or at the time of surrender. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

     Separate Account Income Taxes: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the period from inception to December 31, 2002 consist of the following:

                                                                     Cost of Shares         Proceeds from
     Variable Accounts                                                     Acquired           Shares Sold
     -----------------                                               ------------------------------------
     ALLIANCE TRUST:
     Americas Government Income Portfolio (Class A) *                      $339,992              $    591
     AllianceBernstein International Value
              Portfolio (Class A) *                                         168,408                 1,980
     AllianceBernstein Real Estate Investment
               Portfolio (Class A) *                                        284,034                 2,053
     AllianceBernstein Small Cap Value
              Portfolio (Class A) *                                         537,887                 5,994
     AllianceBernstein Utility Income
              Portfolio (Class A) *                                         109,299                   342
     AllianceBernstein Value Portfolio (Class A) **                             171                     0
     Global Bond Portfolio (Class A) *                                       90,421                 1,597
     Global Dollar Government Portfolio (Class A) *                          59,788                   679
     Growth Portfolio (Class A) **                                              142                     0
     Growth and Income Portfolio (Class A) **                                   143                     0
     High Yield Portfolio (Class A) *                                       107,023                 1,273
     International Portfolio (Class A) *                                    227,843                43,903
     Money Market Portfolio (Class A) **                                        143                     0
     Premier Growth Portfolio (Class A) **                                      143                     0
     Quasar Portfolio (Class A) *                                           227,851                   564
     Technology Portfolio (Class A) **                                          142                     0
     Total Return Portfolio (Class A) **                                        142                     0
     U.S. Government/High Grade Securities
              Portfolio (Class A) **                                            142                     0
     Worldwide Privatization Portfolio (Class A) **                          95,731                33,484
     Americas Government Income Portfolio (Class B) **                      281,847                49,447
     AllianceBernstein International Value
         Portfolio (Class B) *                                              697,255               387,237
     AllianceBernstein Real Estate Investment
         Portfolio (Class B) **                                             214,874                61,782
     AllianceBernstein Small Cap Value
              Portfolio (Class B) **                                        670,291                16,920
     AllianceBernstein Utility Income
              Portfolio (Class B) ***                                        38,903                   349

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   PURCHASES AND SALES OF INVESTMENTS

                                                                          Cost of Shares          Proceeds from
     Variable Accounts                                                          Acquired            Shares Sold
     -----------------                                                    -------------------------------------
     AllianceBernstein Value Portfolio (Class B) ***                          $2,206,281             $   46,383
     Global Bond Portfolio (Class B) ***                                       1,377,234                971,951
     Global Dollar Government Portfolio (Class B) ***                            241,931                 26,313
     Growth Portfolio (Class B) *                                                610,414                  1,183
     Growth and Income Portfolio (Class B) *                                   2,328,447                183,088
     High Yield Portfolio (Class B) ***                                          704,198                341,385
     International Portfolio (Class B) ***                                       376,768                241,194
     Money Market Portfolio (Class B) *                                        3,765,472              1,726,297
     Premier Growth Portfolio (Class B) *                                      1,340,186                  3,057
     Quasar Portfolio (Class B) ***                                              487,792                332,265
     Technology Portfolio (Class B) *                                            294,975                 48,164
     Total Return Portfolio (Class B) *                                        1,902,134                 90,125
     U.S. Government/High Grade Securities
              Portfolio (Class B) *                                            2,478,794              1,016,751
     Worldwide Privatization Portfolio (Class B) ***                             780,110                609,167

     *   For the period from June 3, 2002 (inception) to December 31, 2002
     ** For the period from August 6, 2002 (inception) to December 31, 2002 *** For the period from August 14, 2002 (inception) to December 31, 2002

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES

     A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the period ended December 31, 2002, follows:


                                                                Ratio of             Ratio of
                                   Net Assets                  expenses to          investment                    Total
                   --------------------------------------   average net assets       income to                   Return
                         Unit Value                                Lowest             average                   Lowest to
         Units     Lowest to Highest ($)  Total Value ($)    to Highest \\(1)\\  net assets \\(2)\\          Highest \\(3)\\
         -----     ---------------------  ---------------   -------------------  ------------------  ------------------------------
     Americas Government Income Portfolio (Class A)
     ----------------------------------------------
           32,196          10.51 to 10.68        343,745    0.25% to 1.65%             0.01%          5.07% \\(5)\\ to 6.77% \\(4)\\

     AllianceBernstein International Value Portfolio (Class A)
     ---------------------------------------------------------
           21,149            8.23 to 9.70        173,977    0.25% to 1.65%             0.00%        -17.75% \\(4)\\ to 0.86% \\(5)\\

     AllianceBernstein Real Estate Investment Portfolio (Class A)
     ------------------------------------------------------------
           30,605           9.24 to 10.48        282,788    0.25% to 1.65%             0.00%         -7.61% \\(4)\\ to 0.78% \\(5)\\

     AllianceBernstein Small Cap Value Portfolio (Class A)
     -----------------------------------------------------
           64,697           8.47 to 10.73        548,059    0.25% to 1.65%             0.00%        -15.29% \\(4)\\ to 4.07% \\(5)\\

     AllianceBernstein Utility Income Portfolio (Class A)
     ----------------------------------------------------
           12,462           9.00 to 11.28        112,146    0.25% to 1.65%             0.01%        -10.04% \\(4)\\ to 4.04% \\(5)\\

     AllianceBernstein Value Portfolio (Class A)
     -------------------------------------------
               17                   10.95            187             0.25%             0.00%                           4.03% \\(5)\\

     Global Bond Portfolio (Class A)
     -------------------------------
            8,382          10.43 to 11.06         92,678    0.25% to 1.65%             0.00%         7.03% \\(5)\\ to 10.58% \\(4)\\

     Global Dollar Government Portfolio (Class A)
     --------------------------------------------
            6,185          10.51 to 11.21         65,032    0.25% to 1.65%             0.03%         5.14% \\(4)\\ to 16.99% \\(5)\\

     Growth Portfolio (Class A)
     --------------------------
               14                   10.60            151             0.25%             0.00%                           2.07% \\(5)\\

     Growth and Income Portfolio (Class A)
     -------------------------------------
               14                   10.59            151             0.25%             0.00%                           2.46% \\(5)\\

     High-Yield Portfolio (Class A)
     ------------------------------
           11,377           9.67 to 10.59        110,029    0.25% to 1.65%             0.02%         -3.30% \\(4)\\ to 8.58% \\(5)\\

     International Portfolio (Class A)
     ---------------------------------
           21,816            8.28 to 9.86        180,675    0.25% to 1.65%             0.00%        -17.19% \\(4)\\ to 3.01% \\(5)\\

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.    UNIT VALUES (Continued)

                                                               Ratio of            Ratio of
                                  Net Assets                  expenses to         investment                      Total
                  --------------------------------------  average net assets       income to                     Return
                        Unit Value                              Lowest              average                     Lowest to
        Units     Lowest to Highest ($)  Total Value ($)  to Highest \\(1)\\   net assets \\(2)\\            Highest \\(3)\\
        -----     ---------------------  ---------------  ------------------   ------------------   --------------------------------
      Money Market Portfolio (Class A)
      --------------------------------
                14                   10.02            143             0.25%            0.00%                          0.18% \\(5)\\

      Premier Growth Portfolio (Class A)
      ----------------------------------
                14                   10.45            149             0.25%            0.00%                          0.17% \\(5)\\

      Quasar Portfolio (Class A)
      --------------------------
            29,734           7.65 to 10.13        227,650    0.25% to 1.65%            0.00%       -23.45% \\(4)\\ to 1.49% \\(5)\\

      Technology Portfolio (Class A)
      ------------------------------
                14                    9.30            132             0.25%            0.00%                          0.40% \\(5)\\

      Total Return Portfolio (Class A)
      --------------------------------
                14                   10.55            150             0.25%            0.00%                          4.08% \\(5)\\

      U.S. Government/High Grade Securities Portfolio (Class A)
      ---------------------------------------------------------
                14                   10.47            149             0.25%            0.00%                          4.94% \\(5)\\

      Worldwide Privatization Portfolio (Class A)
      -------------------------------------------
             6,703            8.82 to 9.85         59,123    0.25% to 1.65%            0.01%       -11.82% \\(4)\\ to 2.59% \\(5)\\

      Americas Government Income Portfolio (Class B)
      ----------------------------------------------
            12,989          18.13 to 18.15        235,654    0.25% to 1.60%            0.00%         2.32% \\(6)\\ to 4.16% \\(5)\\

      AllianceBernstein International Value Portfolio (Class B)
      ---------------------------------------------------------
            34,428            9.09 to 9.11        313,240    1.40% to 1.60%            0.00%       -1.88% \\(6)\\ to -0.25% \\(5)\\

      AllianceBernstein Real Estate Investment Portfolio (Class B)
      ------------------------------------------------------------
            12,427                   12.48        155,110    1.40% to 1.60%            0.00%       -1.12% \\(6)\\ to -0.29% \\(5)\\

      AllianceBernstein Small Cap Value Portfolio (Class B)
      -----------------------------------------------------
            65,664          10.17 to 10.19        669,079    1.40% to 1.60%            0.00%        -0.16% \\(6)\\ to 2.96% \\(5)\\

      AllianceBernstein Utility Income Portfolio (Class B)
      ----------------------------------------------------
             2,732          14.36 to 14.41         39,320    1.40% to 1.60%            0.00%        -0.98% \\(6)\\ to 2.78% \\(5)\\

      AllianceBernstein Value Portfolio (Class B)
      -------------------------------------------
           254,350            8.54 to 8.60      2,177,267    1.40% to 1.65%            0.00%       -14.01% \\(4)\\ to 3.07% \\(5)\\

      Global Bond Portfolio (Class B)
      -------------------------------
            27,005          15.33 to 15.39        414,313    1.40% to 1.60%            0.00%         3.07% \\(6)\\ to 5.46% \\(5)\\

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)

                                                               Ratio of              Ratio of
                                  Net Assets                  expenses to           investment                     Total
                  --------------------------------------   average net assets        income to                    Return
                        Unit Value                               Lowest               average                    Lowest to
        Units     Lowest to Highest ($)  Total Value ($)   to Highest \\(1)\\   net assets \\(2)\\             Highest \\(3)\\
        -----     ---------------------  ---------------   ------------------   ------------------  --------------------------------
      Global Dollar Government Portfolio (Class B)
      --------------------------------------------
            10,486          21.48 to 21.56        225,827    1.40% to 1.60%            0.00%        15.39% \\(5)\\ to 15.45% \\(6)\\

      Growth Portfolio (Class B)
      --------------------------
            49,739           8.21 to 16.40        587,822    1.40% to 1.65%            0.00%       -17.88% \\(4)\\ to 0.86% \\(5)\\

      Growth and Income Portfolio (Class B)
      -------------------------------------
           174,791           8.32 to 26.78      2,111,729    1.40% to 1.65%            0.00%       -16.79% \\(4)\\ to 1.25% \\(5)\\

      High-Yield Portfolio (Class B)
      ------------------------------
            43,010            8.50 to 8.52        366,151    1.40% to 1.60%            9.14%         7.46% \\(5)\\ to 8.56% \\(6)\\

      International Portfolio (Class B)
      ---------------------------------
            14,129            9.64 to 9.69        136,421    1.40% to 1.60%            0.00%        -1.22% \\(6)\\ to 1.40% \\(5)\\

      Money Market Portfolio (Class B)
      --------------------------------
           163,810           9.94 to 12.78      2,039,175    1.40% to 1.65%            0.30%        -0.63% \\(5)\\ to -0.37% \\(6)\\

      Premier Growth Portfolio (Class B)
      ----------------------------------
            90,344           8.21 to 20.07      1,279,184    1.40% to 1.65%            0.00%       -17.91% \\(4)\\ to -0.95% \\(5)\\

      Quasar Portfolio (Class B)
      --------------------------
            21,682            7.15 to 7.16        155,184    1.40% to 1.60%            0.00%        -2.03% \\(6)\\ to 0.19% \\(5)\\

      Technology Portfolio (Class B)
      ------------------------------
            25,715           7.34 to 10.40        233,241    1.40% to 1.65%            0.00%       -26.58% \\(4)\\ to -1.00% \\(5)\\

      Total Return Portfolio (Class B)
      --------------------------------
           169,341           9.24 to 18.99      1,819,314    1.40% to 1.65%            9.14%        -7.65% \\(4)\\ to 2.94% \\(5)\\

      U.S. Government/High Grade Securities Portfolio (Class B)
      ---------------------------------------------------------
           119,956          10.46 to 15.17      1,490,023    1.40% to 1.65%            0.00%         2.81% \\(6)\\ to 4.64% \\(4)\\

      Worldwide Privatization Portfolio (Class B)
      -------------------------------------------
            12,168          13.89 to 13.98        169,530    1.40% to 1.60%            0.00%        -1.18% \\(6)\\ to 1.02% \\(5)\\

                          VARIABLE ANNUITY ACCOUNT NINE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

(1) Represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values and exclude the expenses of the underlying funds and charges made directly to contract holder accounts through the redemption of units. Ratios are annualized for periods less than one year.

(2) Represents the dividends, excluding distributions of capital gains, received by the individual variable accounts from the underlying funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in a direct reduction in the unit values. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying funds in which the variable accounts invest. Ratios are annualized for periods less than one year.

(3) Represents the total return for the period indicated, including changes in the underlying funds, and reflects deductions for all items included in the expense ratio. Total return does not include any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date of a particular investment option in the variable account through the end of the reporting period.

(4)  For the period from June 3, 2002 (effective date) to December 31, 2002.

(5)  For the period from August 6, 2002 (effective date) to December 31, 2002.

(6)  For the period from August 14, 2002 (effective date) to December 31, 2002.

PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements

The following financial statements are included in Part B of the Registration Statement.

Consolidated financial statements of AIG SunAmerica Life Assurance Company (formerly, Anchor National life Insurance Company) at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002.


Financial statements of Variable Annuity Account Nine at December 31, 2002 and for the periods ended December 31, 2002.


(b) Exhibits

(1)  Resolution Establishing Separate Account .......................................  *
(2)  Custody Agreement ..............................................................  Not Applicable
(3)  (a)      Form of Distribution Contract .........................................  *
     (b)      Selling Agreement .....................................................  *
(4)  Variable Annuity Contract
     (a)      Group Annuity Certificate .............................................  **
     (b)      Individual Annuity Contract ...........................................  **
     (c)      Annual Ratchet Plan (Optional Death Benefit Endorsement) ..............  **
     (d)      Estate Benefit Plan ...................................................  *
     (e)      Accidental Death Benefit ..............................................  *
     (f)      Enhanced Equity Assurance Plan ........................................  *
     (g)      Equity Assurance Plan .................................................  *
     (h)      IRA Endorsement .......................................................  *
     (i)      SIMPLE IRA Endorsement ................................................  *
     (j)      Tax-Sheltered Annuity Endorsement .....................................
     (k)      Capital Protector Endorsement .........................................  Filed Herewith
(5)  Application for Contract
     (a)      Participant Enrollment Form ...........................................  *
     (b)      Annuity Application ...................................................  *
(6)  Depositor - Corporate Documents
     (a)      Articles of Incorporation .............................................  *
     (a)(1)   Amendment to Articles of Incorporation ................................  ****
     (b)      By-Laws ...............................................................  *
(7)  Reinsurance Contract ...........................................................  Not Applicable
(8)  Form of Fund Participation Agreement with
     (a)      Alliance Variable Products Series Fund, Inc. ..........................  *
(9)  Opinion of Counsel and Consent of Counsel ......................................  **
(10) Consent of Independent Accountants .............................................  Filed Herewith
(11) Financial Statements omitted from Items 23 .....................................  Not Applicable
(12) Initial Capitilization Agreement ...............................................  Not Applicable
(13) Performance Computations .......................................................  ***
(14) Diagram and Listing of All Persons Directly or Indirectly Controlled By or Under
     Common Owner Control with AIG SunAmerica, the Depositor of Registrant ..........  ****
(15) Powers of Attorney .............................................................  **
______________

* Incorporated by reference to Pre-Effective Amendment No. 1 filed on Form N-4 on May 16, 2002, File Nos. 333-88414 and 811-21096.

** Incorporated by reference to the Initial Registration Statement filed on Form N-4 on June 12, 2002, File Nos. 333-90324 and 811-21096, Accession Number, 0000928389-02-000214.

*** Incorporated by reference to the Pre-effective Amendment to this Registration Statement filed on Form N-4 on December 5, 2002, Accession Number, 0000928389-02-000306.

**** Filed April 7, 2003, as part of Post-Effective Amendment No. 16 and 17 to
     File Nos. 33-88642 and 811-8874.

Item 25. Directors and Officers of the Depositor

The officers and directors of AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life") are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


NAME                           POSITION
Jay S. Wintrob                 Director, Chief Executive Officer
Jana W. Greer*                 Director and President
James R. Belardi               Director and Senior Vice President
Marc H. Gamsin                 Director and Senior Vice President
N. Scott Gillis*               Director and Senior Vice President and Chief Financial Officer
Edwin R. Raquel*               Senior Vice President and Chief Actuary
Stewart R. Polakov*            Senior Vice President and Controller
Christine A. Nixon             Senior Vice President and Secretary
Michael J. Akers**             Senior Vice President
Gregory M. Outcalt             Senior Vice President
J. Franklin Grey               Vice President
Edward Texeria*                Vice President
Virginia N. Puzon              Assistant Secretary


____________
* 21650 Oxnard Street, Woodland Hills, CA 91367
** 2727 Allen Parkway, Houston, TX 77019


Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant

The Registrant is a separate account of AIG SunAmerica Life ("Depositor"). The Depositor is a subsidiary of American International Group, Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 filed herewith. An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, accession number [0000950123-03-003570], filed March 31, 2003.

Item 27. Number of Contract Owners


As of September 30, 2003 , the numbers of Alliance Ovations Plus contracts funded by Variable Annuity Account Nine was 243 of which 105 were qualified contracts and 138 were non-qualified contracts.


Item 28. Indemnification

Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's By-Laws ("authorize the indemnification of directors and officers to the full extent required or permitted by the Laws of the State of Arizona, now or hereafter in force, whether such persons are serving the Company, or, at its request, any other entity, which indemnification shall include the advance of expenses under the procedures and to the full extent permitted by law. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the By-Laws, which are incorporated herein by reference.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SunAmerica Capital Services, Inc ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which is filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

Item 29. Principal Underwriter

         (a) AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:


         AIG SunAmerica Life Assurance Company - Variable Separate Account
         AIG SunAmerica Life Assurance Company - Variable Annuity Account One
         AIG SunAmerica Life Assurance Company - Variable Annuity Account Two
         AIG SunAmerica Life Assurance Company - Variable Annuity Account Four
         AIG SunAmerica Life Assurance Company - Variable Annuity Account Five
         AIG SunAmerica Life Assurance Company - Variable Annuity Account Seven
         AIG SunAmerica Life Assurance Company - Variable Annuity Account Nine
         First SunAmerica Life Insurance Company - FS Variable Separate Account
         First SunAmerica Life Insurance Company - FS Variable Annuity Account One
         First SunAmerica Life Insurance Company - FS Variable Annuity Account Two
         First SunAmerica Life Insurance Company - FS Variable Annuity Account Five
         First SunAmerica Life Insurance Company - FS Variable Annuity Account Nine
         Presidential Life Insurance Company - Variable Account One
         Anchor Pathway Fund
         Anchor Series Trust
         Seasons Series Trust
         SunAmerica Series Trust
         SunAmerica Style Select Series, Inc. issued by AIG SunAmerica
         Asset Management Inc. (AIG SAAMCo)
         SunAmerica Equity Funds issued by AIG SAAMCo
         SunAmerica Income Funds issued by AIG SAAMCo
         SunAmerica Money Market Funds, Inc. issued by AIG SAAMCo
         SunAmerica Strategic Investment Series, Inc. issued by AIG SAAMCo
         SunAmerica Senior Floating Rate Fund, issued by AIG SAAMCo
         VALIC Company I and
         VALIC Company II


         (b) Directors, Officers and principal place of business:


         Officer/Directors*                 Position
         -----------------------------------------------------------------------
         Peter Harbeck                      Director
         J. Steven Neamtz                   President & Director
         Robert M. Zakem                    Executive Vice President & Asst.
                                            Secretary & Director
         John T. Genoy                      Vice President, Chief Financial
                                            Officer & Controller
         James Nichols                      Vice President
         Christine A. Nixon**               Secretary
         Virginia Puzon**                   Assistant Secretary


         * Unless otherwise indicated, the principal business address of AIG SunAmerica Capital Services, Inc. and the officers/directors is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.


         ** Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

         (c) AIGSACS retains no compensation or commissions from the Registrant.

Item 30. Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367 or its recordkeeper, Delaware Valley Financial Services, P.O. Box 3031, Berwyn, PA 19312-0031, which provides certain servicing for the Depositor.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

         Registrant undertakes to:
         1. file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;
         2. include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and
         3. deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.




              The Registrant hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88). The Registrant has complied with conditions one through four on the no-action letter.

              The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

              Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              The Depositor represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment Nos. 4 and 5 to the Registration Statement on Form N-4 (File Nos. 333-90324 and 811-21096) to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 20th day of October, 2003.



                                     VARIABLE SEPARATE ACCOUNT
                                     (Registrant)

                                     By: AIG SUNAMERICA LIFE ASSURANCE
                                     COMPANY

                                     By:  /s/ Jay S. Wintrob
                                         ---------------------------------------
                                         Jay S. Wintrob, Chief Executive Officer

                                     AIG SUNAMERICA LIFE ASSURANCE
                                     COMPANY (Depositor)

                                     By:  /s/ Jay S. Wintrob
                                         ---------------------------------------
                                         Jay S. Wintrob, Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.

SIGNATURE                                   TITLE                                       DATE
------------------------------------------------------------------------------------------------------------------------------------
Jay S. Wintrob*                             Chief Executive Officer and Director        October 20, 2003
------------------------------------        (Principal Executive Officer)
Jay S. Wintrob

James R. Belardi*                           Director                                    October 20, 2003
------------------------------------
James R. Belardi

Marc H. Gamsin*                             Director                                    October 20, 2003
------------------------------------
Marc H. Gamsin

N. Scott Gillis*                            Senior Vice President and Director          October 20, 2003
------------------------------------        (Principal Financial Officer)
N. Scott Gillis

Jana Waring Greer*                          Director                                    October 20, 2003
------------------------------------
Jana Waring Greer

Stewart R. Polakov*                         Senior Vice President and Controller        October 20, 2003
------------------------------------        (Principal Accounting Officer)
Stewart R. Polakov



*/s/ Mallary L. Reznik                                                                  October 20, 2003
---------------------------
Mallary L. Reznik,
Attorney-in-fact

                                  EXHIBIT INDEX


Exhibit

(4)(k)     Capital Protector Endorsement

(10)       Consent of Independent Accountants